               Section 240.14a-101  Schedule 14A.
          Information required in proxy  statement.
                 Schedule 14A Information
   Proxy Statement Pursuant to Section 14(a) of the Securities
                      Exchange Act of 1934
                        (Amendment No.  )
Filed by the Registrant [X]
Filed by a party other than the Registrant [ ]
Check the appropriate box:
[ ]  Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section
     240.14a-12

                      WITCO CORPORATION
 .................................................................
     (Name of Registrant as Specified In Its Charter)


 .................................................................
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):
[X]  No fee required
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1)
           and 0-11

     (1) Title of each class of securities to which transaction applies:


     ............................................................

     (2) Aggregate number of securities to which transaction applies:


     .......................................................

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):


     .......................................................

     (4) Proposed maximum aggregate value of transaction:


     .......................................................

     (5)  Total fee paid:


     .......................................................

[ ]  Fee paid previously with preliminary materials.
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

          (1) Amount Previously Paid:


          .......................................................

          (2) Form, Schedule or Registration Statement No.:


          .......................................................

          (3) Filing Party:


          .......................................................

          (4) Date Filed:


          .......................................................

                                     [LOGO]

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                           TO BE HELD APRIL 23, 1997

To our Shareholders:

     The Annual Meeting of Shareholders of WITCO CORPORATION, a Delaware corporation (the 'Company'), will be held at Witco Corporation, One American Lane, 3rd Floor, Greenwich, Connecticut, on Wednesday, April 23, 1997, at 10:30 a.m., local time, for the purpose of acting upon the following matters, as well as such other business as may properly come before the Annual Meeting or any adjournment thereof:

          1. To elect three directors, Messrs. Brinberg, Grant and Hayden, each to serve until the Annual Meeting of Shareholders to be held in 2000, or until his successor is elected and qualifies;

          2. To ratify the appointment of Ernst & Young LLP as the Company's independent auditors for 1997;

          3. To approve the adoption of the Witco Corporation Shareholder Value Incentive Plan (copy attached as Exhibit A);

          4. To approve the adoption of the Witco Corporation 1997 Stock Incentive Plan (copy attached as Exhibit B); and

          5. To approve the adoption of the Witco Corporation Officers' Annual Incentive Plan (copy attached as Exhibit C).

     Only shareholders of record on the books of the Company at the close of business on March 12, 1997 will be entitled to vote at the meeting or any adjournment thereof.

     In order that your shares of stock may be represented at the Annual Meeting, please date and sign the enclosed proxy card and return it promptly in the enclosed envelope. If you attend the Annual Meeting, you may vote in person even though you have previously sent in your proxy card.

     A copy of the Company's Annual Report for the year 1996 is enclosed.

                      By order of the Board of Directors,

                                                        Dustan E. McCoy
                                                        Senior Vice President,
                                                        General Counsel
                                                        and Corporate Secretary

Greenwich, Connecticut
March 21, 1997

                             YOUR VOTE IS IMPORTANT
                 PLEASE COMPLETE, DATE AND SIGN YOUR PROXY AND
                  PROMPTLY RETURN IT IN THE ENCLOSED ENVELOPE.

                                     [LOGO]

                               WITCO CORPORATION
                  ONE AMERICAN LANE, GREENWICH, CT 06831-2559
                            ------------------------
                                PROXY STATEMENT
                         ANNUAL MEETING OF SHAREHOLDERS
                           TO BE HELD APRIL 23, 1997
                            ------------------------

     This Proxy Statement is furnished to the shareholders of Witco Corporation (the 'Company') in connection with the solicitation on behalf of the Board of Directors of proxies to be used at the Annual Meeting of Shareholders to be held on April 23, 1997 and at any adjournment thereof. The Company expects that this Proxy Statement, with the accompanying proxy and the Annual Report for 1996, will be mailed to shareholders on or about March 21, 1997.

     TO ASSURE ADEQUATE REPRESENTATION AT THE ANNUAL MEETING, SHAREHOLDERS ARE REQUESTED TO COMPLETE, SIGN AND RETURN THE ENCLOSED PROXY CARD PROMPTLY IN THE ENCLOSED POSTAGE PAID ENVELOPE. Only shareholders of record at the close of business on March 12, 1997 will be entitled to vote at the meeting.

     Each share of Common Stock, par value $5 per share ('Common Stock'), and each share of $2.65 Cumulative Convertible Preferred Stock, par value $1 per share, outstanding at the close of business on March 12, 1997 will be entitled to one vote at the meeting and will vote together as one class for all of the stated purposes of the meeting. As of March 12, 1997, there were outstanding and entitled to vote at the meeting 57,002,518 shares of Common Stock and 6,476 shares of $2.65 Cumulative Preferred Stock.

     The presence in person or by proxy of shareholders holding a majority of the combined shares of Common Stock and $2.65 Cumulative Convertible Preferred Stock will constitute a quorum for the transaction of business at the 1997 Annual Meeting. If an executed proxy card is returned and the shareholder has voted 'abstain' on any matter (or 'withhold authority' as to the election of any director), the shares represented by such proxy will be considered present at the meeting for purposes of determining a quorum and for purposes of calculating the vote, but will not be considered to have been voted in favor of such matter. If an executed proxy is returned by a broker holding shares in street name which indicates that the broker does not have discretionary authority as to certain shares to vote on one or more matters, such shares will be considered present at the meeting for purposes of determining a quorum, but will not be considered to be represented at the meeting for purposes of calculating the vote with respect to such matters.

     The Company has been informed by the trustee under the Witco Corporation Employee Retirement Savings Plan (the 'Savings Plan') that shares of Common Stock held by the trustee under the Savings Plan's Company Stock Fund will be voted by the trustee in accordance with instructions received from the participants, and if no instructions are received, such shares will be voted in the same proportion as shares for which instructions are received from other participants in the Savings Plan.

     The proxy will be voted in accordance with the instructions of the person executing the same. In the absence of instructions to the contrary, proxies will be voted FOR the election of the three nominees for director named herein; FOR ratification of the appointment of Ernst & Young LLP as the Company's independent auditors for 1997; FOR the approval and adoption of the Witco Corporation Shareholder Value Incentive Plan; FOR the approval and adoption of the Witco Corporation 1997

Stock Incentive Plan; and FOR the approval and adoption of the Witco Corporation Officers' Annual Incentive Plan.

     The Company's principal executive offices are located at One American Lane, Greenwich, Connecticut 06831-2559.

                                   PROPOSAL 1
                             ELECTION OF DIRECTORS

     The number of directors comprising the Board of Directors is currently established at twelve directors, divided into three classes. Each class is elected to serve a three year term, and classes are elected on a staggered basis. At the time of the 1997 Annual Meeting of Shareholders, there will be three vacancies as the Nominating Committee of the Board of Directors has not yet completed the process of selecting, interviewing, and nominating persons to fill these vacancies. Pursuant to the Company's Restated Certificate of Incorporation, vacancies on the Board of Directors shall be filled by a majority vote of the directors then in office, and the director so chosen shall hold office for a term expiring at the annual meeting of shareholders at which the term of the class to which the director has been elected expires. The Board of Directors anticipates filling these vacancies pursuant to such provision in the Restated Certificate of Incorporation during 1997.

     The number of directors to be elected at the 1997 Annual Meeting is fixed at three. The directors who are nominated for election by the shareholders at the 1997 Annual Meeting are Messrs. Brinberg, Grant and Hayden. These nominees were elected by the shareholders at the Annual Meeting of Shareholders held in 1994 for a three-year term and each will be elected to hold office until the Annual Meeting of Shareholders to be held in 2000, or until his successor is elected and qualifies. Proxies cannot be voted for a greater number of persons than these three nominees.

     Mr. E. Gary Cook was elected to the Board of Directors and as its Chairman, on June 12, 1996, effective June 13, 1996, filling a vacancy in the class holding office until the Annual Meeting of Shareholders to be held in 1998. Mr. Cook will hold office until the Annual Meeting of Shareholders to be held in 1998, or until his successor is elected and qualifies.

     The affirmative vote of the holders of a plurality of the shares voting at the 1997 Annual Meeting of Shareholders having voting power present in person or represented by proxy at the meeting is required for the election of each nominee for director. Unless otherwise specified, the proxies received will be voted FOR the election of the listed nominees.

     The nominees for director and the continuing directors, their present principal occupation or employment as of December 31, 1996, and other positions held during the past five years are set forth below.

-----------------------------------------------------------------------------------------------------------------

NOMINEES FOR ELECTION AS DIRECTORS SERVING UNTIL THE 2000 ANNUAL MEETING:
-----------------------------------------------------------------------------------------------------------------

[PHOTO]                               Mr. Brinberg, 63, is Senior Vice President of BRT Realty Trust, a real
SIMEON BRINBERG                       estate investment trust. Mr. Brinberg is a member of the Company's Audit,
Director since 1987                   Nominating and Pension Committees.
-----------------------------------------------------------------------------------------------------------------

[PHOTO]                               Mr. Grant, 72, is Chairman of Galen Associates, a health care venture firm
WILLIAM R. GRANT                      and a General Partner of Galen Partners L.P. He is a Director of Fluor
Director since 1970                   Corporation, SmithKline Beecham p.l.c., Minimed Inc., Allergan, Inc. and
                                      Seagull Energy Corp. Mr. Grant is Chairman of the Company's Organization
                                      and Compensation Committee and a member of the Nominating Committee.
-----------------------------------------------------------------------------------------------------------------

[PHOTO]                               Mr. Hayden, 51, is a Managing Director of Goldman, Sachs & Co., New York,
RICHARD M. HAYDEN                     N.Y., an investment banking firm. Mr. Hayden is a member of the Company's
Director since 1992                   Audit, Finance and Nominating Committees.
-----------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------

CONTINUING DIRECTORS SERVING UNTIL THE 1998 ANNUAL MEETING:
-----------------------------------------------------------------------------------------------------------------

[PHOTO]                               Mr. Burns, 64, was Chief Executive Officer of Galen Associates, a health
WILLIAM G. BURNS                      care venture firm, and a General Partner of Galen Partners L.P. from March
Director since 1986                   1990 to December 1990. Prior to his retirement in May 1989, he was Vice
                                      Chairman of NYNEX Corporation. He is a Director of Pierpont Funds. He is
                                      Chairman of the Company's Audit Committee and a member of the Organization and Compensation Committee.
-----------------------------------------------------------------------------------------------------------------

[PHOTO]                               Mr. Cook, 52, was elected Chairman of the Board, President and Chief
E. GARY COOK                          Executive Officer of the Company on June 12, 1996, effective June 13, 1996.
Director since 1996                   He was President and Chief Operating Officer of Albemarle Corporation until he assumed his current position with the Company. Prior to that he was
                                      President -- Chemicals of Ethyl Corporation.
-----------------------------------------------------------------------------------------------------------------

[PHOTO]                               Mr. Wishnick, 72, is a business consultant. He was elected Chairman of the
WILLIAM WISHNICK                      Board of the Company in 1964 and assumed the additional responsibility of
Director since 1949                   Chief Executive Officer in 1971. He held these positions until October
                                      1990. Mr. Wishnick is a member of the Company's Finance and Pension
                                      Committees.
-----------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------

CONTINUING DIRECTORS SERVING UNTIL THE 1999 ANNUAL MEETING:
-----------------------------------------------------------------------------------------------------------------

[PHOTO]                               Mr. Hohn, 64, is Chairman of the Board and Chief Executive Officer of New
HARRY G. HOHN                         York Life Insurance Company, New York, N.Y. Prior to August 1990, he was
Director since 1989                   Vice Chairman of New York Life Insurance Company. He is Chairman of the
                                      Company's Pension Committee and a member of the Organization and
                                      Compensation Committee.
-----------------------------------------------------------------------------------------------------------------

[PHOTO]                               Mr. Samuel, 71, is a business consultant. Prior to his retirement, Mr.
DAN J. SAMUEL                         Samuel was for many years a senior executive of the Royal Dutch/Shell Group
Director Since 1985                   of Companies. He is a director of Measurement Specialties, Inc. and
                                      Canadian Overseas Packaging Industries. Mr. Samuel is Chairman of the
                                      Company's Nominating Committee and a member of the Company's Audit and
                                      Organization and Compensation Committees.
-----------------------------------------------------------------------------------------------------------------

[PHOTO]                               Mr. Wesson, 54, is President of Galen Associates, a health care venture
BRUCE F. WESSON                       firm, and a General Partner of Galen Partners L.P. Prior to January 1991,
Director since 1980                   he was Senior Vice President and Managing Director of Smith Barney, Harris
                                      Upham & Co. Incorporated, New York, N.Y., an investment banking firm. Mr.
                                      Wesson is Chairman of the Company's Finance Committee and a member of the
                                      Pension Committee.
-----------------------------------------------------------------------------------------------------------------

BOARD OF DIRECTORS -- MEETINGS HELD AND COMMITTEES

     The Board of Directors held ten meetings during 1996. Each director attended 75% or more of the total meetings of the Board of Directors and Committees of which he was a member.

     The Board of Directors has the following standing committees:

     Audit Committee. The functions of the Audit Committee include (a) making recommendations to the full Board of Directors as to the engagement of the Company's independent auditors, (b) reviewing with the independent auditors the plan and results of the audit engagement, (c) reviewing the scope and results of the Company's internal audit procedures, (d) reviewing the independence of the independent auditors, (e) reviewing the adequacy of the Company's system of internal accounting controls, (f) reviewing or participating in reviews of matters relating to audit, accounting and financial statements, (g) reviewing proposed audit fees and other fees of the independent auditors, and (h) reviewing non-audit services performed by the independent auditors. The Audit Committee held five meetings during 1996.

     Nominating Committee. The Nominating Committee is responsible for (a) reviewing qualifications and recommendations for replacement and/or additional nominees to the Board of Directors, (b) reviewing and recommending the amount of compensation to be paid to non-employee members of the Board of Directors, including compensation for committee memberships, meeting fees or such other compensation as may be deemed appropriate, (c) recommending policies regarding directors to the Board of Directors, and (d) such other duties and responsibilities as may be delegated to the Nominating Committee by the Board of Directors. The Nominating Committee held no meetings during 1996. The Nominating Committee will consider nominees recommended by shareholders if such recommendations are made in writing and are provided to the Secretary of the Company at its principal executive offices.

     Organization and Compensation Committee. The functions of the Organization and Compensation Committee include (a) recommending approval to the full Board of Directors of the remuneration arrangements for officers, (b) recommending the adoption of compensation and benefit plans applicable to employee directors and officers, (c) exercising plenary authority in its discretion to determine the purchase price of the Common Stock issuable upon the exercise of each option, to determine the employees to whom, and the time or times at which options shall be granted and the number of shares to be issuable upon the exercise of each option, to interpret the option plans, to prescribe, amend and rescind rules and provisions relating to option plans, to determine the terms and provisions of the respective option agreements and to make all other determinations deemed necessary or advisable for the administration of the option plans, (d) reviewing the performance of the Chief Executive Officer and approving his overall compensation, subject to approval of the Board of Directors, (e) reviewing with the Chief Executive Officer the management and corporate organization structures, management organization succession plans, performance of officers and overall compensation policy of the Company, and (f) reviewing and approving for submission to the Board of Directors election of officers. The Organization and Compensation Committee held ten meetings during 1996.

     Pension Committee. The functions of the Pension Committee include the (a) selection and dismissal of the actuary for the Company's defined benefit plans,
(b) adoption of a funding policy and determination of plan contributions for such plans, (c) review and modification of actuarial assumptions, (d) selection of trustees, investment managers and other entities involved in the management of plan assets, and (e) selection of funds for the Savings Plan and the OSi Specialties, Inc. 401(k) Savings & Investment Plan (the '401(k) plans'). The Committee is also authorized to (a) adopt amendments to the 401(k) plans, (b) periodically review and adopt changes to the Company's stated long-term rate of return on pension assets and the actuarial assumptions and discount rates used for accounting and financial reporting purposes to ensure that it is supported by the expected rate of return, (c) review the performance of investment funds offered under the 401(k) plans, and (d) recommend to the Board of Directors adoption of retirement or savings plan benefits. The Pension Committee held three meetings during 1996.

COMPENSATION OF DIRECTORS

     Non-employee directors are paid an annual retainer of $25,000, an attendance fee of $1,000 per Board meeting, and reimbursement of travel expenses. Non-employee members of the Board of Directors who are chairpersons of a committee receive an attendance fee of $1,000 per meeting of the committee, and other non-employee members of committees receive $750 per meeting of the committee. Non-employee members of committees also receive an annual retainer of $2,500 for each committee on which they serve. Any director entitled to receive annual retainers and attendance fees has the option to elect to defer payment of all or any part of such compensation pursuant to the Company's Deferred Directors' Fees Plan, as amended, until their retirement or such other time as they have elected pursuant to that plan. Amounts deferred can either earn interest at an annual rate set forth in such plan or be converted to phantom shares of Common Stock which earn additional phantom shares on each day the Company pays a dividend. The Company provides non-employee directors with coverage under the Company's basic life and accidental death and dismemberment policy with a death benefit of $50,000.

     The Company retained Mr. Wishnick, upon his retirement as Chairman of the Board and Chief Executive Officer, as an independent consultant for the period February 1, 1991 through January 31, 1993 at an annual retainer of $100,000. On October 22, 1992, the Company extended the consultancy agreement with Mr. Wishnick for the period February 1, 1993 through January 31, 1995 at an annual retainer of $110,000. Thereafter, the agreement is automatically extended for additional terms of one (1) year each unless either party gives ninety (90) days written notice of its intention not to continue such agreement. In addition, the Company makes office space and a part-time secretary available for use by Mr. Wishnick.

DIRECTORS' STOCK OWNERSHIP REQUIREMENTS

     On March 4, 1997, the Board of Directors adopted stock ownership guidelines for directors of the Company which require that each director own Common Stock having a value equal to three times total annual compensation received as a director of the Company. Each director has five years to achieve the required level of ownership.

CERTAIN BUSINESS RELATIONSHIPS

     Mr. Hayden is a Managing Director of Goldman, Sachs & Co. This firm provided certain investment banking services to the Company during the year ended December 31, 1996 and is expected to provide similar services to the Company during 1997.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     During the fiscal year ended December 31, 1996, the Organization and Compensation Committee (the 'Committee') was composed of Messrs. Burns, Grant (Chairman), Hohn and Samuel. All members of the Committee participated in decisions related to compensation of the Company's executive officers.

     No executive officer of the Company served as a director or member of a compensation committee of another entity, one of whose executive officers served as a director or on the Committee of the Company.

OWNERSHIP OF SECURITIES BY DIRECTORS AND OFFICERS

     As of March 1, 1997, the directors of the Company and each executive officer named in the Summary Compensation Table, individually, and all directors and executive officers of the Company as a group beneficially owned equity securities of the Company as follows:

                                                                AMOUNT OF BENEFICIAL OWNERSHIP
                                                 -------------------------------------------------------------
                                                 TITLE OF    DIRECT & INDIRECT     EXERCISABLE     PERCENT OF
           NAME OF BENEFICIAL OWNER               CLASS      OWNERSHIP(a)(b)(c)    OPTIONS(f)       CLASS(g)
----------------------------------------------   --------    ------------------    -----------    ------------
Simeon Brinberg...............................   Common              3,201             --         less than 1%
William G. Burns..............................   Common              2,001             --         less than 1%
E. Gary Cook..................................   Common             82,121(d)          --         less than 1%
Camillo J. DiFrancesco........................   Common              4,897             --         less than 1%
William R. Grant..............................   Common              3,375             --         less than 1%
Richard M. Hayden.............................   Common              3,001             --         less than 1%
Harry G. Hohn.................................   Common                501             --         less than 1%
Nirmal S. Jain................................   Common             44,040             33,540     less than 1%
Gerald Katz...................................   Common             29,090             46,240     less than 1%
William E. Mahoney............................   Common             18,706            256,934     less than 1%
L. John Polite................................   Common              9,001             --         less than 1%
Dan J. Samuel.................................   Common              2,501             --         less than 1%
Frederick A. Shinners.........................   Common              8,676              5,300     less than 1%
William R. Toller.............................   Common             65,513            674,940             1.3%
Bruce F. Wesson...............................   Common              1,501             --         less than 1%
William Wishnick..............................   Common            285,691(e)          --         less than 1%
All directors and executive officers as a
  group (a total of 29 individuals including
  those named above)..........................   Common            612,965          1,124,573               3%

------------
     The information provided in the chart above as to each director and named executive officer, individually, and all directors and executive officers as a group is based on information received from such individuals. However, the listing of such shares shall not be construed as an admission of beneficial ownership by such person. Except as otherwise indicated, the named beneficial owner has sole voting and investment power.

                                              (footnotes continued on next page)

(footnotes continued from previous page)

 (a) In addition to these beneficial ownership amounts, the directors listed below follow the common stock valuation method for valuing their deferred directors' compensation (see 'Compensation of Directors' at page 7 of this Proxy Statement and, as of December 31, 1996, such amounts constitute the economic equivalent of the following numbers of shares of Common Stock:

                                                      ECONOMIC EQUIVALENT
                                                       NUMBER OF SHARES
                                                      -------------------
   Simeon Brinberg                                           2,419
   William R. Grant                                          6,048
   Richard M. Hayden                                         5,632
   Harry G. Hohn                                             5,434
   Bruce F. Wesson                                           4,019

(b) Includes shares held under the Savings Plan to which participants have voting and investment power with respect to such shares.

 (c) Includes shares of Common Stock held under the Witco Corporation Dividend Reinvestment Plan to which participants have voting and investment power with respect to such shares.

(d) Includes  49,186  shares  of  restricted  stock  granted  pursuant  to   the
    employment agreement, dated June 12, 1996, between Mr. Cook and the Company. See 'Employment Agreements and Other Arrangements'.

 (e) Includes the following shares of Common Stock as to which Mr. Wishnick disclaims beneficial ownership: 33,424 owned by his daughter and 109,608 owned by his wife.

 (f) Represents options exercisable within 60 days granted under the 1995 Stock Option Plan, as amended (the '1995 Stock Option Plan'), the 1992 Stock Option Plan and the 1989 Stock Option Plan to such persons. The options are exercisable at prices ranging from $21.375 to $33.25. The closing price for Common Stock on the New York Stock Exchange on February 28, 1997 was $30.75 per share.

 (g) The number of shares of Common Stock outstanding on March 1, 1997 was 56,920,255.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Securities Exchange Act of 1934, as amended (the 'Exchange Act') requires the Company's directors and officers, and persons who own more than 10% of the Company's equity securities to file reports of ownership and changes in ownership of any class of the Company's registered equity securities with the Securities and Exchange Commission and the New York Stock Exchange. The Company believes that during 1996 all Section 16(a) filing requirements applicable to its directors and officers were complied with.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

     Set forth below is a table, as of December 31, 1996, indicating those persons whom the management of the Company believes to be beneficial owners of more than 5% of the Common Stock. The following information is based on reports filed with the Company and the Securities and Exchange Commission as of December 31, 1996 in accordance with Section 13(g) of the Exchange Act.

                                                                                 SHARES
                   NAME AND ADDRESS                                           BENEFICIALLY       PERCENT
                 OF BENEFICIAL OWNER                     TITLE OF CLASS          OWNED           OF CLASS
------------------------------------------------------   ---------------   ------------------    --------
Putnam Investments, Inc.  ............................       Common             6,310,352(1)        11.1%
  One Post Office Square
  Boston, Massachusetts 02109
Fidelity Management & Research Company ...............       Common             6,094,700(2)       10.75%
  82 Devonshire Street
  Boston, Massachusetts 02109
Delaware Management Holdings, Inc. ...................       Common             4,277,903(3)        7.54%
  2005 Market Street
  Philadelphia, Pennsylvania 19103
Wellington Management Company, LLP ...................       Common             3,476,300(4)        6.14%
  75 State Street
  Boston, Massachusetts 02109
Barrow, Hanley, Mewhinney & Strauss ..................       Common             3,408,200(5)        6.02%
  One McKinney Plaza
  3232 McKinney Avenue, 15th Floor
  Dallas, Texas 75204

------------

(1) Putnam Investments, Inc. has advised that with respect to such shares they have (i) shared voting power for 117,850 shares and (ii) shared dispositive power for 6,310,352 shares.

(2) Fidelity Management & Research Company has advised that with respect to such shares they have (i) sole voting power for 444,600 shares and (ii) sole dispositive power for 6,094,700 shares.

(3) Delaware Management Holdings, Inc. has advised that with respect to such shares they have (i) sole voting power for 336,818 shares, (ii) sole dispositive power for 4,115,103 shares and (iii) shared dispositive power for 162,800 shares.

(4) Wellington Management Company, LLP has advised that with respect to such shares they have (i) shared voting power for 469,800 shares and (ii) shared dispositive power for 3,476,300 shares.

(5) Barrow, Hanley, Mewhinney & Strauss has advised that with respect to such shares they have (i) shared voting power for 3,408,200 shares and (ii) sole dispositive power for 3,408,200 shares.

EXECUTIVE COMPENSATION

Cash Compensation

     The following table shows cash compensation paid, and certain other compensation paid or accrued, by the Company during the years ended December 31, 1996, 1995 and 1994 (i) to each of the Company's five most highly compensated executive officers, including the current Chief Executive

Officer and (ii) to the former Chief Executive Officer, Mr. Toller, and the former Vice Chairman, Mr. Mahoney, in all capacities in which they served. Messrs. Cook, Katz, DiFrancesco, Shinners and Jain were executive officers of the Company as of December 31, 1996. On June 12, 1996, Mr. Toller retired as Chairman of the Board and Chief Executive Officer and will remain on the Company's Board of Directors until the expiration of his term at the 1997 Annual Meeting of Shareholders. Mr. Mahoney retired as Vice Chairman and Chief Operating Officer of the Company on June 12, 1996.

                           SUMMARY COMPENSATION TABLE

                                          ANNUAL COMPENSATION                         LONG-TERM COMPENSATION AWARDS
                         -----------------------------------------------------  ------------------------------------------
        NAME AND                 SALARY                       OTHER ANNUAL          RESTRICTED       SECURITIES UNDERLYING
 PRINCIPAL POSITION(a)   YEAR      ($)     BONUS ($)(b)   COMPENSATION ($)(c)   STOCK AWARDS ($)(d)  OPTIONS/SAR'S (#)(e)
------------------------ ----   ---------  ------------   --------------------  -------------------  ---------------------
E. Gary Cook             1996   $ 441,070   $1,000,000          $ 36,485            $ 1,588,210             800,000
  Chairman, President    1995      --          --               --                    --                   --
  and Chief Executive    1994      --          --               --                    --                   --
  Officer(g)

Gerald Katz              1996   $ 262,099   $  --               $ 28,800              --                     22,000
  Senior Vice President, 1995     252,000      --                 15,978              --                     32,000
  Performance Chemicals  1994     240,000       70,700           150,942              --                     25,600

Camillo J. DiFrancesco   1996   $ 231,665   $  --               $ 14,615              --                      9,500
  Senior Vice President  1995     220,000       40,000            42,433              --                   --
  and Chief Financial    1994     217,500       35,000            29,315              --                   --
  Officer

Frederick A. Shinners    1996   $ 236,100   $  --               $  7,912              --                     17,500
  Group Vice President,  1995     227,000      --                 29,943              --                     26,500
  Managing Director --   1994     220,000       28,900            76,253              --                   --
  Europe

Nirmal S. Jain           1996   $ 223,099   $   71,500          $  3,505              --                     15,500
  Group Vice President,  1995     214,500       45,400             6,668              --                     23,500
  Polymer Chemicals      1994     207,000       77,900             8,250              --                     19,000

William R. Toller        1996   $ 377,863   $  --               $ 14,986              --                    226,000
  Former Chairman and    1995     650,000      --                 25,465              --                    154,000
  Chief Executive        1994     590,000      430,100           166,945              --                    125,000
  Officer(h)

William E. Mahoney       1996   $ 281,831   $  --               $ 12,699              --                    102,000
  Former Vice Chairman   1995     475,000      --                 12,770              --                     95,000
  and Chief Operating    1994     437,500      252,300             6,984              --                     69,100
  Officer(i)

        NAME AND               ALL OTHER
 PRINCIPAL POSITION(a)    COMPENSATION ($)(f)
------------------------  -------------------
E. Gary Cook                   $   4,800
  Chairman, President           --
  and Chief Executive           --
  Officer(g)
Gerald Katz                    $   4,800
  Senior Vice President,        --
  Performance Chemicals         --
Camillo J. DiFrancesco         $   6,281
  Senior Vice President         --
  and Chief Financial           --
  Officer
Frederick A. Shinners          $--
  Group Vice President,         --
  Managing Director --          --
  Europe
Nirmal S. Jain                 $   4,800
  Group Vice President,         --
  Polymer Chemicals             --
William R. Toller              $ 556,808
  Former Chairman and           --
  Chief Executive               --
  Officer(h)
William E. Mahoney             $ 460,340
  Former Vice Chairman          --
  and Chief Operating           --
  Officer(i)

------------

 (a) Principal positions listed are as of March 1, 1997.

 (b) Mr. Cook's 1996 bonus is a $1,000,000 signing bonus paid in two equal installments in 1996 and 1997. All other amounts were received under the Officers' Annual Incentive Plan in effect for the years ended December 31, 1994, 1995 and 1996 (the 'Original OAIP'). All bonus amounts were paid in cash for each year, with the exception of Mr. Jain's bonus, 78% and 86% of which were deferred for 1995 and 1996, respectively, into phantom shares of Common Stock pursuant to the 1994 Deferred Compensation Plan described below.

 (c) Other Annual Compensation includes: (i) amounts for financial planning and other professional services ('FPS'); (ii) amounts for auto allowance ('AA'); (iii) Mortgage Interest Differential

                                              (footnotes continued on next page)

(footnotes continued from previous page)
     ('MID') for employees who relocated at the Company's request; (iv) personal use of the Company aircraft ('AU'); (v) amounts for personal liability insurance policies ('PLI'); and (vi) any applicable tax reimbursement associated with those items described in subclauses (i) through (v). The MID represents compensation to certain current and former employees for the difference in mortgage interest between their old and new mortgage during the first five years after relocation starting at 100% in the first year and decreasing by 20% in each of the succeeding years. The table below sets forth the components of Other Annual Compensation described in (i) through
     (vi) above, for the year ended December 31, 1996, for the above named executive officers:

                                                FPS        AA       MID        AU        PLI
                                               ------    ------    ------    -------    ------
E. Gary Cook................................   $ --      $1,155    $ --      $29,051    $  839
Gerald Katz.................................   $5,000    $1,704    $ --      $ --       $1,787
Camillo J. DiFrancesco......................   $8,700    $5,323    $ --      $ --       $  532
Frederick A. Shinners.......................   $ --      $1,704    $4,489    $ --       $1,719
Nirmal S. Jain..............................   $ --      $1,704    $ --      $ --       $1,801
William R. Toller...........................   $7,120    $1,260    $5,062    $ --       $1,130
William E. Mahoney..........................   $9,720    $1,260    $ --      $ --       $1,719

    The 1996 amounts shown above in the Other Annual Compensation column also include $5,450 for relocation expenses paid or reimbursed by the Company on behalf of Mr. Cook and a payment of $20,389 to Mr. Katz for reimbursement of certain taxes.

 (d) Dollar amount shown equals number of shares of restricted stock granted multiplied by stock price on grant dates. This valuation does not take into account the diminution in value attributable to the restrictions applicable to the shares. The value of the shares of restricted stock held on December 31, 1996, based on a closing price of Common Stock on December 31, 1996 of $30.50, was $1,500,173 for Mr. Cook. Thirty thousand shares of restricted stock issued in Mr. Cook's name on June 12, 1996 are subject to performance-based conditions and 19,186 shares of restricted stock issued in Mr. Cook's name on September 19, 1996 vest as to one-fourth of such shares on each of March 19 and September 19, 1997 and March 19 and September 19, 1998. Dividends are paid on all shares of restricted stock at the same rate as on unrestricted shares. See 'Employment Agreements and Other Arrangements' at page 18 of this Proxy Statement.

 (e) The stock options granted during 1996, 1995 and 1994 were granted pursuant to the 1995 Stock Option Plan and the 1992 Stock Option Plan which do not provide for tandem or stand alone stock appreciation rights.

 (f) Includes the Company's matching contribution under the Savings Plan in the amount of $4,800 for Messrs. Cook, Katz, Jain, Toller and Mahoney. With regard to Mr. DiFrancesco, the amount includes the Company's matching contribution of $6,000 under the OSi Specialties, Inc. 401(k) Savings and Investment Plan and the payment of group life insurance premiums in the amount of $281.

 (g) The 1996 salary shown represents Mr. Cook's earned base salary from the inception of his employment, June 12, 1996 through December 31, 1996. Mr. Cook's annual base salary is $750,000. See 'Employment Agreements and Other Arrangements' at page 18 of this Proxy Statement.

                                              (footnotes continued on next page)

(footnotes continued from previous page)

 (h) The 1996 salary shown represents Mr. Toller's earned base salary. Mr. Toller retired as Chairman of the Board and Chief Executive Officer of the Company on June 12, 1996. Continued payments through December 31, 1996 of $454,128 and $97,880 for an automobile purchase and certain taxes and charges related thereto represent amounts payable pursuant to his retirement agreement with the Company, dated June 12, 1996, and are included in 'All Other Compensation'. In addition, vesting of Mr. Toller's outstanding stock options was accelerated. See 'Employment Agreements and Other Arrangements' at page 18 of this Proxy Statement.

 (i) The 1996 salary shown represents Mr. Mahoney's earned base salary. Mr. Mahoney retired as Vice Chairman and Chief Operating Officer of the Company on June 12, 1996. Continued payments through December 31, 1996 of $358,157 and $97,383 for an automobile purchase and certain taxes and charges related thereto represent amounts payable pursuant to his retirement agreement with the Company, dated June 12, 1996, and are included in 'All Other Compensation'. In addition, vesting of Mr. Mahoney's outstanding stock options was accelerated. See 'Employment Agreements and Other Arrangements' at page 18 of this Proxy Statement.

Stock Option Grants

     The following table provides certain information concerning grants of options during the year ended December 31, 1996 to the executive officers named in the Summary Compensation Table. In addition, hypothetical gains or spreads, calculated based on assumed rates of annually compounded stock price appreciation of 5% and 10% over the term of the option, have been included in the table.

            OPTIONS GRANTED DURING THE YEAR ENDED DECEMBER 31, 1996

                                     INDIVIDUAL GRANTS (a)(b)
                        ---------------------------------------------------     POTENTIAL REALIZABLE VALUE AT
                         NUMBER OF    % OF TOTAL                                   ASSUMED ANNUAL RATES OF
                        SECURITIES     OPTIONS                                     STOCK PRICE APPRECIATION
                        UNDERLYING    GRANTED TO    EXERCISE OR                        FOR OPTION TERM
                          OPTIONS     EMPLOYEES     BASE PRICE   EXPIRATION   ----------------------------------
         NAME           GRANTED (#)  FISCAL YEAR   ($/SHARE) (c)    DATE            5%                 10%
----------------------- ----------- -------------- ------------- ----------   --------------      --------------

E. Gary Cook...........    800,000          36.7%        32.875     6/12/06   $ 16,539,929        $ 41,915,427
Gerald Katz............     22,000           1.0%        33.250     6/04/06   $    460,036        $  1,165,823
Camillo DiFrancesco....      9,500           0.4%        33.250     6/04/06   $    198,652        $    503,423
Frederick A.
  Shinners.............     17,500           0.8%        33.250     6/04/06   $    365,938        $    927,359
Nirmal S. Jain.........     15,500           0.7%        33.250     6/04/06   $    324,117        $    821,375
William R. Toller......    113,000           5.2%        33.250     7/01/99   $  2,362,914        $  5,988,089
                           113,000           5.2%        32.875     7/01/99   $  2,336,265        $  5,920,554
William E. Mahoney.....     68,000           3.1%        33.250     7/01/99   $  1,421,931        $  3,603,452
                            34,000           1.5%        32.875     7/01/99   $    702,947        $  1,781,406

------------

 (a) With the exception of certain options granted to Messrs. Cook, Toller and Mahoney on June 12, 1996, each option to purchase shares of Common Stock was granted on June 4, 1996. Twenty percent of the shares subject to the option grants, with the exception of the options for Mr. Cook, become exercisable one year from the date of grant and 20% become exercisable on each of the four succeeding anniversaries, provided the optionee continues to be employed by the Company or any of its subsidiaries. Fifty percent of Mr. Cook's options vest one year from the grant date and

                                              (footnotes continued on next page)

(footnotes continued from previous page) twenty-five percent vest on each of the next succeeding anniversaries. Mr. Toller and Mr. Mahoney's options became immediately exercisable on June 12, 1996 upon their respective retirements.

     Only those options exercisable as of the date of the optionee's termination may be exercised during the 90 day period following such termination date; however, upon termination by (i) early or normal retirement, (ii) death or
     (iii) disability, any option not then exercisable shall become immediately exercisable and shall be exercisable during the three year period following such termination; provided that in no event shall options be exercisable after the expiration of 10 years from the date of grant. The actual value an optionee receives is dependent on future stock market conditions and there can be no assurance that the amounts reflected in the right hand columns of the table will actually be realized. No gain to the optionee is possible without an appreciation in stock value which will benefit all shareholders commensurately.

 (b) The options were granted pursuant to the 1995 Stock Option Plan which does not provide for tandem or stand alone stock appreciation rights.

 (c) Payment for shares of Common Stock upon exercise of a stock option may be made in cash or in such other form of consideration, as deemed appropriate by the Committee (including cashless exercise procedures, shares of Common Stock or a combination of cash and shares of Common Stock).

Stock Option Exercises

     The following table provides information regarding stock option exercises by the named executive officers during the year ended December 31, 1996, including the aggregate value realized on the date of exercise. In addition, unexercised stock options (both exercisable and unexercisable) as of December 31, 1996, as well as the value of in-the-money unexercised options (i.e., options which had a positive spread between the exercise price and the fair market value of Common Stock as of December 31, 1996) have been included in the table. The closing price of the Common Stock on the New York Stock Exchange on December 31, 1996 was $30.50.

        AGGREGATED OPTION EXERCISES IN THE YEAR ENDED DECEMBER 31, 1996
                           AND YEAR-END OPTION VALUES
                            YEAR-END VALUE -- $30.50

                                                                           NUMBER OF SECURITIES        VALUE OF UNEXERCISED IN THE
                                           SHARES                         UNDERLYING UNEXERCISED        MONEY OPTIONS AT YEAR-END
                                         ACQUIRED ON                     OPTIONS AT YEAR-END (#)                   ($)
                                          EXERCISE         VALUE       ----------------------------    ----------------------------
                 NAME                        (#)        REALIZED($)    EXERCISABLE    UNEXERCISABLE    EXERCISABLE    UNEXERCISABLE
--------------------------------------   -----------    -----------    -----------    -------------    -----------    -------------
E. Gary Cook..........................      --              --            --             800,000       $   --           $ --
Gerald Katz...........................      --              --            46,240          75,760           218,870        135,980
Camillo J. DiFrancesco................      --              --            --               9,500           --             --
Frederick A. Shinners.................      --              --             5,300          38,700            13,250         53,000
Nirmal S. Jain........................      --              --            33,540          39,831           155,142         60,722
William R. Toller.....................       4,678           50,873      674,940          --             1,429,403        --
William Mahoney.......................      --              --           370,800          --               868,669        --

Long Term Incentive Plan Awards

     The following table provides certain information concerning the grant of target awards under the Witco Corporation Long Term Incentive Plan (the 'LTIP') to the named executive officers during the year ended December 31, 1996. The Board of Directors and the shareholders of the Company adopted the LTIP in 1996 in order to provide the Company a means to award participants in Common Stock for their achievement of one or more objective performance goals over a three year performance period.

        LONG-TERM INCENTIVE PLAN AWARDS IN YEAR ENDED DECEMBER 31, 1996

                                                         NUMBER OF
                                                          SHARES,     PERFORMANCE OR
                                                         UNITS, OR     OTHER PERIOD           ESTIMATED FUTURE PAYOUTS UNDER
                                                           OTHER          UNTIL              NON-STOCK PRICE BASED PLANS (b)
                                                          RIGHTS      MATURATION OR     ------------------------------------------
                         NAME                               (#)         PAYOUT (a)      THRESHOLD (#)    TARGET (#)    MAXIMUM (#)
------------------------------------------------------   ---------    --------------    -------------    ----------    -----------
E. Gary Cook..........................................     17,800         3 years           8,900          17,800         35,600
Gerald Katz...........................................      3,900         3 years           1,950           3,900          7,800
Camillo DiFrancesco...................................      3,400         3 years           1,700           3,400          6,800
Frederick A. Shinners.................................      3,200         3 years           1,600           3,200          6,400
Nirmal S. Jain........................................      2,900         3 years           1,450           2,900          5,800
William R. Toller(c)..................................     18,500         3 years           3,083           6,167         12,333
William E. Mahoney(d).................................     11,500         3 years           1,917           3,833          7,667

------------

 (a) The three year performance period until payout or maturation commenced on January 1, 1996.

 (b) Actual awards of stock, if any, under the LTIP for the performance period running from 1996-1998 will be based on a targeted return on equity, as defined in the LTIP. Actual awards, which will be made one-third in shares of Common Stock and two-thirds in shares of restricted stock, will be made when average return on equity results for the 1996-1998 performance cycle are calculated and certified by the Organization and Compensation Committee as having met the performance goals.

 (c) For the purpose of determining Mr. Toller's entitlement to actual awards under the LTIP, Mr. Toller shall be deemed to have been employed by the Company through December 31, 1996. The actual award will be made when average return on equity results for the 1996-1998 performance cycle are calculated and certified by the Organization and Compensation Committee as having met the performance goals.

 (d) For the purpose of determining Mr. Mahoney's entitlement to actual awards under the LTIP, Mr. Mahoney shall be deemed to have been employed by the Company through December 31, 1996. The actual award will be made when average return on equity results for the 1996-1998 performance cycle are calculated and certified by the Organization and Compensation Committee as having met the performance goals.

                             Certain Benefit Plans

Defined Benefit Pension Plan

     The Company currently has a qualified, non-contributory defined benefit plan, the Witco Corporation Retirement Plan (the 'Retirement Plan'), which covers executive officers and non-bargaining employees. Because the pension plan was sufficiently funded, no contributions were made thereto in 1996. The remuneration covered by the Retirement Plan represents the base salary plus commissions.

     Under the pension plan, a normal retirement benefit is based on (a) 1.5% of the individual's final average earnings (average earnings for the 60 months preceding retirement) multiplied by years of credited service, reduced by (b) 1.5% of the individual's Social Security benefit at retirement multiplied by years of credited service (to a maximum of 50% of the Social Security benefit). Pension benefits will not be less than the amount accrued as of December 31, 1993 under the pre-amended plan.

     To the extent that benefits under the qualified plan exceed limits established by the Internal Revenue Code of 1986, as amended (the 'Code'), they are payable under the Excess Benefit and Compensation Cap Plan of Witco Corporation (the 'Excess Plan') which provides for the payment of benefits in excess of certain limitations imposed by the provisions of the Employee Retirement Income Security Act of 1974, as amended ('ERISA'), or limitations on compensation or benefits that may be imposed by the Code.

     The following table illustrates the estimated annual benefits payable to an employee, including those named in the Summary Compensation Table on page 11, under the qualified and excess plans. These estimates assume continued employment until the normal date of retirement at age 65, and are based on a straight-life annuity form of retirement income. Amounts shown in the table will be reduced by the Social Security offset.

                                                   YEARS OF SERVICE
   FINAL        --------------------------------------------------------------------------------------
AVERAGE PAY        10           15           20           25           30           35           40
-----------     --------     --------     --------     --------     --------     --------     --------

$  100,000      $ 15,000     $ 22,500     $ 30,000     $ 37,500     $ 45,000     $ 52,500     $ 60,000
   150,000        22,500       33,750       45,000       56,250       67,500       78,750       90,000
   200,000        30,000       45,000       60,000       75,000       90,000      105,000      120,000
   250,000        37,500       56,250       75,000       93,750      112,500      131,250      150,000
   300,000        45,000       67,500       90,000      112,500      135,000      157,500      180,000
   350,000        52,500       78,750      105,000      131,250      157,500      183,750      210,000
   400,000        60,000       90,000      120,000      150,000      180,000      210,000      240,000
   450,000        67,500      101,250      135,000      168,750      202,500      236,250      270,000
   500,000        75,000      112,500      150,000      187,500      225,000      262,500      300,000
   550,000        82,500      123,750      165,000      206,250      247,500      288,750      330,000
   600,000        90,000      135,000      180,000      225,000      270,000      315,000      360,000
   650,000        97,500      146,250      195,000      243,750      292,500      341,250      390,000
   700,000       105,000      157,500      210,000      262,500      315,000      367,500      420,000
   750,000       112,500      168,750      225,000      281,250      337,500      393,750      450,000
   800,000       120,000      180,000      240,000      300,000      360,000      420,000      480,000
   850,000       127,500      191,250      255,000      318,750      382,500      446,250      510,000
   900,000       135,000      202,500      270,000      337,500      405,000      472,500      540,000
   950,000       142,500      213,750      285,000      352,250      427,500      498,750      570,000
 1,000,000       150,000      225,000      300,000      375,000      450,000      525,000      600,000

     As of December 31, 1996, Messrs. Cook, Katz, Shinners, Jain, Toller and Mahoney had completed 0, 31, 2, 33, 10, and 15 years of credited service, respectively.

     During 1996, Mr. DiFrancesco participated in the Retirement Program for Employees of OSi Specialties, Inc. and its Participating Subsidiary Companies (the 'OSi Plan'). As of December 31, 1996,

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Mr. DiFrancesco had completed 3 years of  service under the OSi Plan. The  table set forth above illustrates the estimated annual benefits payable to Mr. DiFrancesco under the OSi Plan. However, for purposes of the OSi Plan, 'final average pay' is defined as average compensation for the 36 months preceding retirement.

1994 Deferred Compensation Plan

     The Board of Directors adopted the 1994 Deferred Compensation Plan (the 'Deferred Plan') to provide certain employees with the opportunity to defer some or all of the base salary and/or bonus otherwise payable to them by the Company. An employee who was a participant in certain bonus plans was eligible to participate in the Deferred Plan in 1996. Amounts deferred for 1996 can either earn interest at an annual rate equal to the yield quotation as of the end of the calendar quarter for the U.S. Treasury 10-year note or be converted into phantom shares of Common Stock which will earn additional phantom shares on each day the Company pays a dividend. Deferred account balances are payable in cash and are distributed at the election of the participant in a lump sum or installments at the time specified by the participant or at retirement or termination. In the event of a change in control, as defined in the Deferred Plan, deferred account balances are paid in cash and are distributed not later than 15 days after the date of the change in control.

Supplemental Executive Retirement Plan

     The Board of Directors amended the Company's existing Supplemental Executive Retirement Plan (the 'SERP') on September 5, 1996. Participants in the SERP are or have been corporate officers selected by the Board of Directors. The SERP supplements coverage under the Company's pension plan and provides a participant, who retires at or after age 65 (or at or after age 62 if approved by the Board of Directors), with 50% of his average base salary plus average bonus (base salary is averaged over three years preceding retirement and bonus is the average of the three highest bonuses awarded in the 60 months preceding retirement) less amounts paid under the Retirement Plan (or other qualified defined benefit plan), the Excess Plan and 50% of the Social Security benefit. If a participant retires and his retirement year bonus is higher than the bonus used in the calculation, the SERP benefit is adjusted to reflect the higher bonus.

     Estimated annual target retirement benefits under all retirement plans, including the SERP, payable as a 50% joint and survivor annuity or 15 year certain annuity (if unmarried) at age 65 are as follows, assuming future base salaries remain at current levels and bonuses paid equal 60% of base salary for Mr. Cook and 40% of base salary for Messrs. Katz, DiFrancesco, Shinners and
Jain:  Mr.  Cook  $591,800, Mr.  Katz  $182,600, Mr.  DiFrancesco  $180,900, Mr.
Shinners $173,900 and Mr. Jain $155,700.

     In the event of death prior to the date benefits are to commence, the Company will pay a benefit to the executive's beneficiary.

     In the event of a change in control, as defined in the SERP, each participant will be fully vested in a monthly supplemental retirement benefit commencing at age 60 equal to one-twelfth of the annual benefit which is equal to 50% of the sum of the participant's base salary, bonus and LTIP amount, reduced by amounts paid under the Retirement Plan (or other qualified defined benefit plan), the Excess Plan and 50% of the Social Security benefit. For this purpose, base salary is defined as the annual rate of salary in effect on the date employment terminates (or if higher the rate in effect on the date of change in control). Bonus is defined as the highest bonus awarded under the Original OAIP (or

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
other annual bonus plan) during the 60 complete months preceding the date employment terminates. If a participant did not receive a bonus for the year preceding the termination date, the target bonus for such year is used (or, if higher, the target bonus in the year preceding the change in control). The LTIP amount means the aggregate value of the award made under the LTIP for the preceding three year bonus period, divided by three.

     In the event of the actual or constructive termination of employment of a participant within three years after a change in control or prior to a change in control at the request of any person who effects a change in control, the participant will be entitled to one lump sum in an amount equal to three times the participant's base salary, bonus and LTIP amount, as such terms are defined above. In addition, the participant receives (i) outplacement services, (ii) if applicable, continuation of certain payments under any relocation policy, (iii) the company car the participant is using as of the termination date, grossed up for any income taxes payable in respect of the transfer of such car, and (iv) any amounts accrued under other programs, including a pro-rated bonus under the Original OAIP (or other applicable annual bonus plan) in respect of the year in which employment terminates.

     The SERP further provides for the gross-up of payments that are subject to an excise tax imposed by Code Section 4999 as a result of a change in control and the payment of legal fees in connection with any action to enforce payment under the SERP following a change in control. If the Witco Corporation Shareholder Value Incentive Plan is approved by the shareholders at the 1997 Annual Meeting, amounts realized under such plan, that are subject to the Code
Section 4999 excise tax, would not be covered by the SERP gross up provision.

     In exchange for the protections afforded to a participant upon termination of employment following a change in control, each participant is bound for a period of two years following such termination not to (i) render services of any nature for compensation to any person nor acquire any significant financial interest in any business in which the Company has been substantially engaged on or prior to the date employment terminates, or (ii) solicit any employee of the Company to terminate his or her employment. In addition, each participant is bound not to disclose, divulge or make accessible to any third party any information of a secret or confidential nature known to the participant in the course of his or her employment with the Company until such information has come into the public domain or has otherwise ceased to be secret or confidential.

EMPLOYMENT AGREEMENTS AND OTHER ARRANGEMENTS

     Mr. Cook and the Company are parties to an employment agreement, dated June 12, 1996. The agreement is for an initial term of three years from that date, and thereafter continues for annual periods unless either party provides six months written notice that the agreement shall not continue. In addition to the right to participate in the future in compensation, benefit and welfare plans available to other executive officers of the Company, the agreement provides for the following: (a) annual base salary of $750,000; (b) a target award of 17,800 shares of Common Stock (two-thirds of which are restricted) under the LTIP for the 1996-1998 performance period; (c) options to purchase 800,000 shares of Common Stock; (d) an award of 30,000 restricted shares of Common Stock, which restrictions lapse as to one third of such shares if the Common Stock reaches a fair market value for five consecutive trading days of $42.50, $53.125 and $66.00 per share, respectively; (e) a signing bonus of $1,000,000 payable one half upon execution of the agreement and one half not later than March 31, 1997; and (f) restricted shares of Common Stock having a value equal to the difference, if any, between the value of

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shares  of Mr. Cook's former employer on  the date Mr. Cook exercises options to purchase such shares, and $23.00.

     The agreement also provides, notwithstanding certain provisions contained in the SERP, Mr. Cook will be entitled to 40% of the normal supplemental retirement benefit upon retirement as an active officer of the Company within three years of his commencement of employment, 60% if such retirement occurs on or after three years of employment but before completion of five years and 100% if such retirement occurs on or after five years of employment.

     The agreement provides that if the employment arrangement is terminated during its term by the Company other than by reason of death, disability or for cause, or if Mr. Cook terminates the agreement for good reason, the Company shall pay to Mr. Cook the aggregate of the following amounts within 30 days after termination of employment: the sum of (i) base salary through the date of termination, (ii) a prorated portion of the bonus targeted for the fiscal year,
(iii) any deferred compensation, and (iv) the amount equal to the product of three times annual compensation based on his five year average total compensation amounts.

     As stated above, Mr. Toller and Mr. Mahoney retired from their positions as executive officers of the Company during 1996. Retirement agreements, dated June 12, 1996, between each of Mr. Toller and Mr. Mahoney and the Company provide for continued payments equivalent to salary payments for 1996 through December 31, 1996, an additional award of stock options, acceleration of outstanding and unvested options, entitlement to awards under the Original OAIP and the LTIP as if employed through December 31, 1996, normal retirement benefits, commencing effective July 1, 1996, based on the Retirement Plan's pension formula on that date and payments under the Company's Executive Benefit and Compensation Cap Plan and the SERP. In addition, Mr. Toller will receive monthly payments of $4,000 until June 30, 2001 to be used to maintain an office for his use.

TRANSACTIONS WITH MANAGEMENT

     In 1996, the Company adopted Stock Ownership Guidelines for the Company's executive officers which must be achieved within five (5) years. These guidelines establish minimum levels of stock ownership as follows: the Chief Executive Officer -- stock having a value equal to three times salary; senior officers -- stock having a value equal to two times salary; and, all other officers -- stock having a value equal to one times salary. In order to assist and encourage executive officers to reach these ownership guidelines as soon as possible, the Executive Loan Program and Enhanced Stock Acquisition Program, both described below, were established. See also 'Proposal 4: Proposal to Approve the Witco Corporation 1997 Stock Incentive Plan' at page 31 of this Proxy Statement and 'Proposal 5: Proposal to Approve the Witco Corporation Officers' Annual Incentive Plan' at page 37 of this Proxy Statement.

Executive Loan Program

     A loan facility (the 'Facility') has been established with Fleet National Bank ('Fleet') under which Fleet will make unsecured loans to executive officers of the Company and under the Facility the Company will guarantee repayment of the loans. Participating officers agree with the Company that loan proceeds will be used to purchase Common Stock and that they will indemnify the Company against any liability the Company may incur under its guarantee. Loan amounts are limited to the multiple of executive officer salary which equals the stock ownership multiple. Each loan has a five (5) year term. As additional compensation, the Company may establish a program under which executive

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loans are prepaid, but no more than one-third of the loan amount will be prepaid by the Company in any one year. The amount and the timing of the pre-payments will be based on criteria established by the Organization and Compensation Committee from time to time. All amounts borrowed pursuant to the Facility and not prepaid by the Company must be repaid by the executive officer. On December 30, 1996, Mr. Cook entered into such a loan agreement with Fleet for an amount of $1,000,000, for the purpose of purchasing shares of Common Stock.

Enhanced Stock Acquisition Program

     To the extent any executive officer purchases Common Stock with funds from any source other than the Facility, the Company will grant the executive officer one share of restricted stock for each two shares so purchased. The restrictions on these restricted shares lapse three years from the date of grant. At this time, the Company intends to purchase in the open market all shares of Common Stock required to be issued as restricted shares under this program, but reserves the right to issue restricted shares under the 1997 Stock Incentive Plan, if such plan is approved by the Company's shareholders at the 1997 Annual Meeting of Shareholders.

INDEBTEDNESS OF MANAGEMENT

     In connection with the relocation of Roger Sharp, the Company's Senior Vice President, Global Operations, to the Company's headquarters area and as a means to provide him with housing, the Company has loaned Mr. Sharp $535,509 with recourse, which loan is evidenced by a non-interest bearing note and secured by a first mortgage on his residence.

             REPORT OF THE ORGANIZATION AND COMPENSATION COMMITTEE

THE COMMITTEE'S ROLE

     The Organization and Compensation Committee (the 'Committee') is comprised entirely of non-employee members of the Company's Board of Directors (the 'Board'). The Committee reviews and recommends to the Board for approval the Company's executive compensation policies and programs, and amendments to such policies and programs. The Committee reviews and recommends to the Board for approval all compensation payments to the Chief Executive Officer and the Company's other executive officers, and the aggregate incentive compensation payments of all employees of the Company. In addition to these responsibilities, beginning 1995 the Committee acted on behalf of the Board in the screening and interviewing of candidates to become the Company's new Chairman of the Board and Chief Executive Officer. Following this process, the Committee recommended to the Board that Mr. Cook be selected as the Company's new Chairman of the Board, Chief Executive Officer and President to replace the retiring Chairman and Chief Executive Officer.

     To carry out its responsibilities, the Committee met ten times during 1996.

OBJECTIVES OF THE EXECUTIVE COMPENSATION PROGRAM

     The Company's executive compensation program is designed to attract, retain and motivate the high caliber of executives required for the success of its business. The purpose of this program and the specific objectives of the Committee are to:

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
           Pay for performance, motivating both long- and short-term performance for the benefit of the Company's shareholders;

           Provide a total compensation program competitive with those of companies with which the Company competes for top management talent on a global basis;

           Place greater emphasis on variable incentive compensation versus fixed or base pay, particularly for the Company's executive officers and to a lesser extent all of the Company's employees;

           Reward executives primarily on corporate performance;

           Require significant Common Stock ownership by the Company's executive officers and directors in order to align their interests with those of the Company's shareholders; and

           Most importantly, join shareholder and management interests in achieving superior performance which should translate into a superior total return to shareholders.

     Overall, the Company's executive compensation program is designed to be performance-oriented, with a large portion of executive compensation 'at risk'. The portion of the total compensation represented by annual and long-term incentives that relate directly to performance would, if targets were achieved under the Company's plans, constitute approximately 56% of the total compensation of the Company's executive officers at the end of 1996.

     The Committee attempts to set total compensation opportunity levels which are competitive with a comparison group of chemical and petroleum product companies and other major publicly-traded companies of similar size and complexity (the 'Comparison Group'). The companies included in the Comparison Group are not the same as the companies represented in the published industry indexes in the Comparison of Five-Year Cumulative Total Return graph included in this Proxy Statement, as the Committee believes that it competes for talent in a relevant market which is broader than those companies against which it directly competes.

     In 1996 the Committee attempted to target base salary, incentive compensation, and stock option grants to the median compensation levels of the Comparison Group when the Company is operating at fully acceptable levels of performance. In performing its role, the Committee reviews information from various sources, including proxy statement surveys, industry surveys, and external compensation consultants.

POSITION ON DEDUCTIBILITY OF COMPENSATION

     It is the general intention of the Committee to attempt to assure that executive compensation will meet the requirements for deductibility under
Section 162(m) of the Code. That provision establishes a limit on the deductibility of annual compensation for certain executive officers which exceeds $1,000,000 unless the Company complies with certain conditions in the design and administration of its compensation programs. However, the Committee reserves the right, under appropriate circumstances or where merited by individual performance, nevertheless to authorize compensation payments which may not be fully tax deductible by the Company.

OVERVIEW OF EXECUTIVE COMPENSATION AND 1996 COMMITTEE ACTIONS

     In furtherance of the Committee's objectives, the Company's existing executive compensation program has four principal components: (1) base salary,
(2) annual cash incentives under the Original

                                       21

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
OAIP, (3) stock options under the 1992 Stock Option Plan and 1995 Stock Option Plan (collectively, 'SOPs'), and (4) awards of stock under the LTIP.

THE BASE SALARY PROGRAM

     The base salary program is intended to provide base salary levels that are externally competitive and internally equitable, and to reflect each individual's sustained performance and cumulative contribution to the Company. The current salary of each executive officer is compared to salary surveys and proxy statement data for similar positions having approximately the same scope of responsibility. Each executive officer's individual performance is reviewed to arrive at merit increase determinations. These merit increases are then reviewed within the context of the total merit increase budget to determine reasonableness. This analysis is necessarily a subjective process which utilizes no specific weighting or formula with respect to the described factors in determining the base salaries of executive officers. In 1996, the Committee's goal was to bring executive officer salaries, where deficient, to the median base salaries for comparable positions in the Comparison Group.

     In addition to the ongoing base salary program, in 1996 certain executive officers retired or resigned their employment in connection with the appointment of the Company's new Chairman of the Board, Chief Executive Officer and President. While the Company's retirement plans, including the SERP, provide the form and amount of payments retiring executive officers normally receive, the Committee determined in 1996 that the retiring Chairman and Vice Chairman of the Board should each receive special additional compensation in view of their long service and valuable contributions. For executive officers who resign their employment as a part of the realignment of the executive management of the Company, but who are not eligible for retirement, the Committee provides severance sufficient to permit the executive officer to transition to other employment. The form and amount of the severance is determined on a case by case basis under a subjective analysis which considers past performance, length of service, and scope of responsibilities.

THE OFFICERS' ANNUAL INCENTIVE PROGRAM

     The Original OAIP covering 1996 provides for annual cash incentive compensation based on various performance measures for executive officer positions. Cash incentives are paid under the Original OAIP only if performance exceeds a predetermined performance target reflecting minimally acceptable performance. The minimum or threshold level of performance, which provides a basic award of 50% of the target payout, is set at 80% of the performance target. If actual results fall short of this threshold no incentive compensation is paid to executive officers. Target payouts under the plan are made if fully acceptable performance is achieved. Maximum payouts can exceed target payouts by 50% if outstanding levels of performance are achieved.

     In 1996 the most important performance criterion for all executive officers, other than those having direct responsibility for the profitability of assigned business units, was the achievement of an earnings per share ('EPS') target. An annual EPS target is recommended by the Committee and approved annually by the entire Board for strategic and financial planning purposes. By setting EPS targets at levels which will be difficult to reach, the Committee assures that executive pay is truly at risk and that compensation will bear a strong relationship to corporate performance. Incentive awards for these executive officers can be increased or decreased up to 30% to reflect personal performance factors and contributions.

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     For  those  executive  officers   having  direct  responsibility  for   the
profitability of a business unit, the primary performance measure is the operating income for their assigned business units. Operating income targets for each business unit are consistent with and contribute to the Company's overall EPS target. Awards for this group are adjusted by two multipliers, each of which can increase or decrease the basic award by 20%. One is based on the Company's overall EPS performance and the other is based on personal performance factors which may or may not be reflected in financial results. For 1997 and thereafter, the Board has terminated the Original OAIP and adopted, subject to shareholder approval a revised Officers' Annual Incentive Plan. This revised OAIP differs from the Original OAIP in that it contemplates payment of bonuses in Common Stock and is designed to qualify as 'performance-based compensation' within the meaning of Code Section 162(m)(4)(C). See 'Proposal 5 Proposal to Approve the Witco Corporation Officers' Annual Incentive Plan' at page 37 of this Proxy Statement.

STOCK OPTION PLANS

     The SOPs are designed to reward employees directly for appreciation in the long-term price of the Company's stock. The SOPs directly link the compensation of executive officers to gains by the shareholders and encourage executive officers to adopt a strong ownership orientation in their work. The SOPs also place what can be a significant element of compensation at risk because the options have no value unless there is appreciation over time in the value of Company stock.

     In 1992, 1995, and 1996, respectively, shareholders approved the 1992 Stock Option Plan, the 1995 Stock Option Plan, and an amendment to the 1995 Stock Option Plan. The 1992 Stock Option Plan replaced all earlier stock option plans in effect and the 1995 Stock Option Plan supplemented the number of shares available for issuance under the 1992 Stock Option Plan. The SOPs enable the Committee to grant both incentive stock options (as defined under Section 422 of the Code) and non-qualified stock options.

     With the understanding that the value (if any) of stock options is based on future performance, the Committee has based annual stock option grants on median levels of expected value for long-term incentive grants among Comparison Group companies and other comparable corporate employers. The Committee periodically reviews the practices, grant levels, and grant values of the Comparison Group to ensure the plan continues to meet the Company's objectives. Although options are intended to reward future performance more than past or current performance, the Committee reserves the right to adjust annual grants in light of unusually poor or exceptionally strong corporate or individual performance.

LONG TERM INCENTIVE PLAN

     The LTIP is a long-term incentive plan tied to the Company's performance. The LTIP is designed to motivate the Company's most senior executives, as their efforts most affect Company performance, and to link their compensation to the Company's long-term financial objectives. The LTIP was approved by the Company's shareholders at the 1996 Annual Meeting of Shareholders. The LTIP compensates senior executives who participate in the plan for performance over three (3) year performance periods. Within 90 days after the commencement of each three
(3) year performance period, the Committee determines which executive officers will participate in the LTIP for the performance period, and for each participant: (i) the applicable performance measure for the performance period (the performance measures available for selection by the Committee are defined in the LTIP); (ii) the performance target for each performance measure; (iii) the number of shares of Common Stock to be awarded if the

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performance target  is  achieved  during the  performance  period  (the  'Target
Award'); and (iv) the range of percentage of the Target Award to be awarded upon the attainment of various percentages of the performance target.

     Awards under the LTIP are made in Common Stock. Shares awarded under the LTIP will consist of one-third unrestricted shares and two-thirds restricted shares. So long as the performance period ends at the close of the Company's fiscal year, the restrictions on one-half of the restricted shares will lapse on the January 1 immediately following the date the shares are awarded, and the restrictions on the remainder will lapse on the following January 1. The Committee has the discretion to reduce any participant's award.

COMPENSATION OF THE CHIEF EXECUTIVE OFFICER

     In 1996, the Board appointed a new Chief Executive Officer. The Committee screened and interviewed candidates for this position. Upon completion of this process, the Committee recommended to the Board that E. Gary Cook be selected as the new Chief Executive Officer with compensation as also recommended by the Committee. Following approval of the Committee's recommendations by the Board, Mr. Cook and the Company entered into an employment agreement on June 12, 1996. In order to attract and retain Mr. Cook and ensure to the greatest extent possible the continued services of Mr. Cook over a period of time sufficient to permit him to develop and implement important strategic initiatives, the Committee determined that it was both necessary and appropriate to enter into the employment agreement.

     In establishing the new Chief Executive Officer's compensation as reflected in the employment agreement, the Committee considered (i) the compensation packages provided to other chief executive officers in the Comparison Group, as well as entities generally of the same size and complexity as the Company; (ii) Mr. Cook's abilities and past performance in the industry; (iii) the relationship of the compensation to the success of the Company; (iv) Mr. Cook's past compensation history; (v) the scope of the responsibilities assumed at the Company; (vi) the amount of compensation placed at risk; (vii) internal compensation levels at the Company; and (viii) the difficulty of the services to be performed in view of the level of change required in the Company's business processes, systems, organization, personnel, development and operations to permit the Company to achieve sustainable long-term financial and strategic improvement. No specific weighting was assigned to these factors in determining the Chief Executive Officer's compensation.

     Mr. Cook's annual salary under the employment agreement was established based on the Committee's review of compensation of other chief executive officers, Mr. Cook's significant experience and success in the industry, his past compensation history, internal compensation levels at the Company, and the difficulty of the services to be performed. Mr. Cook's grant of shares under the Company's LTIP, the grant of stock options and the award of restricted stock for which restrictions terminate if the Common Stock reaches certain trading levels (collectively, the 'Stock Compensation') were based on the goal of the Committee to establish a strong connection between his compensation and the success of the Company, and to cause a significant amount of compensation to be at risk. The Stock Compensation represents 79.2% of Mr. Cook's total compensation, including his one-time signing bonus. The Stock Compensation also gives Mr. Cook a significant stake in the Company completely aligned with that of the Company's shareholders. The signing bonus provided to Mr. Cook was in recognition of the difficulty of the services to be performed and the desire of the Committee to obtain his services on a competitive basis in view of his industry experience and success. The Company's obligation to provide

Mr. Cook with restricted stock to cover the long term loss of stock options granted by his former employer was tied to the need to recognize his past compensation history as a part of the competitive factors to be addressed in order to retain Mr. Cook's services.

THE FUTURE

     The Committee believes that the Company should significantly increase the portion of total compensation represented by annual and long-term incentives that relate directly to performance. The Committee recommended to the Board changes and additions to the Company's incentive compensation plans and these recommendations, including the plans submitted to the Company's shareholders for approval and described in this Proxy Statement, will tie approximately 70% of executive officer compensation to annual and long-term incentives related to performance.

     The Committee believes that linking a significant portion of an executive's current and potential future net worth to the Company's success, as reflected in the stock price, gives the executive a stake similar to that of the Company's shareholders and results in long-term management for the benefit of those owners. Consistent with this philosophy, in 1996 the Committee adopted Stock Ownership Guidelines for the Company's executive officers which must be achieved within five years. These guidelines establish minimum levels of stock ownership as follows: the Chief Executive Officer -- stock having a value equal to three times salary; senior officers -- stock having a value equal to two times salary; and, all other officers -- stock having a value equal to one times salary. In the future it is anticipated that a percentage of OAIP awards will be paid in Common Stock, if the revised OAIP is approved by the shareholders at the 1997 Annual Meeting.

     The Committee believes these compensation practices will help to ensure alignment with the interests of the Company's shareholders.

     SUBMITTED BY THE ORGANIZATION  AND COMPENSATION COMMITTEE  OF THE BOARD  OF
DIRECTORS:

William R. Grant, Chairman           Harry G. Hohn
William G. Burns                     Dan J. Samuel

PERFORMANCE GRAPH

     The following chart compares the cumulative total shareholder return on Common Stock during the five fiscal years ended December 31, 1996 with the cumulative total return on the S&P 500 Stock Index and the S&P Chemicals and Specialty Chemicals Indices. The year-end investment values are shown beneath the graph.

                               WITCO CORPORATION
                 COMPARISON OF 5-YEAR CUMULATIVE TOTAL RETURN:
                S&P 500, S&P CHEMICALS, S&P SPECIALTY CHEMICALS
                  VALUE OF $100 INVESTED ON DECEMBER 31, 1991
                       AND REINVESTMENT OF ALL DIVIDENDS

                                   [GRAPH]


WITCO                   $100      $124      $163      $131      $161      $174
S&P 500'r'              $100      $108      $118      $120      $165      $203
S&P'r' CHEMICALS INDEX  $100      $110      $122      $142      $185      $245
S&P'r' CHEMICALS        $100      $106      $121      $105      $139      $142
(SPECIALTY) INDEX


     The Stock Price Performance Graph above and the foregoing Organization and Compensation Committee Report shall not be deemed incorporated by reference by any general statement incorporating by reference this Proxy Statement into any filing under the Securities Act of 1933 or under the Securities Exchange Act of 1934, except to the extent Witco Corporation specifically incorporates this information by reference, and shall not otherwise be deemed filed under such Acts.

                                   PROPOSAL 2
          PROPOSED RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS

     The Board of Directors has appointed Ernst & Young LLP as the independent auditors to examine the accounts of the Company for the 1997 fiscal year. Ernst & Young LLP has been serving the Company in this capacity for many years. In the event that ratification of this selection of auditors is not approved by the affirmative vote of a majority of the shares having voting power present in person or represented by proxy at the meeting, the selection of independent auditors will be reconsidered by the Board of Directors.

     A member of Ernst & Young LLP is expected to be in attendance at the Annual Meeting with the opportunity to make a statement and respond to questions.

     THE  BOARD  OF  DIRECTORS  RECOMMENDS  A  VOTE  FOR  RATIFICATION  OF   THE
APPOINTMENT OF ERNST & YOUNG LLP AS THE COMPANY'S INDEPENDENT AUDITORS.

                                   PROPOSAL 3
                   PROPOSAL TO APPROVE THE WITCO CORPORATION
                        SHAREHOLDER VALUE INCENTIVE PLAN

     At a meeting held on March 4, 1997, the Board of Directors adopted, subject to shareholder approval, the Witco Corporation Shareholder Value Incentive Plan (the 'SVIP'). The SVIP is designed to promote the interests of the Company and its shareholders by providing selected officers and employees of the Company and its subsidiaries with a strong incentive to increase dramatically the shareholder value of the Company by increasing the share price of Common Stock to at least $75 5/8 for a period of ten consecutive trading days and/or by increasing earnings per share to at least $4.50 per share (each a 'Target' and, collectively, 'Targets'). A copy of the SVIP is annexed to this Proxy Statement as Exhibit A and should be read in its entirety. The following is a brief summary of the significant provisions of the SVIP.

     The SVIP, along with the other two plans under consideration by the shareholders, comprises an integral part of the Company's efforts to increase stock ownership by corporate executive officers (and certain other employees of the Company and its subsidiaries) and align their interests with shareholders. Under the SVIP, each participant is granted an award of Series B Convertible Preferred Stock ('Preferred Stock'). Initially the Preferred Stock is not convertible and is subject to substantial restrictions. If either Target is achieved by March 4, 2002, each share of Preferred Stock automatically converts into 10 shares of Common Stock. If a change in control of the Company occurs, each share of Preferred Stock automatically converts into 10 shares of Common Stock, but unless the price paid for any share of Common Stock in the change of control is more than $55 5/8 per share, and at least $10 per share greater than the stock price of the Common Stock on the date of grant, all Common Stock obtained upon conversion shall be transferred to the Company. If the price paid in the change of control for any share of Common Stock is between $55 5/8 and $75 5/8 per share, and at least $10 greater than the stock price of the Common Stock on the date of grant, five percent (5%) of the Common Stock shall be transferred to the Company for each whole dollar that the stock price Target exceeds the change in control price.

ADMINISTRATION

     The SVIP is administered by a committee of the Board of Directors comprised of at least two or more 'outside directors' (within the meaning of Section 162(m)(4)(C) of the Code) all of whom are 'non-employee directors' (within the meaning of Rule 16b-3 promulgated under the Exchange Act. Presently, the Organization and Compensation Committee serves as the Committee.

SHARES AVAILABLE

     Pursuant to the authority conferred upon the Board of Directors by Article IV of the Restated Certificate of Incorporation of the Company, the Board of Directors designated 200,000 shares of Preferred Stock to be issued under the SVIP. The Preferred Stock is not registered and, because of the restrictions imposed by the SVIP, is not transferable and is subject to a substantial risk of forfeiture. The Preferred Stock has no voting rights other than as required by law and no dividend rights. Upon attainment of either of the Targets, each share of Preferred Stock automatically converts into 10 shares of Common Stock. If neither of the Targets is achieved prior to March 5, 2002, all shares of Preferred Stock will be forfeited to the Company and shall become authorized and unissued shares of non-designated preferred stock.

     On March 4, 1997, the closing price of Common Stock on the New York Stock Exchange was $30 5/8 per share.

     The number of shares of Preferred Stock available under the SVIP is 200,000, reduced by the aggregate number of shares granted. On or before March 4, 2002 to the extent that shares of Preferred Stock issued under the SVIP are forfeited to the Company pursuant to the provisions of the SVIP, such number of shares shall immediately be transferred to the Company and become available for reissuance under the SVIP. The maximum number of shares of Preferred Stock that may be issued to any SVIP participant is 100,000 shares.

ELIGIBILITY AND PARTICIPATION

     Eligibility to participate in the SVIP is limited to executive officers and key employees who have been employed by the Company or its subsidiaries for at least six consecutive months. The decision as to which employees will receive a stock grant will be made by the Committee in its sole discretion. There are 18 executive officers and approximately 60 key management employees who may be eligible for the SVIP.

TARGETS

     The Target under the SVIP is achieved on the date the Committee certifies that either (i) the price per share of Common Stock, as reported on the New York Stock Exchange, has remained at or above $75 5/8 for a period of ten consecutive trading days; or (ii) the earnings per share of the Company (and its subsidiaries) for any year of the Company is at least $4.50.

STOCK GRANTS

     Stock grants under the SVIP will be made at the time and in the number determined by the Committee. Each stock grant will be evidenced by a written subscription agreement that shall contain within it (i) noncompetition covenants that apply for two years following resignation and

(ii) confidentiality covenants. Preferred Stock issued to participants will be restricted and may not be transferred other than in the limited circumstances provided in the SVIP (e.g., transfer to a family member). The restrictions on the Preferred Stock lapse on the date the Committee certifies that either of the Targets has been achieved. The Preferred Stock is also subject to a substantial risk of forfeiture because if either of the Targets has not been achieved by March 4, 2002, the Preferred Stock is forfeited to the Company and shall be retired and resume the status of authorized and unissued preferred shares.

CHANGE IN CONTROL

     Upon a change in control of the Company, the Preferred Stock is automatically converted into 10 shares of Common Stock. However, the subscription agreements under which shares of Preferred Stock are issued will provide that if the change in control price is not greater than $55 5/8 and at least $10 greater than the Common Stock price on the date of grant the entire stock grant is forfeited and the shares of Common Stock received upon such change in control are transferred to the Company. If the change in control price is more than $55 5/8 (and at least $10 greater than the Common Stock price on the date of grant) but less than $75 5/8, the SVIP provides that the number of shares of Common Stock to be forfeited is 5% of the shares of Common Stock received upon the change in control for each whole dollar that the stock price Target exceeds the change in control price. The subscription agreement will provide that if, following a change of control, either of the Targets is achieved in the same year as that in which the change of control occurred, the Company shall pay, within 90 days following the end of such year, to any holder of Preferred Stock immediately prior to the change of control an amount of cash equal to the difference, if any, between (A) the product of (i) the change of control price multiplied by (ii) the number of shares of Common Stock, if any, received by such holder as a result of the change of control, and (B) the product of (i) ten times the number of shares of Preferred Stock owned immediately prior to the change of control multiplied by (ii) the change of control price.

     In the event of the commencement of an exchange or tender offer for the Company's outstanding Common Stock upon consummation of which the offeror would become the beneficial owner of 20% or more of the Company's voting stock, each holder of Preferred Stock shall elect (prior to the consummation of such offer) to receive at the time of the consummation of such offer (i) a number of shares of Common Stock as determined in the first and second sentences of the paragraph above, or (ii) so long as the cash or other value received by the Company's shareholders upon the consummation of the offer exceeds $55 5/8 per share and is at least $10 greater than the share price of Common Stock on the date of grant, an amount in cash equal to the product of (x) ten times the number of shares of Preferred Stock held (reduced by 5% for each whole dollar the cash or other value paid per share of Common Stock paid upon consummation of the offer is less than $75 5/8) multiplied by (y) the amount of cash or other value paid per share of Common Stock upon consummation of the offer. If, following consummation of the offer, either of the Targets is achieved in the same year as that in which the offer was consummated, the Company shall pay, within 90 days following the end of such year, to any holder of Preferred Stock who elected as provided in subclause (ii) of the preceding sentence an amount of cash equal to the difference, if any, in the amount of cash paid to such holder pursuant to such subclause (ii) and the product of (A) ten times the number of shares of Preferred Stock owned immediately prior to making such election, multiplied by
(B) the amount of cash or other value paid per share of Common Stock upon consummation of the offer.

     The number of shares of Common Stock into which the Preferred Stock is convertible and each of the Targets may be adjusted from time to time upon the occurence of certain corporate events. See the 'Certificate of Designations' set forth on Appendix A to Exhibit A of this Proxy Statement.

AMENDMENT AND TERMINATION

     The SVIP may be amended or terminated by the Board of Directors at any time but generally an amendment may not, without the consent of a participant, adversely affect or impair a right available under a stock grant. Notwithstanding this provision, the Committee may provide for the forfeiture of Preferred Stock and the transfer to the Company of such shares if it determines, in its complete discretion, that a participant has engaged in activity which is contrary to the interests of the Company, its subsidiaries or affiliates. No amendments may be made to increase the number of shares of Preferred Stock available for grant without shareholder approval or to make such other changes for which shareholder approval is required under Section 162(m) of the Code.

CURRENT DETERMINATION OF AWARDS

     On March 4, 1997, the Committee authorized the following Preferred Stock issuances under the SVIP, subject to shareholder approval:

                               NEW PLAN BENEFITS
                               WITCO CORPORATION
                        SHAREHOLDER VALUE INCENTIVE PLAN

                                                          NUMBER OF SHARES OF           DOLLAR VALUE ($)
                                                            PREFERRED STOCK           @ $75 5/8 PER SHARE
                                                          CONVERTIBLE INTO 10           OF COMMON STOCK
                         NAME                            SHARES OF COMMON STOCK         (AMTS IN $000'S)
------------------------------------------------------   ----------------------    --------------------------
E. Gary Cook..........................................                 0                    $      0
Gerald Katz...........................................            10,000                       7,563
Camillo J. DiFrancesco................................            11,000                       8,319
Frederick A. Shinners.................................             8,500                       6,428
Nirmal S. Jain........................................             8,500                       6,428
Executive Group (including previous five).............           110,000                      83,188
Non-Executive Directors as a Group....................                 0                           0
Non-Executive Officer Employees as a Group............            60,000                    $ 45,375

     If the Target is realized by virtue of achieving a stock price of $75 5/8 for ten consecutive trading days, the amounts payable to the executive group as a whole and to all key employees would represent approximately 2.8% and 4.3%, respectively, of the amount that would be realized by the Company's shareholders in the aggregate.

U.S. FEDERAL TAX ISSUES

     A participant granted Preferred Stock will not recognize taxable income on the date of grant. At the time restrictions lapse, the participant will recognize ordinary income and the Company will be entitled to a corresponding deduction equal to the excess of the fair market value of the Common Stock on the date restrictions lapse over any amount originally paid in respect of the stock grant.

     If amounts are payable as a result of a change in control, all or a portion of the amounts realized under this SVIP may be characterized as 'excess parachute payments'. If amounts are characterized as excess parachute payments, the amount of the payment (as well as any other payments that are in excess of the participant's 'base amount' (generally, one times the participant's most recent five-year average W-2 compensation)) would be subject to a 20% excise tax payable by the participant and would be nondeductible to the Company.

     The affirmative vote of the holders of a majority of the shares having voting power present in person or represented by proxy at the meeting is required to approve the adoption of the SVIP.

     THE BOARD OF DIRECTORS OF THE COMPANY RECOMMENDS THAT SHAREHOLDERS VOTE FOR THIS PROPOSAL TO APPROVE THE ADOPTION OF THE SVIP.

                                   PROPOSAL 4
                   PROPOSAL TO APPROVE THE WITCO CORPORATION
                           1997 STOCK INCENTIVE PLAN

     At a meeting held on March 4, 1997, the Board of Directors adopted, subject to shareholder approval, the Witco Corporation 1997 Stock Incentive Plan (the 'SIP'). The SIP is designed to promote the interests of the Company and its shareholders by (i) providing selected officers and employees of the Company and its subsidiaries and affiliates with incentives to devote their best efforts to the Company by aligning employees' interests with the interests of the Company's shareholders; (ii) providing an attractive compensation vehicle to attract and retain qualified individuals employed by the Company and its subsidiaries and affiliates; and (iii) encouraging employees to invest in Common Stock. A copy of the SIP is annexed to this Proxy Statement as Exhibit B and should be read in its entirety. The following is a brief summary of the significant provisions of the SIP.

     The SIP, along with the other two plans under consideration by the shareholders, comprises an integral part of the Company's efforts to increase stock ownership by corporate executive officers (and other Company employees) and align their interests with shareholders. Under the SIP, the Committee (see Administration below) is authorized to grant any employee of the Company, its subsidiaries or affiliates, stock options, stock appreciation rights, restricted stock, merit awards, performance awards, stock distributions under other Company programs, and other stock based awards (collectively, the 'Awards'), as described in more detail below.

ADMINISTRATION

     The SIP is administered by a committee comprised of at least two or more 'outside directors' (within the meaning of Code Section 162(m)(4)(C)) all of whom are 'non-employee directors' (within the meaning of Rule 16b-3 promulgated under the Exchange Act). Presently, the Organization and Compensation Committee serves as the Committee.

SHARES AVAILABLE

     The number of authorized and unissued shares of Common Stock available for Awards under the SIP is 3,000,000 shares (provided that only 1,000,000 authorized and unissued shares may be awarded as Restricted Stock). To the extent that shares of Common Stock relating to outstanding Awards are not issued either because such Awards are forfeited or terminated pursuant to the SIP, such shares of Common Stock immediately become available for Awards.

     The maximum number of shares of Common Stock that may be awarded to any participant under the SIP pursuant to Options, SARs, Restricted Stock, Performance Awards, Merit Awards or Other Stock Based Awards (each as defined below) is 2,000,000 shares. On March 4, 1997, the closing price of Common Stock on the New York Stock Exchange was $30 5/8 per share.

ELIGIBILITY AND PARTICIPATION

     All employees of the Company, its subsidiaries and affiliates are eligible to participate in the SIP. The selection of which employees will actually receive an Award, and thereby participate in the SIP, is made by the Committee in its complete discretion. As of March 3, 1997, the Company employs approximately 6,866 employees. There are 18 executive officers and approximately 270 key management employees. The decision as to which Awards are made to employees in each of the classifications is made by the Committee in its complete discretion.

STOCK OPTIONS

     The Committee is authorized to grant options to purchase Common Stock ('Options') under the SIP. Under the SIP, these options may be either Incentive Stock Options, designed to achieve favorable federal tax treatment for participants (under United States law), or Nonqualified Stock Options. Each Option must be evidenced by an agreement with the participant setting forth the terms of the Award. The Option Price (i.e., price at which the Option may be exercised) may not be less than the fair market value of the Common Stock on the date of grant. Option terms may not exceed 10 years. All other terms, including the timing of exercisability, will be set forth in the agreement evidencing the Award. The Committee has discretion to accelerate the exercisability of an Option at any time.

     Options may be exercised by paying the Option Price to the Company (i) in cash, by check, money order (or other method acceptable to the Committee) in the currency acceptable to the Committee, (ii) through the delivery of Common Stock with an aggregate fair market value on the date of exercise equal to the Option Price for the shares of Common Stock to be purchased, (iii) through the withholding of Common Stock issuable upon exercise with an aggregate fair market value equal to the Option Price for the shares of Common Stock to be purchased,
(iv) through the delivery of irrevocable instructions to a broker to deliver promptly to the Company an amount equal to the Option Price for the shares purchased, or (v) any combination of the above methods.

     The Committee intends to make its first grant under the SIP pursuant to a global stock option program under which each employee of the Company and its subsidiaries (excluding executive officers and other key employees who are eligible for other Option awards) will be granted an Option to purchase 100 shares of Common Stock. It is anticipated that this will result in outstanding Options to purchase approximately 500,000 shares. Because legal or other considerations in countries outside of the United States may make Options impractical or impossible, Awards other than Options may be made under the SIP to provide participants with a comparable Award.

STOCK APPRECIATION RIGHTS

     The Committee is authorized to grant stock appreciation rights ('SARs') which provide participants with an amount payable in either cash or Common Stock equal to the excess of the price of Common Stock on the date of exercise and the fair market value on the date of grant (the 'Spread').

     The SIP also provides for the grant of limited SARs which provide the holders with a distribution payable in cash equal to the excess of the change in control price on the date of exercise over the price on the date of grant. If, prior to a complete takeover (i.e., acquisition of 100% of Common Stock), there is a subsequent change in control in which the Company's shareholders receive an additional amount in respect of the change in control, individuals who had exercised their limited SARs receive this additional amount as well.

     SARs may be granted in conjunction with an Option or independent of an Option. If granted in conjunction with an Option, a participant would have the choice of either exercising the Option (to receive the underlying stock) or exercising the SAR (to receive the Spread). The exercise price of SARs may not be less than the fair market value of the Common Stock on the date of grant. The term of an SAR may not exceed 10 years. All other terms, including the timing of exercisability, will be set forth in the agreement evidencing the Award. The Committee has discretion to accelerate the exercisability of an SAR at any time.

RESTRICTED STOCK

     The Committee is authorized to grant employees stock which is subject to a substantial risk of forfeiture ('Restricted Stock'). As a condition to the grant of Restricted Stock, the Committee may require an employee to pay the Company an amount equal to, or in excess of, the par value of the shares of Restricted Stock awarded. Restrictions on Restricted Stock will lapse in accordance with the terms specified by the Committee in its complete discretion. The Committee has the discretion to accelerate the date on which restrictions on Restricted Stock lapse at any time. Each Restricted Stock Award must be evidenced by an agreement with the participant holder setting forth the terms of the Award.

     The SIP limits the number of authorized but unissued shares that may be used for Restricted Stock Awards to 1,000,000 shares. As described in 'Transactions with Management' on page 19 of this Proxy Statement, the Committee has set Stock Ownership Guidelines for executive officers which they must attain within five years. To assist the executive officers in meeting these guidelines, the Company has established an executive loan program. However, to provide an incentive for executive officers to commit their resources up front, the Committee also established an enhanced stock acquisition program, under which executive officers are awarded one share of Restricted Stock (the restrictions of which lapse after three years) for each two shares of Common Stock that the executive officer purchases with his or her own resources. At this time, the Company intends to purchase in the open market all shares of Common Stock required to be issued as Restricted Stock under the SIP, but reserves the right to issue Restricted Stock under the SIP. Restricted Stock Awards made under the SIP pursuant to this enhanced stock acquisition program would be made on the first day of the month following presentation of evidence satisfactory to the Committee that the requirements to receive such an Award are satisfied.

MERIT AWARDS

     The Committee is authorized to make an Award of Common Stock to individuals who, in the Committee's discretion, merit such Awards. As a condition to the grant of a Merit Award, the

Committee may require an employee to pay the Company an amount equal to, or in excess of, the par value of the shares of Common Stock awarded. It is anticipated that Merit Awards will initially be used in lieu of cash bonuses for awards in recognition of specific achievements (such as the Scientist of the Year Award) as well as to award teams that successfully achieve specific goals (e.g., asset consolidation goals).

PERFORMANCE AWARDS

     The Committee is authorized to grant Awards under the SIP that qualify as Performance Awards. Performance Awards may be Restricted Stock, Merit Awards or Other Stock Based Awards, except that the receipt or vesting of a Performance Award is based upon the attainment of performance goals that are established for a performance period. Performance goals are established using one or more of the performance measurements set forth in Appendix A to Exhibit B.

     Performance Awards may be granted to any employee but are structured to provide Awards to executive officers that meet the requirements for deductibility under Code Section 162(m). Because a Performance Award is intended to qualify as 'performance-based compensation' under Code Section 162(m)(4)(C), the persons eligible for the Award, the applicable performance goals and the circumstances under which an Award is granted or vests must be established during the first 90 days (or if shorter, the first quarter) of the performance period. In accordance with the requirements of Code Section 162(m), Performance Awards may only be modified to reduce or eliminate Performance Awards and no Awards may be granted or vested (as applicable) until the Committee certifies that the performance goals supporting the Award have been satisfied.

STOCK DISTRIBUTIONS UNDER OTHER COMPANY PROGRAMS

     From time to time, the Company may establish plans and programs under which compensation is payable to executive officers and key employees. To the extent these programs provide for a distribution to be made in Common Stock the Committee may, in its discretion, treat these distributions as having been awarded under the SIP.

OTHER STOCK BASED AWARDS

     The Committee is authorized to grant awards under the SIP that are based on Common Stock but are not Options, SARs, Restricted Stock, Merit Awards, or Performance Awards. It is anticipated that Other Stock Based Awards may be necessary in connection with grants to employees based outside of the United States where local law or other considerations make it impracticable or impossible to grant one of the other Awards under the SIP. For example, if it were not possible to grant an employee a Merit Award, the Company might elect instead to grant an Other Stock Based Award with an equivalent value to the Merit Award that would have otherwise been provided.

CHANGE IN CONTROL

     The SIP does not specifically require any action upon a change in control but provides the Committee with the flexibility to provide that Awards accelerate or become vested upon a change in control. This determination may be made either at the time the Award is granted or thereafter. In addition, as noted in the discussion of SARs, the Committee has the authority to grant limited SARs which would provide the holders with the right to receive an Award related to the price paid for

Common Stock in a change in control. See 'Stock Appreciation Rights' of this Proposal 4 at page 33 of this Proxy Statement.

     The Committee intends to provide that Options granted pursuant to the global stock option program will accelerate upon a change in control. In addition, the Committee intends to provide that restrictions on Restricted Stock awarded to participants in connection with the Stock Ownership Guidelines would lapse on a change in control. See 'Restricted Stock' of this Proposal 4 at page 33 of this Proxy Statement.

EFFECT OF EMPLOYMENT TERMINATION

     Generally, and unless the agreement under which an Award is granted provides otherwise, upon termination of employment (other than for cause (as defined in the SIP)), (i) each Option, SAR and Other Stock Based Award that is exercisable at the time of employment termination will remain exercisable for three months after employment termination, (ii) each share of Restricted Stock (and each Other Stock Based Award that is subject to restrictions) for which restrictions have not lapsed shall be forfeited and canceled, and (iii) each Performance Award (and each Other Stock Based Award that requires attainment of certain performance goals), the award or vesting of which depends on the performance of the Company and/or its subsidiaries during a performance period that has not ended on the date employment terminates, will be forfeited and canceled.

     Exceptions to this rule are provided upon employment termination due to death, disability or retirement for Options, SARs and Other Stock Based Awards that are exercisable at the time employment terminates and for Performance Awards. Options, SARs and Other Stock Based Awards may be exercised for the three year period (or if shorter until their term expires) following termination of employment for death, disability, or retirement. Payment of Performance Awards will be made to the participant (or to his or her estate) on a pro-rata basis (based on the number of full and partial months during which the participant participated during the performance period) at the end of the performance period.

AMENDMENT AND TERMINATION

     The SIP may be amended or terminated by the Board of Directors at any time but generally an amendment may not, without the consent of a participant, adversely affect or impair a right available under an Award. Notwithstanding this provision, the Committee may provide for the forfeiture of Awards if it determines, in its complete discretion, that a participant has engaged in activity which is contrary to the interests of the Company, its subsidiaries or affiliates. No amendments may be made to increase the number of authorized but unissued shares available for Award without shareholder approval or to make such other changes for which shareholder approval is required under Sections 162(m) or 422 of the Code.

CURRENT DETERMINATION OF AWARDS

     The Committee has made no determination with respect to grants of Options, SARs, Restricted Stock, Merit Awards, Performance Awards, or Other Stock Based Awards under the SIP. Further since such grants are entirely within the discretion of the Committee, it is not possible to determine the types or amounts of Awards that would have been granted for 1996 if the SIP had been in effect. However, in 1996 options covering 1,212,000 shares were granted to executive officers as a group (including one option grant covering 800,000 shares granted to the Chief Executive Officer), no options were granted to directors who are not executive officers, and options covering 707,500 shares were granted to officers and employees who are not executive officers.

     Stock options granted and the value of LTIP grants to the Chief Executive Officer and the four most highly compensated executives during 1996 are listed in the Executive Compensation section of this Proxy Statement. See the table 'Options Granted During the Year Ended December 31, 1996' and the table 'Long Term Incentive Plan Awards in Year Ended December 31, 1996' on pages 13 and 15, respectively, of this Proxy Statement.

U.S. FEDERAL TAX ISSUES

     The following is a brief description of the tax consequences of Awards under the SIP based on U.S. federal tax laws current in effect.

Options

     There are no U.S. federal tax consequences either to the Option holder or to the Company upon the grant of an Option. Upon the exercise of an Incentive Stock Option, the Option holder will not recognize any income and the Company will not be entitled to a deduction, although such exercise may give rise to alternative minimum tax liability to the participant. Generally, if the participant disposes of shares acquired upon the exercise of an Incentive Stock Option within two years after the date of grant or within one year after the date of exercise, the amount realized will be treated as ordinary income, and the Company will be entitled to a deduction, equal to the excess of the fair market value of the shares on the date of exercise over the Option Price
(limited generally to the gain on the sale). Upon the ultimate sale of the shares, the balance of any gain or loss will be treated as a capital gain or loss to the participant. If the participant holds the shares acquired upon the exercise of the Incentive Stock Option for more than two years after the date of grant and more than one year after the date of exercise, the Company will not be entitled to any deduction and the entire gain or loss for the participant will be treated as a capital gain or loss.

     Upon the exercise of a Nonqualified Stock Option, the excess of the fair market value of the Common Stock acquired over the Option Price will generally be taxable to the Option holder as ordinary income and deductible by the Company. The disposition of shares of Common Stock acquired upon the exercise of a Nonqualified Stock Option will generally result in a capital gain or loss for the participant, but will have no tax consequences for the Company.

SARs

     The amount of any cash (or the fair market value of any Common Stock) received by the holder of SARs under the SIP will be treated as ordinary income in the year of receipt and the Company will be entitled to a deduction for such amount.

Restricted Stock

     A participant awarded Restricted Stock will not recognize taxable income at the time of the Award unless he or she elects otherwise. At the time restrictions on the Restricted Stock lapse, the participant will recognize ordinary income and the Company will be entitled to a corresponding deduction equal to the excess of the fair market value of the Common Stock on the date the restrictions lapse over the amount, if any, paid for such stock. Dividends, if any, paid to the participant on Restricted Stock will be taxable as ordinary income and deductible by the Company.

Merit Awards

     A grant of Common Stock pursuant to a Merit Award will be taxable to the participant as ordinary income and the Company will be entitled to a tax deduction equal to the fair market value of the Common Stock on the date of grant less any amount paid for such stock.

Stock Distributions Under Other Company Programs

     Common Stock distributed in lieu of cash under other Company programs will be taxable to the participant as ordinary income and the Company will be entitled to a tax deduction equal to the fair market value of the Common Stock on the date of distribution.

Performance Awards and Other Stock Based Awards

     The taxability of Performance Awards and Other Stock Based Awards will depend on the form of these Awards.

Effect of Code Section 162(m) on Deductibility

     Code Section 162(m) limits the deductibility of compensation paid to the Chief Executive Officer and the four other most highly compensated officers to $1,000,000. Not counted for purposes of the $1,000,000 limit is compensation that qualifies as 'performance-based compensation' within the meaning of Code
Section 162(m)(4)(C). Generally Options and SARs, and Performance Awards specifically designed to qualify under Code Section 162(m), would qualify as performance-based compensation. Were other amounts payable under the SIP (when combined with other non-performance-based compensation) to exceed $1,000,000, the excess would not be deductible by the Company.

Effect of Payments on a Change in Control

     If amounts are payable under the SIP as a result of a change in control to individuals who are officers, shareholders or highly compensated employees (e.g., among the highest paid 1% of employees), all or a portion of the amounts realized may be characterized as 'excess parachute payments'. If amounts are characterized as excess parachute payments, the amount of the payment (as well as any other amounts that are in excess of the participant's 'base amount' (i.e., one times most recent 5 year average W-2 compensation)) would be subject to a 20% excise tax and would be nondeductible to the Company. Such amounts would also lower the $1,000,000 limit on deductibility.

     The affirmative vote of the holders of a majority of the shares having voting power present in person or represented by proxy at the meeting is required to approve the adoption of the SIP.

     THE BOARD OF DIRECTORS OF THE COMPANY RECOMMENDS THAT SHAREHOLDERS VOTE FOR THIS PROPOSAL TO APPROVE THE ADOPTION OF THE SIP.

                                   PROPOSAL 5
                   PROPOSAL TO APPROVE THE WITCO CORPORATION
                        OFFICERS' ANNUAL INCENTIVE PLAN

     At a meeting held on March 4, 1997, the Board of Directors terminated the Original OAIP and adopted, subject to shareholder approval, a revised Witco Corporation Officers' Annual Incentive Plan (the 'revised OAIP'). The revised OAIP is designed to promote the interests of the Company and its shareholders by providing (i) selected officers of the Company and its subsidiaries an incentive to contribute to the Company's profitability and performance by providing the officers with the opportunity to receive an annual bonus; (ii) an attractive compensation vehicle to attract, motivate and retain qualified individuals in the employ of the Company and its subsidiaries; and
(iii) a program under which officers can receive Common Stock. A copy of the revised OAIP is annexed to this Proxy Statement as Exhibit C and should be read in its entirety. The following is a brief summary of the significant provisions of the revised OAIP.

     The revised OAIP, along with the other two plans under consideration by the shareholders, comprises an integral part of the Company's efforts to increase stock ownership by corporate executive officers (and other employees of the Company and its subsidiaries) and align their interests with shareholders. Under the revised OAIP, the Committee (see 'Administration' below) may determine whether payment of the bonus will be in Common Stock or in cash. Until such time as officers have met the Stock Ownership Guidelines, it is the intention of the Committee to have at least 20% of such officer's bonus under the revised OAIP paid in Common Stock.

ADMINISTRATION

     The revised OAIP is administered by a committee comprised of at least two or more 'outside directors' (within the meaning of Code Section 162(m)(4)(C)) all of whom are 'non-employee directors' (within the meaning of Rule 16b-3 promulgated under the Exchange Act). Presently, the Organization and Compensation Committee serves as the Committee.

MAXIMUM PERFORMANCE BONUS

     The maximum annual performance bonus per participant payable under this plan is $2,000,000 ($3,000,000 for the Chief Executive Officer).

ELIGIBILITY AND PARTICIPATION

     Eligibility in the revised OAIP is limited to executive officers of the Company and its subsidiaries. The decision of which employees will participate in the revised OAIP and receive the opportunity to earn a performance bonus for any particular bonus period shall be made by the Committee in its sole discretion. There are 18 executive officers.

PERFORMANCE BONUSES

     The revised OAIP provides for the payment of performance bonuses upon the achievement of a target based on one or more of the objective performance measurements listed in Appendix A to Exhibit C.

Establishing the Target

     During the first 90 days in the bonus period (or, in the case of a new hire, within the first quarter of such individual's participation in the bonus period), the Committee will determine (i) the performance measurements and the targeted level of performance (the 'OAIP Target'), (ii) the percentage of salary to be paid upon attaining the OAIP Target, (iii) the range of 'performance' percentages to be paid upon achievement of various levels of the OAIP Target, and (iv) the amount of any adjustment factor and the performance measurements on which the adjustment will be made.

Determination of the Performance Bonus

     No later than 90 days following the end of each bonus period, the Company will calculate the performance measurements for the bonus period to determine if the OAIP Target has been achieved. Once the Committee certifies the results, the performance bonus payable, if any, will be determined by multiplying the participant's base salary for the bonus period by the targeted percentage and then multiplying that result by the applicable performance percentage (to reflect the actual level of performance). If an adjustment factor has been established for the bonus period, the performance bonus will then be adjusted appropriately.

Payment of the Performance Bonus

     The performance bonus may be paid in cash, Common Stock, or a combination of both in the complete discretion of the Committee. For executive officers who have not met the Stock Ownership Guidelines, it is the intention of the Committee to have at least 20% of such officer's bonus under the revised OAIP paid in Common Stock. No shares have been reserved for issuance under the revised OAIP. At this time, the Company intends to purchase in the open market all shares of Common Stock required to be distributed under the revised OAIP, but reserves the right to issue such shares under the SIP if such plan is approved by the Company's shareholders at the 1997 Annual Meeting of Shareholders.

EFFECT OF TERMINATION OF EMPLOYMENT; CHANGES MID-BONUS PERIOD

     Except as set forth below, no participant will be entitled to a performance bonus with respect to a bonus period unless he or she is employed by the Company on the last day of such bonus period. In the event of death, disability, retirement, termination of employment without cause or transfer to a position that is not eligible for benefits under the revised OAIP during a bonus period, the participant (or, if applicable, the participant's estate) will receive a pro-rated performance bonus based on the number of full and partial months in the bonus period that the participant was covered by the revised OAIP.

     The revised OAIP also contains provisions addressing the possibility that during a bonus period, a participant will be transferred to a position with different performance criteria, performance measurement(s), OAIP Target, targeted percentage, performance percentage range, and adjustment factor. In the event of such a transfer, the bonus period is bifurcated and the criteria, percentages and adjustment factor applicable to such new position will apply after such transfer (with the amount of the performance bonus determined pro-rata for each portion of the bonus period based on the applicable criteria), unless the Committee determines that (i) the participant shall not be eligible for the remainder of the bonus period (in which case the participant's performance bonus will be determined on a pro-rata basis based on his or her performance prior to the date of transfer), or (ii) attainment of the performance targets applicable to the new position are substantially certain (in which case the bonus period will not be bifurcated, and the participant's performance bonus for the remainder of the bonus period shall be based entirely on the criteria applicable to the former position). If a participant is transferred to a new position for which no performance criteria or percentages have been previously established, the participant will continue to be covered by the criteria applicable to his or her former position unless prior to the expiration of 25% of the portion of the bonus period which follows such transfer, the Committee establishes new performance criteria, percentages and adjustment factor which shall apply to the participant for the remainder of such bonus period.

AMENDMENT AND TERMINATION

     The Committee may at any time amend the revised OAIP with respect to any bonus period which has not yet commenced. However, no amendment may be made for which shareholder approval would be required for the performance bonus to qualify as 'performance-based compensation' within the meaning of Code Section 162(m)(4)(C), unless such approval has been obtained.

     The Committee may at any time terminate or suspend the revised OAIP. However, if the Committee terminates or suspends the revised OAIP more than 90 days after the commencement of a bonus period, each participant shall receive at the end of such bonus period the greater of: (i) the performance bonus he or she would have received had such termination or suspension not been effected based on actual performance, and (ii) the performance bonus he or she is entitled to receive under any replacement plan covering the same time period. Subject to the foregoing requirement, upon termination of the revised OAIP all rights of a participant with respect to any bonus period that has not ended on or prior to the date of such termination shall become null and void.

CURRENT DETERMINATION OF AWARDS

     On March 4, 1997, the Committee established as the OAIP Target for the 1997 bonus period the attainment of earnings per share of $1.50 ('EPS') and operating cash flow of $240 million ('Cash Flow'), which performance measurements were weighted 75% and 25% respectively. No adjustment factor has been established for the 1997 bonus period.

     The percentage of the target bonus attributable to EPS ranges from 50% of the target bonus (for attainment of 80% of the target) to 250% of the target bonus (for attainment of 140% of the target). The percentage of target bonus attributable to Cash Flow ranges from 50% of the target bonus (for attainment of 87% of the target) to 250% of the target bonus (for attainment of 126% of the target). The payout for performance within this range will be determined by interpolating from these percentages. There is no payout with respect to the performance measurements of EPS and Cash Flow if less than 80% or 87%, respectively, of the target for such measurement is achieved. Because two performance measurements will be used for the 1997 bonus period, the 1997 performance bonus will be determined by calculating the payout for each measurement separately and then multiplying the performance bonus by the appropriate weighted factor (i.e., 75% or 25% as applicable).

                               NEW PLAN BENEFITS
                               WITCO CORPORATION
                        OFFICERS' ANNUAL INCENTIVE PLAN

                                                                     DOLLAR ($) VALUE OF
                               NAME                                     TARGET AWARD         TARGET PERCENTAGE
------------------------------------------------------------------   -------------------    --------------------

E. Gary Cook......................................................       $   450,000                60%
Gerald Katz.......................................................       $   109,040                40%
Camillo J. DiFrancesco............................................       $   108,160                40%
Frederick A. Shinners.............................................       $   104,000                40%
Nirmal S. Jain....................................................       $    93,700                40%
Executive Group (including previous five).........................       $ 1,836,700                40%
                                                                                             60% (for Mr. Cook)
Non-Executive Directors as a Group................................       $         0                n/a
Non-Executive Officer Employees as a Group........................       $         0                n/a

U.S. FEDERAL TAX ISSUES

     Performance bonuses payable under the revised OAIP (whether paid in cash or distributed as Common Stock) will be taxed as ordinary income and the Company will be entitled to a deduction in the amount received when paid to the participant.

     The affirmative vote of the holders of a majority of the shares having voting power present in person or represented by proxy at the meeting is required to approve the revised OAIP.

     THE BOARD OF DIRECTORS OF THE COMPANY RECOMMENDS THAT SHAREHOLDERS VOTE FOR THIS PROPOSAL TO APPROVE THE ADOPTION OF THE REVISED OAIP.

                             ADDITIONAL INFORMATION

     The entire cost of this solicitation will be borne by the Company, including reimbursement of banks, brokerage firms, custodians, nominees and fiduciaries for their reasonable expenses in sending proxy materials to the beneficial owners of stock. Proxies may be solicited personally, by mail, by telephone, by facsimile or by telegraph, by the directors, officers or other employees of the Company, without remuneration other than regular compensation. In addition, the Company has retained Georgeson & Company Inc. to assist in the solicitation of proxies at a fee estimated to be $10,500, excluding out-of-pocket expenses.

     At the date of this Proxy Statement, management does not know of any matter to be brought before the meeting for action other than the matters described in the Notice of Annual Meeting and matters incident thereto. If any other matters should properly come before the meeting, the holders of the proxies will vote and act with respect to such matters in accordance with their best judgment. Discretionary authority to do so is conferred by the enclosed proxy. In connection with the 1997 Annual Meeting of Shareholders, the General Board of Pension and Health Benefits of the United Methodist Church, the beneficial owner of 181,400 shares of Common Stock, submitted a shareholder proposal requesting diversity on the Board of Directors and requesting the Company to issue a policy statement and report on the topic. The proponents agreed to withdraw their proposal based upon the Company's representation that it will state at its 1997 Annual Meeting of Shareholders its commitment that the Company's management and Board of Directors should reflect the workforce, customer, supplier and community diversity affecting the Company's activities. Further, the Company, with the assistance of professional search advisors, has identified and is interviewing qualified women and minority candidates for inclusion on the Company's Board to fill existing vacancies.

     The proxy is revocable by a shareholder at any time before the exercise thereof, and the giving of such proxy will not affect the shareholder's right to vote in person if it is later found to be convenient to attend the meeting.

     Shareholder Proposals: If any shareholder intends to present a proposal to the Company for inclusion in its proxy statement relating to the annual meeting of shareholders to be held in April 1998, or wishes to recommend nominees to the Board of Directors, such proposal, in writing and addressed to the Secretary, must be received by the Company no later than November 21, 1997. A shareholder may bring other business before an annual meeting by giving written notice of such proposed business, either by personal delivery or by United States mail, either certified or registered, return receipt requested, to the Secretary of the Company at least ninety days prior to the anniversary date of the last annual meeting held or not later than ten days after notice of public disclosure of the date of the annual meeting is given or made to shareholders, whichever date is earlier. Such notice shall set forth as to each item of business the shareholder proposes to bring before the annual meeting (i) a brief description of such item of business and the reasons for conducting it at the meeting and, in the event that such item of business includes a proposal to amend either the certificate of incorporation of the Company or the by-laws, the language of the proposed amendment, (ii) the name and address of the shareholder proposing such item of business, (iii) a representation that the shareholder is a holder of record of stock of the Company entitled to vote at such meeting having a market value of at least one thousand dollars and intends to appear in person or by proxy at the meeting to propose such item of business, and (iv) any material interest of the shareholder in such item of business. Only business which has been properly brought before an annual meeting of shareholders in accordance with the by-laws shall be conducted at such meeting, and the Chairman of such meeting may refuse to permit any business to be brought before such meeting which has not been properly brought before it in accordance with the by-laws.

     Please fill in, sign and date the enclosed form of proxy and return it in the accompanying self-addressed envelope which requires no further postage if mailed in the United States. If you attend the Annual Meeting of Shareholders and wish to vote your shares in person, you may do so. Your cooperation in giving this matter your prompt attention will be appreciated.

By order of the Board of Directors,

                                   Dustan E. McCoy
                                   Senior Vice President,
                                   General Counsel
                                   and Corporate Secretary

March 21, 1997

                                                                       EXHIBIT A

                               WITCO CORPORATION
                        SHAREHOLDER VALUE INCENTIVE PLAN

SECTION 1. ESTABLISHMENT

     Witco Corporation hereby establishes the Witco Corporation Shareholder Value Incentive Plan.

SECTION 2. PURPOSE

     The purpose of this Witco Corporation Shareholder Value Incentive Plan is to promote the interests of Witco Corporation and its shareholders by providing selected officers and employees of Witco Corporation and its subsidiaries (the 'Company') with a strong incentive to increase dramatically the shareholder value of the Company by an increase in the share price of Witco Common Stock and/or an increase in the Company's earnings per share.

SECTION 3. DEFINITIONS

     (a) 'Affiliate' shall mean a company which holds, directly or indirectly, 51% of the stock of the Company or an affiliate, or 51% of the stock of which is held, directly or indirectly, by the Company, as determined by the Committee.

     (b) 'Agreement' shall mean a written agreement setting forth the terms of a Stock Grant.

     (c) 'Board' shall mean the Board of Directors of Witco.

     (d) 'Cause' shall mean (i) for Participants who also participate in the Witco Corporation Long Term Incentive Plan, 'cause' as defined in that plan, as amended from time to time; (ii) for all other Participants (A) misconduct in the performance of duties with the Company; (B) the failure (other than due to Disability) to substantially perform the duties of one's job; (C) engaging in illegal conduct (other than any misdemeanor, traffic violation or similar misconduct) in connection with the performance of duties for the Company; or (D) commission of a felony. In the case of a termination for 'cause' under clause
(ii), the determination of the Committee as to whether 'cause' exists shall be final and binding.

     (e) 'Change in Control' shall be deemed to have occurred if:

          (i) any 'person' as such term is defined in Sections 3(a)(9) and 13(d)(3) of the Exchange Act other than an Affiliate or any employee benefit plan sponsored by Witco or an Affiliate becomes a 'beneficial owner', as such term is used in Rule 13d-3 promulgated under the Exchange Act, of 20% or more of the 'Voting Stock' (which means the capital stock of any class or classes of Witco having general voting power under ordinary circumstances, in the absence of contingencies, to elect the directors of such corporation) of Witco;

          (ii) 33 1/3% or more of the Board consists of individuals other than the members of the Board on January 1, 1997 (the 'Incumbent Directors'); provided, however, that any person becoming a director subsequent to such date whose election or nomination for election was approved by two-thirds (but in no event less than two) of the directors who at the time of such election or nomination comprise the Incumbent Directors (other than an election or nomination of an individual whose initial assumption of office is in connection with an actual or threatened election contest relating to the election of the Incumbent Directors of Witco, which is or would be subject to Rule 14a-11 of Regulation 14A promulgated under the Exchange Act) shall, for purposes of this Plan be considered an Incumbent Director;

          (iii) Witco adopts any plan of liquidation providing for the distribution of all or substantially all of its assets;

          (iv) Witco combines with another company (whether or not Witco is the surviving corporation) and, immediately after the combination, the shareholders of Witco immediately prior to the combination (other than shareholders who, immediately prior to the combination, were 'affiliates' of such other company, as such term is defined in Rule 12b-2 of the Exchange Act) do not beneficially own, directly or indirectly, more than 20% of the Voting Stock of the combined company (or any company owning 100% of the stock of the combined company); or

          (v) any sale, lease, exchange, or other transfer (in one transaction or a series of related transactions) of all, or substantially all, the assets of Witco occurs.

     (e) 'Code' shall mean the United States Internal Revenue Code of 1986, as amended.

     (f) 'Committee' shall mean a committee of the Board comprised of at least two or more outside directors (within the meaning of Code Section 162(m)(4)(C)) all of whom are 'non-employee directors' (within the meaning of Rule 16b-3 promulgated under the Exchange Act).

     (g) 'Common Stock' shall mean the common stock of Witco, par value $5 per share.

     (h) 'Convertible Preferred Stock' shall mean Series B Convertible Preferred Stock of Witco Corporation, no par value, each share shall be converted into 10 shares of Common Stock upon the Company's achievement of the Target or upon a Change in Control, which shall have the powers, preferences and rights set forth in the Certificate of Designations annexed as Appendix A.

     (i) 'Company' shall mean Witco Corporation and its subsidiaries.

     (j) 'Disability' shall mean a total disability as a result of a physical or mental injury or disease which (i) prevents the Participant from substantially performing the duties of his or her employment for the Company, (ii) shall have continued for a period of at least six consecutive months and is reasonably likely to be permanent and continuous, (iii) was not contracted, suffered or incurred while the Participant was engaged in, and did not result from the Participant having committed, a criminal activity, (iv) did not result from an intentionally self-inflicted injury, and (v) is certified by the Committee as meeting (i) through (iv).

     (j) 'Earnings per Share' shall mean, as of the end of any year, Net Earnings divided by the weighted average number of issued and outstanding shares of Common Stock during such year.

     (k) 'Eligible Employee' shall mean corporate officers and other key employees of the Company.

     (l) 'Exchange Act' shall mean the Securities Exchange Act of 1934, as amended.

     (m) 'Net Earnings' shall mean, as of the end of any year, the Company's net income as reported on the Company's financial statements, determined before taking into account any nonrecurring items.

     (n) 'Participant' shall mean an Eligible Employee who has been issued a Stock Grant under this Plan.

     (o) 'Plan' shall mean this Witco Corporation Shareholder Value Incentive Plan, as amended from time to time.

     (p) 'Stock Grant' shall mean a grant of Convertible Preferred Stock issued to a Participant under this Plan.

     (q) 'Stock Price' shall mean the closing price of a share of Common Stock on the New York Stock Exchange on the applicable valuation date or, if no trade of the Common Stock shall have been made on that day, the next preceding day on which there was a trade of Common Stock.

     (r) 'Target' shall mean either (i) the price of a share of Common Stock, as reported on the New York Stock Exchange, has remained at or above $75 5/8 for ten consecutive Trading Days, or (ii) the Company's Earnings per Share as of the end of any year is at least $4.50.

     (s) 'Trading Day' shall mean a day on which shares are traded on the New York Stock Exchange.

     (t) 'Transfer' shall mean the gift, sale, assignment, transfer, pledge, hypothecation or other disposition (whether for or without consideration and whether voluntary, involuntary or by operation of law) of any shares of stock or any interest therein.

     (u) 'Witco' shall mean Witco Corporation, a Delaware corporation.

SECTION 4. ADMINISTRATION

     The Plan shall be administered by the Committee which shall have full authority to administer the Plan, including, without limitation, the authority and the discretion to interpret and construe any provision of the Plan, to adopt such rules and regulations for administering the Plan as it may deem necessary, to determine the number of shares of Preferred Stock subject to any Stock Grant and to perform all other acts relating to the Plan, including the delegation of such administrative responsibilities as it deems to be reasonable and proper.
  Decisions of the Committee shall be final and binding on all parties. No member of the Committee shall be liable to any employee or Participant for any action, omission or determination relating to the Plan.

SECTION 5. SHARES AVAILABLE

     The number of shares of Convertible Preferred Stock available for Stock Grants under this Plan shall be 200,000 shares, reduced by the aggregate number of shares issued and outstanding pursuant to Stock Grants. Stock Grants will be made to individuals and will not be pooled. Two million shares of Common Stock will be reserved for issuance upon the conversion of the Convertible Preferred Stock, subject to adjustment as the number of shares of Common Stock issuable upon conversion of the Convertible Preferred Stock is adjusted pursuant to the Certificate of Designations attached hereto as Appendix A. Any outstanding shares of Convertible Preferred Stock that are forfeited and transferred to Witco on or before March 4, 2002 pursuant to the terms of this Plan shall become available for additional Stock Grants. The maximum number of shares of Convertible Preferred Stock that may be issued to any Participant under this Plan shall be 100,000 shares.

SECTION 6. EFFECTIVE DATE

     This Plan shall be effective on March 4, 1997 (the 'Effective Date'), subject to the approval of the Plan prior to January 1, 1998 by the holders of a majority of the shares of Witco present or represented by proxy, and entitled to vote at a regular or special meeting of the shareholders of Witco. The Committee may make Stock Grants under this Plan prior to shareholder approval, provided such Stock Grants are made subject to such shareholder approval.

SECTION 7. ELIGIBILITY

     Stock Grants shall only be made to Eligible Employees who have been employed with the Company for at least six consecutive months. The selection of which Eligible Employees shall be issued a Stock Grant shall be made by the Committee in its complete discretion.

SECTION 8. STOCK GRANTS

     (a) Stock Grants. The Committee may grant Convertible Preferred Stock under this Plan at any time prior to the date the Target is achieved, except that no such grants may be made at a time when achievement of the Target, in the opinion of the Committee, is substantially certain. Convertible Preferred Stock issued pursuant to this Plan shall be restricted as to Transfer and subject to a substantial risk of forfeiture as provided in this Plan.

     (b) Written Subscription Agreement. Each Stock Grant shall be evidenced by a written subscription agreement setting forth the terms of ownership of the Convertible Preferred Stock that are consistent with this Plan and providing that if the Participant shall resign from employment after the Target shall have been achieved, for the two-year period following such resignation, the Participant shall not, without the prior written consent of Witco:

          (i) render services of any nature for compensation to any person, firm or corporation, nor shall the Participant acquire any financial interest (except for stock interests in publicly-held companies which will not be significant and in any event will not exceed five percent (5%) of the outstanding stock of any such company) in any business that is engaged in a business engaged in by the Company in any substantial manner on or prior to the date the Participant's employment terminates; or

          (ii) solicit any employee of the Company to terminate his or her employment.

In addition, the Participant shall be bound not to disclose, divulge or make accessible to any third party any information of a secret or confidential nature which became known to the Participant in the course of his or her employment with the Company until such information has come into the public domain or has otherwise ceased to be secret or confidential.

     (c) Restrictions. Each share of Convertible Preferred Stock granted shall be subject to restrictions on Transfer except that the following Transfers, if permitted by the subscription agreement under which the Stock Grant is made, shall be permitted:

          (i) a Transfer made to the Company (or its assignee);

          (ii) a Transfer made in compliance with all applicable Federal and state securities laws to a Participant's immediate family (which term shall mean the Participant's spouse, children (including adopted children and step children), their direct lineal descendants) and the Participant's parents, brothers and sisters, or a trust, corporation or partnership, the beneficiaries, stock holders or partners, respectively of which are comprised solely of the Participant's immediate family (any such individual or entity a 'Permitted Transferee'); and

          (iii) a Transfer from a Permitted Transferee back to the Participant;

    provided, however, that a Transfer pursuant to this Section shall not be given effect on the books of Witco unless and until the transferee agrees in writing, in form and substance satisfactory to the Committee, to be become bound by the terms of the Plan.

     (d) Lapse of Restrictions. Restrictions on Transfer of the Convertible Preferred Stock shall lapse on the date the Committee certifies in writing that the Target has been achieved or as provided in Section 10.

     (e) Legend. Each certificate of Convertible Preferred Stock granted under this Plan shall be registered in the name of the Participant to whom the Convertible Preferred Stock was granted (or a Permitted Transferee), deposited with Witco together with a stock power endorsed in blank, and bear the following or a substantially similar legend:

     THE SECURITIES REPRESENTED BY THIS CERTIFICATE MAY NOT BE GIVEN, SOLD, ASSIGNED, TRANSFERRED, PLEDGED OR OTHERWISE DISPOSED OF (WHETHER FOR OR WITHOUT CONSIDERATION, AND WHETHER VOLUNTARILY, INVOLUNTARILY OR BY OPERATION OF LAW) UNLESS SUCH GIFT, SALE, ASSIGNMENT, TRANSFER, OR OTHER DISPOSITION COMPLIES WITH THE WITCO CORPORATION SHAREHOLDER VALUE INCENTIVE PLAN AND THE SUBSCRIPTION AGREEMENT UNDER WHICH THE SECURITIES WERE ISSUED TO THE PARTICIPANT.

     THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE NOT REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE OR ANY OTHER JURISDICTION.

SECTION 9. EFFECT OF EMPLOYMENT TERMINATION ON STOCK GRANTS

     (a) General Rule. Except as otherwise provided in this Section 9, if a Participant's employment terminates for any reason prior to the date that the Target is achieved, all shares of Convertible Preferred Stock (whether held by a Participant or Permitted Transferee) shall be forfeited and Transferred to Witco.

     (b) Certain Employment Terminations. If, within one year after a Participant's employment terminates because of the Participant's death or Disability, the Target is achieved or there is a Change in Control, the Participant shall receive a pro-rated distribution from this Plan equal in value to the Common Stock the Participant would have received had he or she been employed on the date the Committee certified that the Target is achieved. The pro-rated distribution shall be determined by multiplying the value of such distribution by a fraction, the numerator of which shall be the number of full and partial months elapsed from the date of the Stock Grant to the date the Participant's employment terminated, and the denominator of which shall be the number of full and partial months elapsed from the date of the Stock Grant to the date the Committee certifies the Target is achieved. Such distribution shall be paid in Common Stock or in cash equal to the preceding date of distribution, in the Committee's complete discretion.

SECTION 10. MANDATORY FORFEITURE; CHANGE IN CONTROL

     (a) Mandatory Forfeitures. If the Target is not achieved by the fifth anniversary of the Effective Date of this Plan, all shares of Convertible Preferred Stock shall be forfeited and Transferred to Witco and the Participants (or, if applicable, their Permitted Transferees) shall have no further rights under the Plan.

     (b) Change in Control. Each subscription agreement evidencing a Stock Grant under this Plan shall provide that in the event of a Change in Control, the restrictions on all shares of Convertible Preferred Stock shall lapse and, in accordance with the terms of the Convertible Preferred Stock, such shares shall automatically convert into the applicable number of shares of Common Stock unless a cash payment is elected in the event of an Offer pursuant to paragraph 7 of the Certificate of Designations attached as Appendix A. If the price paid in the Change in Control (hereafter, the 'Change in Control Price') is not greater than $55 5/8 and at least $10 greater than the Stock Price on the date of grant, then the Participant shall, coincident with the lapse of such restrictions and the conversion of the Convertible Preferred Stock, forfeit the shares of Common Stock into which the Convertible Preferred Stock is converted and Transfer such shares of Common Stock to Witco. If the Change in Control Price is greater than $55 5/8 (and at least $10 greater than the Stock Price on the date of grant) but less than $75 5/8, then the number of shares of Common Stock to be forfeited and Transferred to the Company shall be 5% of the shares of Common Stock for each whole dollar that $75 5/8 exceeds the Change in Control Price. For purposes of this Section 10(b), if the consideration paid for Common Stock in a Change in Control includes amounts other than cash, the Change in Control Price shall be determined by valuing at fair market value (as determined by the Board, whose determination shall be conclusive) the stock or other property provided as consideration. Each subscription agreement evidencing a Stock Grant will provide that if, following a Change of Control, either of the Targets is achieved in the same year as that in which the Change of Control occurred, the Company shall pay, within 90 days following the end of such year, to any holder of Convertible Preferred Stock immediately prior to the Change of Control an amount of cash equal to the difference, if any, between (A) the product of (i) the Change of Control Price multiplied by (ii) the number of shares of Common Stock, if any, received by such holder as a result of the Change of Control, and (B) the product of (i) ten times the number of shares of Convertible Preferred Stock owned immediately prior to the Change of Control multiplied by (ii) the Change of Control Price.

SECTION 11. AMENDMENT, TERMINATION, TERM

     (a) Amendment; Termination. The Board may at any time terminate the Plan or make such amendments thereto as it shall deem advisable and in the best interests of the Company; provided, however, that no such amendment shall, without the consent of the individual to whom any Stock Grant shall have been granted, adversely affect or impair the rights of such individual under such Stock Grant, and provided, further, that unless the shareholders of Witco shall have first approved thereof, no amendment of the Plan shall be effective if such amendment would change the Target (except as provided in Section 12(c)), increase the number of shares of Convertible Preferred Stock that could be granted under the Plan or for which shareholder approval is required in order for amounts realized under this Plan to qualify as 'performance-based compensation' under Code Section 162(m)(4)(C). Notwithstanding anything in this Section to the contrary, the Committee may provide for the forfeiture of Convertible Preferred Stock and the transfer to Witco of such Convertible Preferred Stock if it determines, in its complete discretion, that a Participant has engaged in activity that is contrary to the interests of the Company.

     (b) Term. No Stock Grants shall be made under this Plan on or after the fifth anniversary of the Effective Date.

SECTION 12. MISCELLANEOUS

     (a) Continued Employment/Participation Not Guaranteed. Nothing contained in this Plan shall confer upon any Participant or Eligible Employee the right to continuation of his or her employment with the Company (or interfere with the Company's right to terminate such employment). Nothing contained in this Plan shall confer upon any Participant or Eligible Employee the right to receive a Stock Grant under this Plan.

     (b) Withholding. Applicable law may require the withholding of taxes from the income or gains resulting from the Stock Grants or the subsequent conversion and lapsing of restrictions of shares of Convertible Preferred Stock subject to such grants. The Company may, in its discretion, require a Participant to pay to the Company the amount to be withheld, or make other arrangements at the time of delivery or exercise or thereafter. To the extent permitted by the Committee, a Participant may elect to discharge his or her withholding obligations through
(i) the payment of cash or authorization of the Company to withhold cash that is otherwise payable to the Participant, (ii) delivery of shares of Common Stock having a fair market value equal to the amount to be withheld, or (iii) any combination of the above.

     (c) Certain Adjustments. Appropriate adjustments to the Target and the number of shares of Common Stock into which the Convertible Preferred Stock may convert shall be made upon any stock dividends, splits, combinations, recapitalizations or other adjustment in the number of outstanding shares of Common Stock as provided in the Certificate of Designations attached hereto as Appendix A.

     (d) Funding; Expenses. This Plan shall be unfunded. Shares of Convertible Preferred Stock (and other amounts payable hereunder) shall be furnished using the general assets of the Company (or a trust or trusts established by the Company to meet its obligations hereunder which shall not be subject to the claims of Participants) and Participants shall be general unsecured creditors of the Company. No Participant shall have any right, title, claim or interest in or with respect to any specific assets of the Company in connection with his or her participation in this Plan. All of the expenses of the Plan shall be borne by the Company.

     (e) Governing Law; Interpretation. This Plan shall be governed by the laws of the State of Delaware to the extent not preempted by Federal law. This Plan is intended to be administered with respect to persons covered by Section 16 of the Exchange Act in accordance with Rule 16b-3 and the rights of all such individuals shall be construed in accordance with such provision. Awards are intended to be treated as 'performance-based compensation' within the meaning of Code Section 162(m)(4)(C), and all rights of the Participants shall be construed in accordance with such provision.

                                                         APPENDIX A TO EXHIBIT A

                               WITCO CORPORATION
                    CERTIFICATE OF DESIGNATIONS, RIGHTS AND
                      PREFERENCES OF SERIES B CONVERTIBLE
                      PREFERRED STOCK OF WITCO CORPORATION

     I, Dustan E. McCoy, Senior Vice President, General Counsel and Corporate Secretary of Witco Corporation, a Delaware corporation (hereinafter called the 'Company'), pursuant to the provisions of Section 151 of the General Corporation Law of the State of Delaware, do hereby make this Certificate of Designations and do hereby state and certify that pursuant to the authority expressly vested in the Board of Directors of the Company (the 'Board') by the Restated Certificate of Incorporation of the Company, the Board on March 4, 1997 duly adopted the following resolutions:

          RESOLVED, that, pursuant to Article IV of the Company's Restated Certificate of Incorporation (which authorizes 8,300,000 shares of Series Preferred Stock, no par value per share (the 'Preferred Stock'), of which 6,476 shares of Preferred Stock are currently issued and outstanding), the Board of Directors hereby creates a series of Preferred Stock, no par value per share, designated as Series B Convertible Preferred Stock;

          RESOLVED, that each share of Series B Convertible Preferred Stock shall rank equally in all respects and shall be subject to the following provisions;

          RESOLVED, that the Board hereby fixes the designation and amount and the voting powers, preferences and relative, participating, optional, and other special rights, and qualifications, limitations, and restrictions of such Series B Convertible Preferred Stock as follows:

             1. Designation and Amount. The shares of such series shall be designated as 'Series B Convertible Preferred Stock' (the 'Series B Preferred Stock') and the number of whole shares constituting such series shall be 200,000.

             2. Dividends. The holders of Series B Preferred Stock shall not be entitled to receive dividends.

             3. Preference on Liquidation, etc.

             (a) In the event of any voluntary or involuntary liquidation, dissolution or winding up of the Company, the holders of shares of Series B Preferred Stock shall be entitled to be paid out of the assets of the Company available for distribution to the stockholders, in preference to the holders of, and before any payment, declaration and setting apart for payment or distribution of any amount to be paid in respect of any shares of Common Stock or any share of any other class or series of preferred stock ranking junior to the Series B Preferred Stock with respect to the payment of dividends or distribution of assets on liquidation, dissolution or winding up of the Company, an amount equal to $.01 per share held by them.

             (b) If upon any liquidation, dissolution or winding up of the Company, the assets to be distributed among the holders of Series B Preferred Stock shall be insufficient to permit the payment to such shareholders the full aforesaid amounts, then the entire assets of the Company to be distributed among the holders of Series B Preferred Stock shall be distributed ratably among the holders thereof, based on the amount of shares of Series B Preferred Stock held by each holder.

             (c) After payment in full of amounts to which the holders of Series B Preferred Stock are entitled, such holders will not be entitled, as holders, to any further participation in any distribution of assets of the Company.

             (d) Neither the merger nor consolidation of the Company into or with another corporation nor the merger or consolidation of any other corporation into or with the Company, nor the sale, lease or conveyance of all or part of the Company's assets, shall be deemed to be a liquidation, dissolution or winding up of the Company within the meaning of this paragraph 3.

             4. Retirement of Shares.

             (a) On or before March 4, 2002, shares of Series B Preferred Stock which have been canceled as provided herein or reacquired in any manner by the Company shall have the status of authorized and issued shares of Series B Preferred Stock, which may be reissued by the Company.

             (b) On or after March 5, 2002 (the 'Retirement Date'), any shares of Series B Preferred Stock which have been issued, and not converted as provided in paragraph 6 below, shall be deemed canceled and such shares shall be retired and not reissued and shall resume the status of authorized but unissued and non-designated shares of Preferred Stock of the Company.

             5. Voting. Except as required by law and except for any voting by the holders of Series B Preferred Stock as part of a separate class or series pursuant to any provision of the Restated Certificate of Incorporation of the Company, outstanding shares of Series B Preferred Stock shall not be entitled to vote on any matter submitted to a vote of shareholders.

             6. Conversion.

             (a) Each share of Series B Preferred Stock that is issued and outstanding and has not been canceled pursuant to paragraph 4(b), shall automatically convert into 10 shares of the Company's common stock, $5.00 par value per share ('Common Stock') and each such share shall cease to be outstanding on the earlier to occur of the following dates (the 'Conversion Date'):

                (i) the date a committee of the Board comprised of at least two or more outside directors (within the meaning of Code Section 162(m)(4)(C)) all of whom are 'non-employee' directors (within the meaning of Rule 16(b)(3) promulgated by the SEC) (the 'Committee') certifies that either of the following targets (each of which is hereinafter individually referred to as a 'Target', and both of which are hereinafter collectively referred to as the 'Targets') has occurred: (A) the Stock Price of the Common Stock has remained at or above $75 5/8 for a period of ten (10) consecutive Trading Days; or
           (B) the Earnings per Share of the Company at the end of any year is at least $4.50; or

                (ii) on the date a Change of Control has occurred.

             (b) On or after the Conversion Date each holder of a share or shares of Series B Preferred Stock shall deliver the certificate or certificates therefor to the principal office of any transfer agent for Common Stock as directed by the Company. The Company shall make such arrangements as it deems appropriate for the issuance of certificates representing shares of the Common Stock in exchange for and contingent upon surrender of certificates representing the shares of Series B Preferred Stock accompanied by instruments of transfer in form satisfactory to the Company and to any conversion agent, duly executed by the registered holder or his duly authorized attorney, and transfer taxes, stamps or funds therefor or evidence of payment thereof if required pursuant to paragraph 6(d) hereof. The Company shall give the holders of the shares of Series B Preferred Stock such notice as the Company deems appropriate and upon such surrender such holders shall be treated for all purposes as the record holder or holders of such shares of Common Stock upon the Conversion Date.

             (c) No fractional shares of Common Stock or scrip representing fractional shares shall be issued upon conversion of shares of Series B Preferred Stock. If more than one share of Series B Preferred Stock shall be surrendered for conversion at one time by the same holder, the number of full shares of Common Stock which shall be issuable upon conversion thereof shall be computed on the basis of the aggregate number of shares of Series B Preferred Stock so surrendered. Instead of issuing any fractional shares of Common Stock which would otherwise be issuable upon conversion of any shares of Series B Preferred Stock, the number of shares of Common Stock issuable by the Company upon such conversion shall be rounded to the nearest full share.

             (d) The Company shall pay any documentary, stamp or similar issue or transfer tax due on the issue of Common Stock upon the conversion; provided, however, that the holder of Series B Preferred Stock shall pay to the Company the amount of any tax which is due (or shall establish to the satisfaction of the Company payment thereof) if the shares are to be issued in a name other than the name of such holder.

             (e) The Company shall reserve and at all times shall have reserved out of its authorized but unissued shares of Common Stock enough shares of Common Stock to permit the conversion of the then outstanding shares of Series B Preferred Stock. All shares of Common Stock which may be issued upon conversion of shares of Series B Preferred Stock shall be, when so issued, validly issued, fully paid and nonassessable. In order that the Company may issue shares of Common Stock upon conversion of shares of Series B Preferred Stock, the Company shall endeavor to comply with all applicable Federal and state securities laws.

             (f) The conversion rate and each Target in effect at any time shall each be subject to adjustment from time to time as follows:

                (i) If the Company shall, at any time or from time to time while any of the Series B Preferred Stock is outstanding, (A) pay a dividend in shares of capital stock to holders of Common Stock, (B) make a distribution in shares of capital stock to holders of Common Stock, (C) subdivide or split the outstanding shares of Common Stock into a greater number of shares of Common Stock, or (D) combine the outstanding shares of Common Stock into a smaller number of shares of Common Stock, then, and in any such case, (any of the cases (A) through (D) of this paragraph 6(f)(i) are hereinafter collectively referred to as the 'Stock Number Change'), the number of shares of Common Stock into which a holder may convert his or her Series B Preferred Stock in effect immediately prior to such action shall be adjusted so that the holder of any shares of Series B Preferred Stock thereafter shall be entitled to receive upon conversion the number of shares of Common Stock or other capital stock that such holder would have owned or been entitled to receive immediately following such action had such shares of Series B Preferred Stock been converted immediately prior thereto. An adjustment made pursuant to this paragraph

           6(f)(i)  or   paragraph  6(f)(ii)   below  shall   become   effective
           immediately after the effective date of any Stock Number Change. Such adjustments shall be made successively.

                (ii) If the Company shall, at any time or from time to time while any of the Series B Preferred Stock is outstanding, accomplish a Stock Number Change, the Targets shall be adjusted so that the Targets shall be equal to a number determined by multiplying (A) each Target in effect immediately prior to the effective date of the Stock Number Change by (B) a fraction (1) the numerator of which is the number of shares Common Stock outstanding immediately prior to the effective date of the Stock Number Change and (2) the denominator of which is the number of shares of Common Stock outstanding immediately after the effective date of the Stock Number Change;

                (iii) If the Company shall, at any time or from time to time while any of the Series B Preferred Stock is outstanding, issue Common Stock at a value or price per share which is less than the average Stock Price of the Common Stock for the ten (10) consecutive Trading Days immediately preceding the date of issuance of such Common Stock (hereinafter referred to as a 'Below Market Issuance') then, and in any such case, the number of shares of Common Stock into which a holder may convert his or her Series B Preferred Stock immediately prior to such action shall be adjusted so that such number shall be equal to a number determined by multiplying (A) the number of shares of Common Stock into which such shares of Series B Preferred Stock was convertible immediately prior to such issuance by
           (B) a fraction (1) the numerator of which shall be the number of shares of Common Stock outstanding immediately prior to such issuance plus the number of such additional shares of Common Stock issued and
           (2) the denominator of which shall be the number of shares of Common Stock outstanding immediately prior to such issuance plus the number of such additional shares of Common Stock which the aggregate price of the issued shares of Common Stock would purchase at the average Stock Price of the Common Stock for the ten (10) consecutive Trading Days immediately preceding the date of the Below Market Issuance. Such adjustment shall become effective immediately after the date of the Below Market Issuance;

                (iv) If the Company shall, at any time or from time to time while any of the Series B Preferred Stock is outstanding, make a Below Market Issuance, then, and in any such case, the Targets shall be adjusted so that the Targets shall be equal to a number determined by multiplying (A) each Target in effect immediately prior to such Below Market Issuance by (B) a fraction (1) the numerator of which shall be the number of shares of Common Stock outstanding immediately prior to such issuance plus the number of such additional shares of Common Stock which the aggregate price of the issued shares of Common Stock would purchase at the average Stock Price of the Common Stock for the ten (10) consecutive Trading Days immediately preceding the date of the Below Market Issuance and (2) the denominator of which shall be number of shares of Common Stock outstanding immediately prior to such issuance plus the number of such additional shares of Common Stock issued. Such adjustment shall become effective immediately after the date of the Below Market Issuance;

                (v) If, at any time or from time to time while any of the Series B Preferred Stock is outstanding, any of the following shall occur, namely: (A) any reclassification or change of outstanding shares of Common Stock issuable upon conversion of shares of Series B

           Preferred Stock (other than a change in par value, or from par value to no par value, or from no par value to par value, or as a result of a subdivision or combination), or (B) any consolidation or merger to which the Company is a party that does not constitute a Change of Control, then the Company, or such successor or purchasing corporation, as the case may be, shall, as a condition precedent to such reclassification, change, consolidation or merger, provide in its certificate of incorporation or other charter document (1) that each share of Series B Preferred Stock then outstanding shall be convertible immediately after such transaction into the kind and amount of securities, cash or other property receivable upon consummation of such transaction by a holder of the number of shares of Common Stock into which such shares of Series B Preferred Stock would have been converted if the Conversion Date were immediately prior to consummation of such reclassification, change, consolidation or merger and (2) that the Targets shall be appropriately adjusted to be as nearly equal as possible following such reclassification, change, consolidation, merger to the Targets as in effect immediately prior to such reclassification, change, consolidation or merger. Such certificate of incorporation or other charter document shall provide for adjustments which shall be as nearly equivalent as may be practicable to the adjustments provided for in this paragraph 6. If, in the case of any such consolidation or merger, the stock or other securities and property (including cash) receivable thereupon by a holder of Common Stock includes shares of capital stock or other securities and property of a corporation other than the successor or purchasing corporation, as the case may be, in such consolidation or merger, then the certificate of incorporation or other charter document of such other corporation shall contain such additional provisions to protect the interests of the holders of shares of Series B Preferred Stock as shall be necessary by reason of the foregoing. The provision of this paragraph 6(f)(v) shall similarly apply to successive consolidations or mergers;

                (vi) If the Company shall, at any time or from time to time while any of the Series B Preferred Stock is outstanding, issue rights or warrants to all holders of shares of its Common Stock entitling them (for a period expiring within 45 days after the record date for such issuance) to subscribe for or purchase shares of Common Stock at a price per share less than the average Stock Price of the Common Stock for the ten (10) consecutive Trading Days immediately preceding such record date (hereinafter referred to as a 'Below Market Rights Issuance'), then, and in any such case, the number of shares of Common Stock into which a holder may convert his or her Series B Preferred Stock shall be adjusted so that such number shall be equal to a number determined by multiplying (A) the number of shares of Common Stock into which such shares of Series B Preferred Stock was convertible immediately prior to such issuance by (B) a fraction (1) the numerator of which shall be the number of shares of Common Stock outstanding immediately prior to such issuance plus the number of additional shares of Common Stock offered for subscription or purchase pursuant to such rights or warrants and (2) the denominator of which shall be the number of shares of Common Stock outstanding immediately prior to such issuance plus the number of additional shares which the aggregate offering price of the total number of shares of Common Stock so offered for subscription or purchase pursuant to such rights or warrants would purchase at the average Stock Price of the Common Stock for the ten (10) consecutive Trading Days immediately preceding such record date for the Below Market Rights Issuance. Such adjustment shall become effective retroactively immediately after the record date of the Below Market Rights Issuance;

                (vii) If the Company shall make a Below Market Rights Issuance, at any time or from time to time while any of the Series B Preferred Stock is outstanding, then, and in any such case, the Targets shall be adjusted so that the Targets shall be equal to a number determined by multiplying (A) each Target in effect immediately prior to such Below Market Rights Issuance by (B) a fraction (1) the numerator of which shall be the number of shares of Common Stock outstanding immediately prior to such issuance plus the number of additional shares which the aggregate offering price of the total number of shares of Common Stock so offered for subscription or purchase pursuant to such rights or warrants would purchase at the average Stock Price of the Common Stock for the ten (10) consecutive Trading Days immediately preceding such record date for the Below Market Rights Issuance and (2) the denominator of which shall be the number of shares of Common Stock outstanding immediately prior to such issuance plus the number of additional shares of Common Stock offered for subscription or purchase pursuant to such rights or warrants. Such adjustment shall become effective retroactively immediately after the record date of the Below Market Rights Issuance;

                (viii) If the Company shall, at any time or from time to time while any of the Series B Preferred Stock is outstanding, distribute to all holders of shares of its Common Stock cash, evidences of its indebtedness, securities or assets (excluding (i) regularly scheduled cash dividends, if any, in amounts determined from time to time by the Board or (ii) dividends payable in shares of capital stock for which adjustment is made under paragraph 6(f)(i)) or rights or warrants to subscribe for or purchase securities of the Company (excluding those referred to in paragraph 6(f)(vi)) (an 'Extraordinary Distribution'), then, unless such Extraordinary Distribution is made to each holder of share of Series B Preferred Stock on a pro rata basis with the shares of Common Stock based on the number of shares of Common Stock into which a holder may convert his or her Series B Preferred Stock on the record date for the determination of the stockholders entitled to received such Extraordinary Distribution, in any such case, the number of shares of Common Stock into which a holder may convert his or her Series B Preferred Stock shall be adjusted so that such number shall be equal to a number determined by multiplying (A) the number of shares of Common Stock into which such shares of Series B Preferred Stock was convertible immediately prior to such Extraordinary Distribution by
           (B) a fraction (1) the numerator of which shall be the average Stock Price of the Common Stock for the ten (10) consecutive Trading Days immediately preceding the record date for the Extraordinary Distribution and (2) the denominator of which shall be such average Stock Price of the Common Stock for the ten (10) consecutive Trading Days immediately preceding such record date less the then fair market value (as determined by the Board, whose determination shall be conclusive) of the portion of the cash or assets or evidences of indebtedness or securities so distributed or of such subscription rights or warrants applicable to one share of Common Stock (provided that such denominator shall never be less than 1.0). Such adjustment shall be made whenever any such Extraordinary Distribution is made and shall become effective retroactively immediately after the record date of the Extraordinary Distribution;

                (ix) If the Company shall, at any time or from time to time while any of the Series B Preferred Stock is outstanding, make an Extraordinary Distribution, then, unless such Extraordinary Distribution is made to each holder of share of Series B Preferred Stock on a pro rata basis with the shares of Common Stock based on the number of shares of Common Stock into which a holder may convert his or her Series B Preferred Stock on the record date for the determination of the stockholders entitled to receive such Extraordinary Distribution, in any such case, each Target shall be adjusted so that the Targets shall be equal to a number determined by multiplying (A) each Target in effect immediately prior to such Extraordinary Distribution by (B) a fraction (1) the numerator of which shall be the average Stock Price of the Common Stock for the ten (10) consecutive Trading Days immediately preceding the record date for such Extraordinary Distribution less the then fair market value (as determined by the Board, whose determination shall be conclusive) of the portion of the cash or assets or evidences of indebtedness or securities so distributed or of such subscription rights or warrants applicable to one share of Common Stock (provided that such numerator shall never be less than 1.0) and (2) the denominator of which shall be such average Stock Price of the Common Stock for the ten (10) consecutive Trading Days immediately preceding the record date for the Extraordinary Distribution. Such adjustment shall be made whenever any such Extraordinary Distribution is made and shall become effective retroactively immediately after the record date of the Extraordinary Distribution.

          (g) No adjustment in the conversion rate or the Targets shall be required until cumulative adjustments result in a concomitant change of 1% or more of the conversion rate or Targets as existed prior to the last adjustment of the conversion rate of Targets. All calculations under this paragraph 6 shall be made to the nearest cent or to the nearest one-hundredth of a share, as the case may be. No adjustment to the conversion rate or Targets shall be made for dividends or interest. No adjustment shall be made (i) for rights to purchase Common Stock pursuant to a plan of the Company for reinvestment of dividends or interest, or (ii) with respect to shares of Common Stock, or rights or options to purchase Common Stock, that are issued, sold, distributed or granted to the Company's employees or officers pursuant to any compensation plan or similar plan or arrangement.

          (h) Whenever the conversion rate or the Targets are adjusted, the Company shall promptly mail to all holders of record of shares of Series B Preferred Stock a notice of the adjustment.

          7. Rights in the Event of an Offer. Notwithstanding anything herein to the contrary, in the event of an Offer each holder of share of Series B Preferred Stock shall have the right, exercisable by written notice delivered to the Company's Secretary prior to the consummation of any Offer, upon consummation of the Offer, to either (i) permit the conversion of the Series B Preferred Stock in accordance with paragraph 6 above, or
     (ii) so long as the cash or other value received upon consummation of the Offer exceeds $55 5/8 per share of Common Stock and is at least $10 per share greater than the Stock Price on the date such person became a holder of Series B Preferred Stock, surrender such share to the Company at any time after the Offer is consummated in exchange for an amount of cash equal to the product of (A) ten times the number of shares of Series B Preferred Stock owned by the holder reduced by 5% for each whole dollar the cash or other value paid per share of Common Stock upon consummation of the Offer is less than $75 5/8, multiplied by (B) the amount of cash or other value paid per share of Common Stock upon consummation of the Offer. In the event a holder of Series B Preferred Stock elects as provided in paragraph 7(ii), upon the making of such payment each of share of Series B Preferred Stock owned by that holder shall be deemed canceled and such shares shall be retired and not reissued, and shall resume the status of authorized but unissued and non-designated shares of Preferred Stock of the Company; provided, however, if, following consummation of the Offer, either Target is achieved in the same year as that in which the Offer was consummated, the Company shall pay, within 90 days following the end of such year, to any holder of Series B Preferred Stock who elected as provided in paragraph 7(ii), an amount of cash equal to the difference, if any, in the amount of cash paid to such holder pursuant to paragraph 7(ii) and the product of (A) ten times the number of shares of Series B Preferred Stock owned immediately prior to making such election, multiplied by (B) the amount of cash or other value paid per share of Common Stock upon consummation of the Offer.

          8. No Other Rights. Except as may otherwise be required by law, the shares of Series B Preferred Stock shall not have any preference or relative, participating, optional or other special rights other than those specifically set forth in this resolution (as such resolution may be amended from time to time) and in the Restated Certificate of Incorporation of the Company.

          9. General Provisions.

          (a) The headings of the paragraphs, subparagraphs, clauses and subclauses of this Certificate of Designations are for convenience of reference only and shall not define, limit or affect any of the provisions hereof.

          (b) The following terms (except as otherwise expressly provided or unless the context clearly otherwise requires) for all purposes of this Certificate of Designations shall have the meanings specified below:

             'Act' means the Securities Act of 1933, as amended from time to time.

             'Affiliate' shall mean a company which holds, directly or indirectly, or 51% of the stock of the Company or an affiliate, or 51% of the stock of which is held, directly or indirectly, by the Company, as determined by the Committee.

             'Change in Control' shall be deemed to have occurred if:

                (i) any 'person' as such term is defined in Section 3(a)(9) and 13(d)(3) of the Exchange Act other than an Affiliate or any employee benefit plan sponsored by the Company or an Affiliate becomes a 'beneficial owner', as such term is used in Rule 13d-3 promulgated under the Exchange Act, of 20% or more of the 'Voting Stock' (which means the capital stock of any class or classes of the Company having general voting power under ordinary circumstances, in the absence of contingencies, to elect the directors of such corporation) of the Company.

                (ii) 33 1/3% of the Board consists of individuals other than the members of the Board on January 1, 1997 (the 'Incumbent Directors'); provided, however, that any person becoming a director subsequent to such date whose election or nomination for election was approved by two-thirds (but in no event less than two) of the directors who at the time of such election or nomination comprise the Incumbent Directors (other than an election or nomination for an individual whose initial assumption for office is in connection with an actual or threatened election contest relating to the election of the Directors of the Company, which is or would be subject to Rule 14a-11 of Regulation 14A promulgated under the Exchange Act) shall, for purposes of this Plan be considered an Incumbent Director;

                (iii) the Company adopts any plan of liquidation providing for the distribution of all or substantially all of its assets;

                (iv) the Company combines with another company (whether or not the Corporation is the surviving corporation) and, immediately after the combination, the shareholders of the Company immediately prior to the combination (other than shareholders who, immediately prior to the combination, were 'affiliates' of such other company, within the meaning of Rule 12b-2 promulgated under the Exchange Act) do not beneficially own, directly or indirectly, more than 20% of the Voting Stock of the combined company (or any company owning 100% of the stock of the combined company); or

                (v)  any  sale,  lease,  exchange,  or  other  transfer  (in one
           transaction  or  a  series  of  related  transactions)  of  all,   or
           substantially all, the assets of the Company occurs.

             'Code' shall mean the United States Internal Revenue Code of 1986, as amended.

             'Earnings per Share'  shall mean, as  of the end  of any year,  Net
        Earnings   divided  by  the  weighted   average  number  of  issued  and
        outstanding shares of Common Stock.

             'Exchange Act' shall mean the Securities Exchange Act of 1934, as amended.

             'Net Earnings' shall mean, as of the end of any year the Company's net income as reported on the Company's financial statements, determined before taking into account any nonrecurring items.

             'Offer' shall mean the commencement of an exchange or tender offer for outstanding Common Stock, if, upon consummation of such exchange or tender offer, the offeror would become the beneficial owner of 20% or more of the voting stock of the Company.

             'Outstanding', when used with reference to shares of stock, means issued shares, excluding shares held by the Company or any of its subsidiaries.

             'Person' as used herein means any corporation, partnership, trust, organization, association, other entity or individual.

             'SEC' means the Securities and Exchange Commission.

             'Stock Price' shall mean the closing price of a share of Common Stock on the New York Stock Exchange on the applicable valuation date or, if no trade of the Common Stock shall have been made on that day, the next preceding day on which there was a trade of Common Stock.

             'Trading Day' shall mean a day on which shares are traded on the New York Stock Exchange.

                                                                       EXHIBIT B

                               WITCO CORPORATION
                           1997 STOCK INCENTIVE PLAN

SECTION 1. ESTABLISHMENT

     Witco Corporation hereby establishes the Witco Corporation 1997 Stock Incentive Plan.

SECTION 2. PURPOSE

     The purpose of this Witco Corporation 1997 Stock Incentive Plan is to promote the interests of Witco Corporation and its shareholders by (a) providing selected officers and employees of Witco Corporation and its subsidiaries and affiliates (the 'Company') with incentives to devote their best efforts to the Company and its economic performance by aligning employees' interests with the interests of the Company's shareholders; (b) providing an attractive compensation vehicle to attract and retain qualified individuals in the Company's employ; and (c) encouraging employees to own Common Stock.

SECTION 3. DEFINITIONS

     (a) 'Affiliate' shall mean a company which holds, directly or indirectly, 51% of the stock of the Company or an affiliate, or 51% of the stock of which is held, directly or indirectly, by the Company, as determined by the Committee.

     (b) 'Agreement' shall mean a written agreement setting forth the terms of an Award.

     (c) 'Award' shall mean a grant of Options, Stock Appreciation Rights, Restricted Stock, Merit Award, Performance Award, distributions under other compensation programs or Other Stock Based Award made under the Plan.

     (d) 'Board' shall mean the Board of Directors of Witco.

     (e) 'Cause' shall mean (i) for Participants who also participate in the Witco Corporation Long Term Incentive Plan, 'cause' as defined in that plan;
(ii) for all other Participants (A) misconduct in the performance of duties with the Company; (B) the failure (other than due to Disability) to substantially perform the duties of one's job; (C) engaging in illegal conduct (other than any misdemeanor, traffic violation or similar misconduct) in connection with the performance of duties for the Company; or (D) commission of a felony. In the case of a termination for 'cause' under clause (ii), the determination of the Committee as to whether 'cause' exists shall be final and binding.

     (f) 'Change in Control' shall be deemed to have occurred if:

          (i) any 'person' as such term is defined in Sections 3(a)(9) and 13(d)(3) of the Exchange Act other than an Affiliate or any employee benefit plan sponsored by Witco or an Affiliate becomes a 'beneficial owner', as such term is used in Rule 13d-3 promulgated under the Exchange Act, of 20% or more of the 'Voting Stock' (which means the capital stock of any class or classes of Witco having general voting power under ordinary circumstances, in the absence of contingencies, to elect the directors of such corporation) of Witco;

          (ii) 33 1/3% of the Board consists of individuals other than the members of the Board on January 1, 1997 (the 'Incumbent Directors'); provided, however, that any person becoming a director subsequent to such date whose election or nomination for election was approved by two-thirds (but in no event less than two) of the directors who at the time of such election or nomination comprise the Incumbent Directors (other than an election or nomination of an individual whose initial assumption of office is in connection with an actual or threatened election contest relating to the election of the Incumbent Directors of Witco, which is or would be subject to Rule 14a-11 of Regulation 14A promulgated under the Exchange
     Act) shall, for purposes of this Plan be considered an Incumbent Director;

          (iii)  Witco  adopts  any  plan  of  liquidation  providing  for   the
     distribution of all or substantially all of its assets;

          (iv) Witco combines with another company (whether or not Witco is the surviving corporation) and, immediately after the combination, the shareholders of Witco immediately prior to the combination (other than shareholders who, immediately prior to the combination, were 'affiliates' of such other company (as such term is defined in Rule 12b-2 of the Exchange Act) do not beneficially own, directly or indirectly, more than 20% of the Voting Stock of the combined company (or any company owning 100% of the stock of the combined company); or

          (v) any sale, lease, exchange, or other transfer (in one transaction or a series of related transactions) of all, or substantially all, the assets of Witco occurs.

     (g) 'Code' shall mean the United States Internal Revenue Code of 1986, as amended.

     (h) 'Committee' shall mean a committee of the Board comprised of at least two or more outside directors (within the meaning of Code Section 162(m)(4)(C)) all of whom are 'non-employee directors' (within the meaning of Rule 16b-3 promulgated under the Exchange Act).

     (i) 'Common Stock' shall mean the common stock of Witco, par value $5 per share.

     (j) 'Company' shall mean Witco Corporation and its subsidiaries and Affiliates.

     (k) 'Disability' shall mean a total disability as a result of a physical or mental injury or disease which (i) prevents the Participant from substantially performing the duties of his or her employment for the Company, (ii) shall have continued for a period of at least six consecutive months and is reasonably likely to be permanent and continuous, (iii) was not contracted, suffered or incurred while the Participant was engaged in, and did not result from the Participant having committed, a criminal activity, (iv) did not result from an intentionally self-inflicted injury, and (v) is certified by the Committee as meeting (i) through (iv).

     (l) 'Employee' shall mean an employee of the Company.

     (m) 'Exchange Act' shall mean the Securities Exchange Act of 1934, as amended.

     (n) 'Fair Market Value' shall mean the closing price of a share of Common Stock on the New York Stock Exchange on the applicable valuation date (or, if the Common Stock is not then traded on the New York Stock Exchange, the closing price reported on the principal market (as determined by the Committee)) or, if no trade of the Common Stock shall have been made on that day, the next preceding day on which there was a trade of Common Stock; provided, however, that if the Common Stock has not been traded for ten trading days or if there ceases to be a principal market for the Common Stock, the 'Fair Market Value' of such Common Stock shall be determined by the Committee in its reasonable discretion and in good faith, and in the case of an Incentive Stock Option, in accordance with Section 422 of the Code.

     (o) 'Incentive Stock Option' shall mean an Option meeting the requirements of Section 422 of the Code.

     (p) 'Merit Awards' shall mean Common Stock awarded pursuant to Section 11.

     (q) 'Nonqualified Stock Option' shall mean an Option which is not an Incentive Stock Option.

     (r) 'Option' shall mean an Option to purchase shares of Common Stock pursuant to the provisions of this Plan.

     (s) 'Option Price' shall mean the purchase price of one share of Common Stock subject to an Option.

     (t) 'Other Stock Based Awards' shall mean an award of Common Stock or an award that is valued in whole or in part by reference to, or otherwise based on, the Fair Market Value of Common Stock which is made as provided in Section 14.

     (u) 'Participant' shall mean an Employee who has been selected by the Committee to receive an Award under this Plan.

     (v) 'Performance Awards' shall mean  those awards made pursuant to  Section
12.

     (w) 'Performance Goals' shall mean such targets or goals established in writing by the Committee from time to time which are based on one or more of the performance measurements listed on Appendix A.

     (x) 'Performance Period' shall mean the period, designated by the Committee in its discretion, during which Performance Goals shall be measured.

     (y) 'Plan' shall mean this Witco Corporation 1997 Stock Incentive Plan, as amended from time to time.

     (z) 'Restricted Period' shall mean the period designated by the Committee during which Restricted Stock is subject to restrictions on Transfer.

     (aa) 'Restricted Stock' shall mean shares of Common Stock that are subject to restrictions as provided in Section 10.

     (ab) 'Retirement' shall mean termination of employment from the Company (other than due to death, Disability or termination for Cause) on or after the date the Participant attains age 55.

     (ac)  'Stock  Appreciation  Right'  shall mean  those  rights  described in
Section 9.

     (ad) 'Transfer' shall mean the gift, sale, assignment, transfer, pledge, hypothecation or other disposition (whether for or without consideration and whether voluntary, involuntary or by operation of law) of any shares of Common Stock or any interest therein.

     (ae) 'Witco' shall mean Witco Corporation, a Delaware corporation.

SECTION 4. ADMINISTRATION

     The Plan shall be administered by the Committee which shall have full authority to administer the Plan, including, without limitation, the authority and the discretion to interpret and construe any provision of the Plan, to adopt such rules and regulations for administering the Plan as it may deem necessary, to determine the terms of any Award, and to perform all other acts relating to the Plan, including the delegation of such administrative responsibilities as it deems to be reasonable and proper. Decisions of the Committee shall be final and binding on all parties. No member of the Committee shall be liable to any employee or Participant for any action, omission or determination relating to the Plan.

SECTION 5. SHARES AVAILABLE

     Shares of Common Stock available under the Plan may be authorized and unissued shares of Common Stock or authorized and issued shares of Common Stock. The number of authorized and unissued shares of Common Stock available for Awards under this Plan shall be 3,000,000 shares (only 1,000,000 of which may be awarded as Restricted Stock), reduced by the aggregate number of shares which are issued upon Award or that become subject to an outstanding Award. The maximum number of shares of Common Stock that may be awarded to any Participant under this Plan in the aggregate shall be 2,000,000 shares (only 1,000,000 of which may be awarded as Restricted Stock). This limit shall apply to a Participant with respect to grants of Options, Stock Appreciation Rights, Restricted Stock, Performance Awards, Merit Awards, and Other Stock Based Awards, as provided in these sections. To the extent that shares of Common Stock related to outstanding Awards are not issued either because such Awards are forfeited or terminated, these shares shall again become immediately available for Awards.

SECTION 6. EFFECTIVE DATE

     This Plan shall be effective on January 1, 1997, subject to the approval of the Plan prior to January 1, 1998 by the holders of a majority of the shares of Witco present or represented by proxy, and entitled to vote at a regular or special meeting of the shareholders of Witco.

SECTION 7. ELIGIBILITY

     Awards may be granted to any Employee, in the sole discretion of the Committee.

SECTION 8. STOCK OPTIONS

     (a) Option Grant. Subject to the terms of this Section 8, the Committee may grant Incentive Stock Options or Nonqualified Stock Options to any Employee. Each Option granted under the Plan shall be evidenced by an Agreement that designates each Option as an Incentive Stock Option or a Nonqualified Stock Option and contains such terms and conditions as the Committee, in its sole discretion exercised in accordance with the terms of the Plan, determines. Subject to the limitations on shares available contained in Section 5, the maximum number of shares of Common Stock subject to Option that may be awarded to any Participant under this Section 8 is 2,000,000 shares.

     (b) Option Price. The Option Price shall be determined by the Committee but shall be no less than the Fair Market Value of a share of Common Stock on the date of grant.

     (c) Term of Option. Options granted under the Plan shall expire no later than ten (10) years from the date of grant or such earlier date specified by the Committee.

     (d) Exercisability. The Committee shall determine the dates after which Options may be exercised in whole or in part; provided, however, that no Option shall be exercisable prior to the date Witco's shareholders approve the Plan as provided in Section 6 or after the expiration of the term of such Option.
Subject to the preceding sentence, the Committee may amend an Option to accelerate the date after which such Option may be exercised in whole or in part. An Option which has not been exercised on or prior to the date it expires shall be canceled.

     (e) Incentive Stock Options. Notwithstanding anything in Sections 8(a) through 8(d) to the contrary, no Incentive Stock Option shall be granted to any Employee who, at the time the option is granted owns (directly or indirectly within the meaning of Section 424(d) of the Code) more than ten percent of the total combined voting power of all classes of stock of Witco or of any 'subsidiary corporation' (as defined in Section 424(f) of the Code) or 'parent corporation' (as defined in Section 424(e) of the Code) unless (i) the Option Price under such Option is at least 110% of the Fair Market Value of a share of Common Stock on the date of grant, and (ii) the Option expires no later than the day preceding the fifth anniversary of the date of grant.

     (f) Manner of Exercise and Payment. A Participant shall exercise an Option, in whole or in part, by providing notice of exercise in accordance with the method prescribed by the Committee and paying the Option Price for each share of Common Stock to be purchased under the Option. Payment of the Option Price may be made:

          (i) in cash or by check, bank draft or money order payable to the order of Witco (or other equivalent method acceptable to the Committee) equal to the Option Price for the shares to be exercised, payable in such currency as the Committee determines;

          (ii) through the delivery of Common Stock with an aggregate Fair Market Value on the date of exercise equal to the Option Price for the shares to be purchased;

          (iii) through the withholding of Common Stock issuable upon exercise with an aggregate Fair Market Value equal to the Option Price for the shares to be purchased;

          (iv) through the delivery of irrevocable instructions to a broker to deliver promptly to Witco an amount equal to the Option Price for the shares to purchased; and

          (v) by any combination of the above methods of payment;

provided, however, that the Company shall not be obligated to purchase or accept the surrender in payment of any shares of Common Stock if any such action would be prohibited by applicable law or if the Committee determines that such action is not in the best interests of the Company. The Committee shall determine the method for tendering Common Stock or for delivering irrevocable instructions to a broker and may impose such limitations and prohibitions on the use of Common Stock or irrevocable instructions to a broker to exercise an Option as it deems appropriate.

     (g) Former Incentive Stock Option Holders' Notification Obligation. If a Participant disposes of Common Stock acquired upon the exercise of an Incentive Stock Option either (i) within two years after the date of grant of such Incentive Stock Option, or (ii) within one year after the Common Stock is transferred to the Participant, the Participant shall notify the Corporate Secretary of Witco of such disposition and of the amount realized upon such disposition.

SECTION 9. STOCK APPRECIATION RIGHTS

     (a) Stock Appreciation Right Grant. Subject to the terms of this Section 9, the Committee may grant a Stock Appreciation Right that is (i) independent of an Option, or (ii) granted in conjunction with an Option (or portion thereof). A Stock Appreciation Right granted in conjunction with an Option may be granted at the time the related Option is granted or at any time prior to the exercise or cancellation of the related Option. Subject to the limitations on shares available contained in Section 5, the maximum aggregate number of shares of Common Stock to which Stock Appreciation Right awards to any Participant may relate under this Section 9 is 2,000,000 shares.

     (b) Grant Price. The 'Grant Price' of a Stock Appreciation Right shall  be:
(i) in the case of a Stock Appreciation Right that is granted independent of an Option, no less than the Fair Market Value of a share of Common Stock on the date of grant; or (ii) in the case of Stock Appreciation Right granted in conjunction with an Option, equal to the Option Price.

     (c) Term of Stock Appreciation Right. Stock Appreciation Rights granted under the Plan shall expire no later than ten (10) years from the date of grant or such earlier date specified by the Committee; provided, however, that a Stock Appreciation Right granted in conjunction with an Option shall expire at the same time the Option expires.

     (d) Exercisability. The Committee shall determine the dates after which Stock Appreciation Rights may be exercised in whole or in part; provided, however, that no Stock Appreciation Right shall be exercisable prior to the date Witco's shareholders approve the Plan as provided in Section 6 or after the expiration of the term of such Stock Appreciation Right. Subject to the preceding sentence, the Committee may amend a Stock Appreciation Right to accelerate the date after which such Stock Appreciation Right may be exercised in whole or in part. A Stock Appreciation Right that has not been exercised on or prior to the date it expires shall be canceled. A Stock Appreciation Right that is exercised in conjunction with an Option (or portion thereof) shall not be exercised unless such Option (or portion thereof) is otherwise exercisable, and such a Stock Appreciation Right shall be canceled to the extent the Option to which it relates has been exercised, has expired, or been terminated or canceled.

     (e) Exercise of Stock Appreciation Right. A Participant may exercise a Stock Appreciation Right, in whole or in part, by providing notice of exercise in accordance with the method prescribed by the Committee. Upon the exercise of a Stock Appreciation Right, the Participant shall be entitled to receive from the Company with respect to each share of Common Stock to which such Stock Appreciation Right is exercised an amount in cash or Common Stock equal to the excess of (i) the Fair Market Value of a share of Common Stock on the date of exercise over (ii) the Grant Price of the Stock Appreciation Right. Upon exercise, the Company shall pay such amount in cash and/or Common Stock at the discretion of the Committee. The number of shares of Common Stock, if any, issued as a result of the exercise of a Stock Appreciation Right shall be based on the Fair Market Value of such shares of Common Stock on the date of exercise. Upon the exercise of a Stock Appreciation Right (or portion thereof), granted in conjunction with an Option (or portion thereof), the Option (or portion thereof) to which such Stock Appreciation Right relates shall be deemed in the case of a cash payment to have been canceled and in the case of a payment in Common Stock to have been exercised.

     (f) Limited Stock Appreciation Right. The Committee, may in its sole discretion, grant 'Limited' Stock Appreciation Rights in accordance with this section. A Limited Stock Appreciation Right shall be subject to the same requirements and treated the same as a Stock Appreciation Right except that:

          (i) Limited Stock Appreciation Rights may only be exercised within the 60 day period commencing upon the date of the first public disclosure of a Change in Control;

          (ii) Upon the exercise of a Limited Stock Appreciation Right, the Participant shall be entitled to receive from the Company with respect to each share of Common Stock to which such Limited Stock Appreciation Right relates an amount equal to the greater of (A) the highest price per share of Common Stock paid on or during the 60-day period immediately preceding either the first public disclosure of an event which could, and which in fact does, result in a Change in Control; (B) the highest price per share of Common Stock paid during the 60-day period immediately preceding a Change in Control; and (C) the price per share of Common Stock paid in a tender offer subsequent to a Change in Control. For purposes of this
     Section 9(f), if the consideration paid for the Common Stock includes amounts other than cash, the 'price' per share shall be determined by valuing at fair market value the stock or other property provided as consideration; and

          (iii) If, following a Change in Control (but prior to the time that a 'person' as defined in Section 3(f)(i) has acquired, by purchase, merger or otherwise, 100% of the 'voting stock,' as defined in Section 3(f)(i) of the Company (other than an acquisition by the Company or an Affiliate or any employee benefit plan sponsored by the Company or an Affiliate, as such terms are defined on the date of a Change in Control)), there is a subsequent event which would itself be a Change in Control or a subsequent tender offer (such event, a 'Subsequent Change in Control'), each Participant who exercised their Limited Stock Appreciation Rights during the 60-day period following the Change in Control shall be entitled to an additional payment (the 'Additional Payment') equal to the excess if any, of the amount the Participant would have received from the exercise of the Limited Stock Appreciation had the Subsequent Change in Control been the Change in Control, over the amount actually paid to the Participant upon exercise of the Limited Stock Appreciation Right.

SECTION 10. RESTRICTED STOCK

     (a) Restricted Stock Grant. Subject to the terms of this Section 10, the Committee may grant Restricted Stock, the restrictions on which lapse in accordance with the terms specified by the Committee. In no event shall restrictions lapse prior to approval of this Plan by Witco's shareholders as provided in Section 6. Subject to the preceding sentence, the Committee may amend a Restricted Stock Award to accelerate the date on which restrictions on all or part of such Award will lapse. As a condition to any Award of Restricted Stock, the Committee may require an Employee to pay to the Company a non-refundable amount equal to, or in excess of, the par value of the shares of Restricted Stock awarded. Subject to the limitations on shares available contained in Section 5 the maximum number of shares of Restricted Stock that may be granted to any Participant under this Plan is 1,000,000 shares.

     (b) Restrictions. During the Restricted Period, a Participant may not Transfer any shares of Restricted Stock except, consistent with Section 17(b), as provided in the Agreement under which the Restricted Stock is granted.

     (c) No Other Restrictions. Except as otherwise provided in this Section 10 or in an Agreement in which Restricted Stock is awarded, Participants shall enjoy all other rights of ownership associated with the Restricted Stock, including, without limitation, the right to vote such shares and to receive dividends on these shares.

     (d) Legend. Each certificate of Common Stock issued in connection with a Restricted Stock award under the Plan shall be registered in the name of the Participant to whom the Restricted Stock was awarded, deposited with Witco together with a stock power endorsed in blank, and bear the following or a substantially similar legend:

          THE SECURITIES REPRESENTED BY THIS CERTIFICATE MAY NOT BE GIVEN, SOLD, ASSIGNED, TRANSFERRED, PLEDGED OR OTHERWISE DISPOSED OF (WHETHER FOR OR WITHOUT CONSIDERATION, AND WHETHER VOLUNTARILY, INVOLUNTARILY OR BY OPERATION OF LAW) UNLESS SUCH GIFT, SALE, ASSIGNMENT, TRANSFER, OR OTHER DISPOSITION COMPLIES WITH THE WITCO CORPORATION 1997 STOCK INCENTIVE PLAN AND THE AGREEMENT UNDER WHICH THE SECURITIES WERE ISSUED TO THE PARTICIPANT.

     (e) Revised Certificates. When the restrictions to which the Restricted Stock is subject lapse or are otherwise satisfied, Witco shall deliver to the Participant holding the Restricted Stock a certificate or certificates of Common Stock without the legend referred to in Section 10(d), for the number of shares of Restricted Stock pursuant to which all restrictions have lapsed or been satisfied.

     (f) Restricted Stock Grants in Connection with Stock Ownership Guidelines. From time to time the Committee may establish stock ownership guidelines for certain officers and other Employees. Unless the Committee provides otherwise, for each two shares of Common Stock that each such officer or Employee acquires with his or her own resources (i.e., without resort to the loan program made available to such Employees or arranged for by Witco for the purpose of meeting such guidelines), such officer or Employee shall receive a grant of Restricted Stock, the restrictions on which shall lapse on the third anniversary of the date of grant. Such Restricted Stock Awards shall be made on the first day of the month following presentation of evidence satisfactory to the Committee that the requirements to receive such Award have been satisfied.

SECTION 11. MERIT AWARDS

     The Committee may from time to time make an Award of Common Stock under the Plan to selected Employees for such reasons and in such amounts as the Committee, in its sole discretion, may determine. As a condition to any such Merit Award, the Committee may require an Employee to pay the Company an amount equal to, or in excess of, the par value of the shares of Common Stock awarded. No such Award shall be made prior to the date the Plan is approved by Witco's shareholders as provided in Section 5. The maximum number of shares of Common Stock that may be awarded as Merit Awards pursuant to this Section 11 is 2,000,000 shares.

SECTION 12. PERFORMANCE AWARDS

     (a) Performance Awards. The Committee may from time to time make an Award (which may be a Restricted Stock Award, Merit Award or Other Stock Based Award), the receipt of which, or the vesting of which, depends upon the attainment of certain Performance Goals within a stated Performance Period. There may be more than one Performance Period in existence at any one time, and the duration of the Performance Periods may differ from each other. No Performance Award may be paid prior to the date the Plan is approved by Witco's shareholders as provided in Section 6. Subject to the limitations on shares available contained in
Section 5 the maximum number of shares of Common

Stock with respect to which Performance Awards may be awarded to any Participant under this Section 12 is 2,000,000 shares.

     (b) Granting Performance Awards. Subject to the terms of this Plan, the Committee shall determine within the first 90 days of the Performance Period (or if shorter, within the first quarter of such Performance Period) (i) the Employees who shall be eligible to receive a Performance Award, and (ii) for each such Employee or group of Employees, the Performance Goal and the Award or range of Awards payable upon attainment of such Performance Goals (or a percentage of such Performance Goals).

     (c) Revision of Awards or Goals. The Committee's discretion to revise the Performance Goals and the Awards payable upon attainment of the Performance Goals shall be limited to reducing or eliminating the amount of an Award otherwise payable upon attainment of the Performance Goals. The Committee may adjust Performance Goals and the Awards payable upon attainment of the Performance Goals during the Performance Period to reflect promotions, transfers or other changes in an Employee's employment; provided, however, that no such change shall be effective unless (i) attainment of such Performance Goals is not substantially certain, (ii) the changes made are either consistent with the Performance Goals and Awards established for other Employees in the same or similar position or approved by the Committee following such promotion, transfer, or other change in employment, and are made before the expiration of the first 90 days (or if shorter, the first quarter) of this short Performance Period, and (iii) the changes would not cause the Awards to be other than 'performance-based compensation' within the meaning of Code Section 162(m)(4)(C).

     (d) Determination of Award. Unless the Agreement under which a Performance Award is made provides otherwise, (i) Performance Awards shall be determined within 90 days following the date attainment of Performance Goals can be measured and (ii) Participants shall receive their Performance Awards no later than 30 days after the Awards are determined; provided, however, no amounts shall be distributed as a result of a Performance Award prior to the time that the Committee certifies in writing that the Performance Goals applicable to each such Award have been satisfied or prior to the date Witco's shareholders have approved this Plan.

SECTION 13. OTHER COMPENSATION PROGRAMS

     In the event a compensation program sponsored by the Company provides for a distribution to be made in Common Stock, the Committee may, in its discretion, treat such distributions as having been awarded under this Plan. The number of shares of Common Stock, if any, issued as a result of such a distribution shall be based on the Fair Market Value of such shares of Common Stock on the date prior to the date of distribution.

SECTION 14. OTHER STOCK BASED AWARD

     The Committee may grant Other Stock Based Awards in such form as it shall, in its sole discretion, determine, including without limitation, phantom shares of Common Stock and units representing shares of Common Stock. The Committee shall determine whether Other Stock Based Awards shall be settled in cash, Common Stock, or a combination of both. Subject to the limitations on shares available contained in Section 5, the maximum number of shares of Common Stock with respect to which Other Stock Based Awards may be awarded to any Participant under this Section 14 is 2,000,000 shares.

SECTION 15. EFFECT OF EMPLOYMENT TERMINATION ON AWARDS

     (a) Termination of Employment: General Rule. Unless otherwise provided in an Agreement and except as otherwise provided in this Section 15, upon the termination of employment of a Participant other than for Cause:

     (i) each Option, Stock Appreciation Right, and Other Stock Based Award that is exercisable shall be exercisable for the three-month period following such termination, provided, that no such Award shall be exercisable following the expiration of its term and all such Awards that are not exercisable shall be forfeited and canceled;

     (ii) each share of Restricted Stock (and each Other Stock Based Award that is subject to restrictions), for which restrictions have not lapsed as of the date employment terminates shall be forfeited and canceled; and

     (iii) each Performance Award (and each Other Stock Based Award that requires attainment of Performance Goals) the award or vesting of which depends on the performance of the Company during a Performance Period that has not ended as of the date employment terminates shall be forfeited and canceled.

     (b)  Disability,  Death  or  Retirement.  If  a  Participant's   employment
terminates because of Disability, death, or Retirement:

     (i) each Option, Stock Appreciation Right, and Other Stock Based Award that is exercisable shall be exercisable for the three year period following such termination, provided, that no such Award shall be exercisable following the expiration of its term and all such Awards that are not exercisable shall be forfeited and canceled; and

     (ii) to the extent measurable, the Participant, or in the case of the Participant's death, the Participant's beneficiary shall receive a pro-rata award following the Performance Period in respect of each Performance Award (and each other Other Stock Based Award that requires attainment of Performance Goals) the award or vesting of which depends on the performance of the Company during a Performance Period that has not ended as of the date employment terminates which shall be determined by multiplying the Award by a fraction, the numerator of which shall be the number of full and partial months elapsed in the Performance Period during which the Participant was an Employee and the denominator of which shall be the number of full and partial months elapsed in the Performance Period.

     (c) Termination of Employment for Cause. Upon the termination of employment of a Participant for Cause, the Committee may direct the Participant to forfeit all Awards which have not been exercised. All other Awards which are not exercisable on the date employment terminates, which are restricted or for which the Participant has not satisfied the requirements, shall be forfeited and canceled.

SECTION 16. AMENDMENT, TERMINATION, TERM

     (a) Amendment; Termination. The Board may at any time terminate the Plan or make such amendments thereof as it shall deem advisable and in the best interests of the Company; provided, however, that no such amendment shall, without the consent of the individual to whom any Award shall have been granted, adversely affect or impair the rights of such individual under such Award, and provided, further, that unless the shareholders of Witco shall have first approved thereof, no amendment of the Plan shall be effective if such amendment would increase the number of shares of Common Stock to be issued under the Plan or for which shareholder approval is required in order to satisfy the requirements of Sections 162(m) or 422 of the Code. Notwithstanding anything in this Section to the contrary, the Committee may provide for forfeiture of an Award, if it determines, in its complete discretion that a Participant has engaged in activity that is contrary to the interests of the Company.

     (b) Term. No Awards shall be granted under this Plan after December 31, 2001, but Awards granted prior to or as of such date may extend beyond such date in accordance with the provisions of this Plan.

SECTION 17. MISCELLANEOUS

     (a) Continued Employment/Participation Not Guaranteed. Nothing contained in this Plan shall confer upon any Participant or Employee the right to continuation of his or her employment with the Company (or interfere with the Company's right to terminate such employment) or the right to receive an Award under this Plan.

     (b) Awards May Not Be Transferred. An Employee or Participant's rights under this Plan may not be Transferred in whole or in part except that the following Transfers, if permitted by the Agreement under which an Award is made, shall be permitted under this Plan:

          (i) a Transfer made to the Company (or its assignee);

          (ii) a Transfer, upon the death of the Participant or any Permitted Transferee (as hereinafter defined) or to their respective executors, administrators, testamentary trustees, legatees or beneficiaries (an 'Estate');

          (iii) a Transfer made in compliance with all applicable federal and state securities laws to a Participant's immediate family (which term shall mean the Participant's spouse, children (including adopted children and step children), and their direct lineal descendants) and the Participant's parents, brothers and sisters, or a trust, corporation or partnership, the beneficiaries, stock holders or partners, respectively of which are comprised solely of the Participant's immediate family (any such individual or entity a 'Permitted Transferee'); and

          (iv) a Transfer from a Permitted Transferee back to the Participant;

provided, however, that a Transfer pursuant to this Section shall not be given effect on the books of Witco unless and until the transferee agrees in writing, in form and substance satisfactory to the Committee, to be become bound by the terms of the Plan; provided, further, that an Incentive Stock Option may not, by its terms, be transferable other than by will or the laws of descent and distribution and shall be exercisable, during the Participant's lifetime, only by the Participant.

     (c) Withholding. Applicable law may require the withholding of taxes from the income or gains resulting from an Award. The Company, may in its discretion, require payment to the Company of the amount to be withheld, or make other arrangements (including without limitation, the withholding of Common Stock which would otherwise be delivered as part of or upon exercise of an Award), at the time of delivery or exercise or thereafter. To the extent permitted by the Committee, a Participant may elect to discharge his or her withholding obligations through (i) the payment of cash or authorization of the Company to withhold cash that is otherwise payable to the Participant, (ii) delivery of shares of

Common Stock, or authorization of the Company to withhold shares of Common Stock, having a Fair Market Value equal to the amount to be withheld, or (iii) any combination of the above.

     (d) Certain Adjustments. In the event of a corporate event that affects Common Stock (i.e., a recapitalization, stock split, stock combination, stock reclassification, merger, or similar event), the Committee may make appropriate adjustments including, without limitation adjustments to (i) the number of authorized and unissued shares of Common Stock subject to the Plan, (ii) the maximum number of shares available for grant, and (iii) the number of shares of Common Stock, covered by or available for, or covered by, an Award, such that the stock ownership interest of the Employee shall be maintained as before the occurrence of such event.

     (e) Funding; Expenses. This Plan shall be unfunded. Awards hereunder shall be furnished using the general assets of the Company (or a trust established by the Company to meet its obligations hereunder which shall not be subject to the claims of Participants) and Participants shall be general unsecured creditors of the Company. No Participant shall have any right, title, claim or interest in or with respect to any specific assets of the Company in connection with his or her participation in this Plan. All of the expenses of the Plan shall be borne by the Company.

     (f) Governing Law; Interpretation. This Plan shall be governed by the laws of the State of Delaware to the extent not preempted by federal law. This Plan is intended to be administered with respect to persons covered by Section 16 of the Exchange Act in accordance with Rule 16b-3 and the rights of all such individuals shall be construed in accordance with such provision. Options, Stock Appreciation Rights, Performance Awards, Merit Awards and Other Stock Based Awards granted to officers of the Company in accordance with the requirements of Code Section 162(m) are intended to be treated as 'performance-based compensation' within the meaning of Code Section 162(m)(4)(C), and all rights of the Participants under such Awards shall be construed in accordance with such provision.

                                                         APPENDIX A TO EXHIBIT B
                               WITCO CORPORATION
                        PERFORMANCE MEASUREMENTS FOR THE
                  WITCO CORPORATION 1997 STOCK INCENTIVE PLAN

     1. 'Return on Equity' shall mean, as of any date, a percentage obtained by dividing Net Earnings by Average Equity and multiplying the result by 100. For this purpose 'Average Equity' is defined as the number obtained by adding total shareholders' equity as of the Determination Date and the December 31st preceding the Determination Date (as reported on the Company's financial statements) and dividing by 2.

     2. 'Earnings Per Share' shall mean, as of the end of any year, Net Earnings divided by the weighted average number of issued and outstanding shares of Common Stock.

     3. 'Return on Investment' shall mean, as of the end of any year, the amount determined by dividing Net Earnings less dividends paid during the year by total shareholders' equity.

     4. 'Shareholder Value' shall mean, as of the end of any year, the number determined by applying the following formula:

             Multiply Adjusted Operating Earnings by (1.00 minus the Effective Tax Rate).

             Subtract the result by the sum of the incremental amount of Fixed Capital Investment and Working Capital Investment during the year and add amortization of intangibles.

             Divide the result by the Weighted Average Cost of Capital.

             For this purpose,

             'Adjusted Operating Earnings'  shall mean  the Company's  operating
        income   excluding   interest   income,   interest   expense,   and  all
        non-recurring items, as reported on the Company's financial statements.

             'Effective Tax Rate' shall mean the Company's current tax expense divided by earnings before tax expense, as reported on the Company's financial statements.

             'Fixed  Capital  Investment'  shall  mean  the  Company's   capital
        expenditures less depreciation expense, as reported on the Company's financial statements.

             'Weighted Average Cost of Capital' shall mean the rate determined by adding the Weighted Average Cost of Equity and the Weighted Average Cost of Debt. 'Weighted Average Cost of Equity' shall be determined using the following formula: (Rf + ([B] x Rm)) x (1.00 - Total Debt to Capital Ratio). 'Weighted Average Cost of Debt' shall be determined using the following formula: Total Debt to Capital Ratio x Total Cost of Debt. For purpose of these calculations:

             Rf (risk free rate) = the rate on 30 Year Treasury bills

             Rm (market risk premium) = 4.9%

             [B](Beta) = the [B] for the Company as reported by Bloomberg.

             Total Cost of Debt = weighted average cost of long- and short-term debt.

             'Working Capital Investment' shall mean trade receivables plus inventory minus trade accounts payable, as reported on the Company's financial statements.

     5. 'Average Delinquent Days' shall mean the excess (if any) of Days Sales Outstanding over Best Possible Days Sales Outstanding. For this purpose,

          'Best Possible Days Sales Outstanding' shall mean as of the first day of any month the amount of credit sales which are current (i.e., not delinquent under the terms of a contract or purchase order) for the immediately preceding three month period multiplied by 90, divided by the total sales for the immediately preceding three month period.

          'Days Sales Outstanding' shall mean as of the first day of any month the average amount of credit sales for the immediately preceding three month period multiplied by 90, divided by the total sales for the immediately preceding three month period.

     6. 'Cash Flow from Operations' shall mean, as of the end of any year, Net Earnings before depreciation and other non-cash charges, adjusted by the change from the last day of the previous year in the Company's aggregate current assets and current liabilities.

     7. 'Cost of Goods Sold' shall mean, as of the end of any year, the cost of goods sold plus applicable depreciation and amortization as reported on the Company's financial statements.

     8. 'Current Ratio' shall mean, as of the end of any year, the Company's current assets divided by its current liabilities (each of which is reported on the Company's financial statements).

     9. 'Customer Satisfaction' shall mean, as of any date, a number representing the relative satisfaction of Witco's customers as compared to the number representing the satisfaction of peer companies selected by the Committee prior to the Performance Period, which numbers shall be determined by an independent third-party consultant retained by the Committee to evaluate customer satisfaction for purposes of this Plan using a statistically valid customer satisfaction survey.

     10. 'Dividend Yield' shall mean, as of the end of any year, the percentage of Net Earnings paid to shareholders in cash or stock in that year.

     11. 'EBIT' shall mean, as of the end of any year, Net Earnings before interest and tax expenses.

     12. 'EBIT Margin' a percentage determined by dividing EBIT by Net Sales and multiplying by 100.

     13. 'EBITDA' shall mean, as of the end of any year, Net Earnings before interest, tax, depreciation and amortization expenses.

     14. 'EBITDA Margin' a percentage determined by dividing EBITDA by Net Sales and multiplying by 100.

     15. 'Firm Value' shall mean, as of any date, the sum of total shareholders' equity plus long and short-term debt (as reported on the Company's financial statements).

     16. 'Gross Profit' shall mean, as of the end of any year, Net Sales minus Cost of Goods Sold.

     17. 'Gross Profit Margin' shall mean, as of any date, a percentage determined by dividing Gross Profit by Net Sales and multiplying by 100.

     18. 'Inventory Turnover' shall mean, as of the end of any year, Cost of Goods divided by the average monthly inventory during that year.

     19. 'Long-Term Debt to Total Capital Ratio' shall mean, as of any date, a number determined by dividing the sum of the Company's outstanding long-term debt by the sum of total shareholders' equity and the Company's outstanding short-term and long-term debt.

     20. 'Net Earnings' shall mean, as of the end of any year, the Company's net income as reported on the Company's financial statements, determined before taking into account any nonrecurring items.

     21. 'Net Earnings Margin' shall mean Net Earnings divided by Net Sales, and multiplying by 100.

     22. 'Net Sales' shall mean, as of any date, net sales as reported on the Company's financial statements.

     23. 'Net Working Capital' shall mean current assets minus current liabilities (other than short-term debt), as reported on the Company's financial statements.

     24. 'Operating Cash Flow' shall mean, as of the end of any year, Net Earnings before depreciation and amortization adjusted by the change from the last day of the previous year in Working Capital Investment, after adjusting for the impact of foreign currency translation fluctuations.

     25. 'Operating Costs' shall mean, as of any year, the operating expenses from any business or business unit, as reported on the Company's financial statements, after being adjusted for the effects of foreign currency exchange fluctuations at the exchange rates used by the Company for purposes of forecasting financial results.

     26. 'Operating Earnings' shall mean the operating income from any business or business unit, as reported on the Company's financial statements, after being adjusted for the effects of foreign currency exchange fluctuations at the exchange rates used by the Company for purposes of forecasting financial results but determined before taking into account any nonrecurring items.

     27. 'Operating Earnings Margin' shall mean, as of any date, a percentage determined by dividing Operating Earnings by Net Sales, and multiplying by 100.

     28. 'Price/Book Ratio' shall mean, as of any date, a number determined by dividing the Stock Price by 'book value', where book value is the amount of total shareholder's equity divided by the total number of issued and outstanding shares.

     29. 'Price/Earnings Ratio' shall mean, as of any date, a number determined by dividing the Stock Price by Earnings Per Share.

     30. 'Productivity' shall mean Total Costs divided by total pounds of goods sold to entities other than Witco and its subsidiaries and affiliates.

     31. 'Return on Assets' shall mean, as of the end of any year, a percentage obtained by dividing Net Earnings by the Company's total assets, (as reported on the Company's balance sheet) and multiplying the result by 100.

     32. 'Return on Capital Employed' shall mean, as of the end of any year, a percentage determined by dividing the sum of the Company's Operating Earnings (determined without regard to interest income) and after-tax interest expense by 'Net Assets' and multiplying the result by 100. For this purpose,

             'Net Assets' shall mean the Company's total assets (as reported  on
        the   Company's  balance   sheet)  less   non-interest  bearing  current
        liabilities.

     33. 'Stock Price' shall mean, as of any date, the closing price for the Common Stock as listed on the New York Stock Exchange Composite Transactions Tape on the applicable valuation date or, if no Common Stock has traded on such day, the closing price on the next preceding day on which Common Stock has traded.

     34. 'Total Costs' shall mean the sum of the Company's Operating Costs (excluding interest and tax expenses) and administrative expenses (after such expenses have been adjusted for the effects of foreign currency exchange fluctuations at the exchange rates used by Witco for purposes of forecasting financial results).

     35. 'Total Debt/Total Capital Ratio' shall mean, as of any date, a number determined by dividing the sum of the Company's outstanding long-term and short-term debt by the sum of total shareholders' equity and the Company's outstanding long-term and short-term debt.

     36. 'Total Shareholder Return' shall mean, for any period, the excess (if any) of the Stock Price on the last day of the period and the amount of dividends paid to investors by the Company during the period (valued as if such dividends had been reinvested in the Company by all investors as of the date paid) less the sum of the Stock Price on the first day of the period.

                                                                       EXHIBIT C

                               WITCO CORPORATION
                        OFFICERS' ANNUAL INCENTIVE PLAN

SECTION 1. ESTABLISHMENT

     Witco   Corporation  hereby  establishes  this  revised  Witco  Corporation
Officers' Annual Incentive Plan.

SECTION 2. PURPOSE

     The purpose of the Plan is to provide to selected officers of Witco Corporation and its subsidiaries who are in a position to contribute to Witco's success, an increased incentive to contribute to Witco by providing (a) officers with the opportunity to receive an annual bonus; (b) an attractive compensation vehicle to attract, motivate and retain qualified individuals in the employ of the Company; and (c) a program under which officers can receive Common Stock.

SECTION 3. DEFINITIONS

     When capitalized herein, the terms below shall have the following meanings:

     (a) 'Adjustment Factor' shall mean a percentage or range of percentages (determined by reference to the level of achievement of one or more of the
Performance Measurements) which may be used to increase or decrease a Performance Bonus.

     (b) 'Base Salary' shall mean, for any Participant, a Participant's annual base salary on the last day of the Bonus Period. Base Salary shall not include any incentive compensation.

     (c) 'Board' shall mean the Board of Directors of Witco.

     (d) 'Bonus Period' shall mean the one-year period commencing on January 1, 1997, and each one year period commencing on January 1st thereafter.

     (e) 'Cause' when used in connection with the termination of a Participant's employment with the Company, shall mean (i) the willful engaging by the Participant in misconduct in the performance of duties with the Company; (ii) the failure of the Participant (other than due to the Participant's disability) to substantially perform the duties of his or her job, or (iii) the engaging by the Participant in illegal conduct (other than any misdemeanor, traffic violation or similar misconduct), in connection with the performance of his or her duties with the Company; provided, however, that for purposes of this Plan, a Participant shall not be deemed to have been terminated for 'cause' unless the Participant shall have first been notified by delivery to the Participant of a copy of a resolution duly adopted at a meeting of the Board (at which the Participant is offered a reasonable opportunity, together with his or her counsel, to be heard before the Board prior to such vote) by the affirmative vote of not less than three-quarters (3/4) of the entire membership of the Board determining that the Participant has engaged in conduct which constitutes Cause, which resolution represents the good faith opinion of the Board that the Participant's conduct meets the definition of Cause and sets forth the basis for such conclusion.

     (f) 'Code' shall mean the Internal Revenue Code of 1986, as amended.

     (g) 'Committee' shall mean a committee of the Board comprised of at least two or more outside directors (within the meaning of Code Section 162(m)(4)(C)) all of whom are 'non-employee directors' (within the meaning of Rule 16b-3 promulgated under the Securities Exchange Act of 1934, as amended).

     (h) 'Common Stock' shall mean the common stock of Witco, par value $5 per share.

     (i) 'Company' shall mean Witco and its subsidiaries and affiliates.

     (j) 'Disability' shall mean a total disability as a result of a physical or mental injury or disease which (i) prevents the Participant from substantially performing the duties of his or her employment for the Company, (ii) shall have continued for a period of at least six consecutive months and is reasonably likely to be permanent and continuous, (iii) was not contracted, suffered or incurred while the Participant was engaged in, and did not result from the Participant having committed, a criminal activity, (iv) did not result from an intentionally self-inflicted injury, and (v) is certified by the Committee as meeting (i) through (iv).

     (k) 'Disability Date' shall mean the date as of which the Committee determines an Eligible Employee has met the definition of Disability.

     (l) 'Eligible Employee' shall mean any management or senior professional employee of the Company who is a corporate officer of the Company. A person shall cease to be an Eligible Employee on the earlier of his or her Disability Date or the date of his or her termination of employment (including termination due to Retirement or death), or transfer to a position which is not eligible to participate in this Plan.

     (m) 'Fair Market Value' shall mean the closing price of a share of Common Stock on the New York Stock Exchange on the applicable valuation date (or, if the Common Stock is not then traded on the New York Stock Exchange, the closing price reported on the principal market (as determined by the Committee) or, if no trade of the Common Stock shall have been made on that day, the next preceding day on which there was a trade of Common Stock; provided, however, that if the Common Stock has not been traded for ten trading days or if there ceases to be a principal market for the Common Stock, the 'Fair Market Value' of such Common Stock shall be determined by the Committee in its reasonable discretion and in good faith.

     (n) 'Maximum Performance Bonus' shall mean for each Bonus Period, the maximum amount payable to a Participant with respect to such Bonus Period. The Maximum Performance Bonus shall be $3 million for the Chief Executive Officer of Witco and $2 million for each other Participant.

     (o) 'Performance Measurements' shall mean the measurement or measurements selected by the Committee to measure the performance of Participants and the Company for a Bonus Period. The Committee shall select from one or more of the performance measurements listed on Appendix A.

     (p) 'Participant' shall mean an Eligible Employee selected by the Committee to participate in this Plan for a Bonus Period, as provided in Section 6.

     (q) 'Performance Bonus' shall mean a cash bonus payable pursuant to the terms and conditions of this Plan.

     (r) 'Performance Percentage' shall mean, with respect to each Bonus Period, a percentage determined by reference to the Company's achievement of the Target. The range of Performance Percentages applicable to any Participant for a particular Bonus Period shall be determined by the Committee.

     (s) 'Plan' shall mean this revised Witco Corporation Officers' Annual Incentive Plan, as amended from time to time.

     (t) 'Retirement' shall mean the termination of the employment of a Participant (other than due to death, Disability or termination for Cause) on or after the Participant's attainment of fifty-five (55) years of age.

     (u) 'Target' shall mean, for each Bonus Period, the target level(s) or percentage(s) (as applicable) of one or more Performance Measurements, as established by the Committee.

     (v) 'Target Percentage of Salary' shall mean a percentage of the Base Salary of each Participant for each Bonus Period that represents the portion of such Participant's Base Salary that would be payable to the Participant as a Performance Bonus with respect to that Bonus Period if the Performance Percentage is 100%, which percentage shall be determined by the Committee.

     (w) 'Witco' shall mean Witco Corporation, a Delaware Corporation.

SECTION 4. ADMINISTRATION OF THE PLAN

     The Plan shall be administered by the Committee which shall have full authority to take all actions necessary to administer the Plan, including the authority and the discretion to interpret and construe any provision of the Plan (except to the extent that discretion is expressly limited by this Plan), to determine the terms under which any Performance Bonus is payable and to adopt such rules and regulations for administering the Plan as it may deem necessary. Decisions of the Committee shall be final and binding on all parties. No member of the Committee shall be liable to any Participant for any action, omission, or determination relating to the Plan. Whether an authorized leave of absence shall constitute termination of employment shall be determined by the Committee in its absolute discretion.

SECTION 5. EFFECTIVE DATE

     This Plan shall be effective on January 1, 1997, subject to the approval of the Plan prior to January 1, 1998 by the holders of a majority of the shares of Witco present or represented by proxy, and entitled to vote at a regular or special meeting of the shareholders of Witco. The Committee may take the actions described in Section 6 hereof prior to the date a majority of shareholders approve the Plan provided such actions are taken subject to such shareholder approval.

SECTION 6. PARTICIPATION

     (a) Generally. During the first ninety (90) days of each Bonus Period, the Committee shall determine in writing (i) the Eligible Employees who shall participate in the Plan for such Bonus Period, (ii) the Target Percentage of Salary for each Participant, (iii) the Performance Measurements, Target and the range of Performance Percentages applicable to each Participant or group of Participants, and (iv) if applicable, the Adjustment Factor and the Performance Measurements applicable to such Adjustment Factor.

     (b) Mid-Year Participants. An individual who becomes an Eligible Employee after a Bonus Period has commenced may become a Participant in that Bonus Period if, prior to the expiration of 25% of the portion of the Bonus Period during which the Employee will be a Participant, the Committee (i) designates such individual as a Participant for such Bonus Period, (ii) establishes the Performance Measurements and the Target to be met for such Bonus Period, (iii) establishes the Participant's Target

Percentage  of Salary, (iv) establishes the range of Performance Percentages and
(v) establishes the Adjustment Factor and the Performance Measurements applicable to such Adjustment Factor. Notwithstanding the foregoing, an Eligible Employee may not become a Participant in the middle of a Bonus Period if, at the time such Eligible Employee is to become a Participant, attainment of the Target for such Bonus Period is substantially certain.

SECTION 7. DETERMINATION AND PAYMENT OF BONUS AMOUNT

     (a) Determination of Earnings. As soon as practical, but no later than ninety (90) days following the end of each Bonus Period, the Company shall calculate the Performance Measurements for such Bonus Period and determine if the Target has been achieved.

     (b) Amount of Performance Bonus. Except as otherwise provided in Section 8, the amount of the Performance Bonus payable to each Participant with respect to a Bonus Period shall be equal to the product obtained by multiplying (i) the Participant's Base Salary for such Bonus Period, (ii) the Participant's Target Percentage of Salary for such Bonus Period, and (iii) the Performance Percentage for such Bonus Period, adjusted by the Adjustment Factor; provided, however, that in no event shall the Performance Bonus exceed the Maximum Performance Bonus. The Committee shall have absolute discretion to decrease or eliminate the Performance Bonus of any Participant for any reason the Committee shall deem appropriate.

     (c) Payment of Performance Bonus.

          (i) Timing. Not later than thirty (30) days following the determination of the amount of the Performance Bonus payable to each Participant with respect to a Bonus Period, the Company shall pay the Performance Bonus; provided, however, that no Performance Bonuses shall be payable prior to the time that the Committee certifies in writing that the level of performance supporting the Performance Percentages applicable to each such Performance Bonus have been satisfied; and provided, further, that if a Participant has properly elected to defer all or a portion of his Performance Bonus under the 1994 Witco Corporation Deferred Compensation Plan (or other similar plan), as amended from time to time (or any similar plan), amounts otherwise payable under this Plan shall be deferred in accordance with the Participant's election.

          (ii) Form of Payment. The Performance Bonus may be paid, in the Committee's discretion, in cash, shares of Common Stock, or a combination of both. If the Performance Bonus is paid in Common Stock, the number of shares provided shall be based on the Fair Market Value of such shares of Common Stock on the date prior to the date of distribution.

SECTION 8. EFFECT OF CHANGES MID-BONUS PERIOD

     (a) General Rule: No  Bonus Payable. Except as  otherwise provided in  this
Section 8, no Participant shall be entitled to a Performance Bonus with respect to any Bonus Period unless he or she is employed by the Company on the last day of such Bonus Period.

     (b) Death, Disability, Retirement, Termination without Cause. In the event of the death, Disability, Retirement or termination without Cause of a Participant during a Bonus Period or the transfer of a Participant to a position where he or she is not an Eligible Employee, the Participant's Performance Bonus for such Bonus Period shall be determined in accordance with Section 8(d)(i).

     (c) Effect of Job Change. If, during a Bonus Period, a Participant is transferred to a position for which the Committee has previously set a Target and/or a Target Percentage of Salary which differ from those applicable to the Participant immediately prior to the transfer or if the Participant is transferred to a new position for which no Target and Target Percentage of Salary have been established for the Bonus Period, then:

          (i) Attainment of Previously Established Target For New Position Not Substantially Certain. If, at the time of the transfer, the attainment of the Target which the Committee established for employees previously holding the position to which the Participant was transferred is not substantially certain, such Target and the Target Percentage of Salary (as well as the range of Performance Percentages and, if applicable, the Adjustment Factor) for such position shall apply to the Participant for the portion of the Bonus Period beginning on the date of the transfer and the Participant's Performance Bonus shall be determined in accordance with Section 8(d)(ii) below. Notwithstanding the forgoing, at any time prior to expiration of 25% of the portion of the Bonus Period following such transfer, the Committee may determine either (A) that the Participant shall no longer be eligible to participate in the Plan as of the date of such transfer (in which case the Participant's Performance Bonus for such Bonus Period shall be determined in accordance with Section 8(d)(i) below), or (B) that the Target and/or Target Percentage of Salary applicable to the Participant immediately prior to the transfer (as well as the range of Performance Percentages and, if applicable, the Adjustment Factor) shall continue to apply (in which case the Participant's Performance Bonus shall be calculated as if the Participant had not been transferred).

          (ii) Attainment of New Position's Previously Established Target Substantially Certain. If, at the time of the transfer, the attainment of the Target which the Committee established for employees holding the position to which the Participant was transferred is substantially certain, the Target and/or Target Percentage of Salary applicable to the Participant immediately prior to the transfer (as well as the range of Performance Percentages and, if applicable, the Adjustment Factor) shall continue to apply (in which case the Participant's Performance Bonus shall be calculated as if the Participant had not been transferred) unless, prior to the expiration of 25% of the portion of the Bonus Period which follows the date of such transfer, the Committee determines that the Participant shall no longer be eligible to participate in the Plan as of the date of such transfer (in which case the Participant's Performance Bonus for such Bonus Period shall be determined in accordance with Section 8(d)(i)).

          (iii) No Target Previously Established. If a Participant is transferred to a position for which a Target and a Target Percentage of Salary have not previously been established, the Target and Target Percentage of Salary applicable to the Participant immediately prior to the transfer shall continue to apply (in which case the Participant's Performance Bonus shall be calculated as if the Participant had not been transferred) unless prior to the expiration 25% of the Bonus Period during which the Employee will be a Participant, the Committee determines (A) that the Participant shall no longer be eligible to participate in the Plan as of the date of such transfer (in which case the Participant's Performance Bonus for such Bonus Period shall be determined in accordance with Section 8(d)(i)) or (B) establishes in writing the Target Percentage of Salary, the Performance Measurements, Target and the range of Performance Percentages, and if applicable, the Adjustment Factor and applicable Performance Measurements that shall apply to the Participant on and after the date of transfer (in which case Participant's Performance Bonus shall be determined in accordance with Section 8(d)(ii)).

          (d) Mid-Bonus Period Changes: Calculation of Performance Bonus.

          (i) Participation for Less Than Full Bonus Period. If a Participant did not participate in the Plan for the entire Bonus Period, the
     Participant's Performance Bonus shall be determined by taking the Performance Bonus determined in accordance with Section 7(b) (or if the Participant has had a job change resulting in a mid-Bonus Period change of the Target and/or Target Percentage of Salary, the Performance Bonus determined in accordance with Section 8(d)(ii)) and multiplying it by a fraction, the numerator of which shall be the number of full and partial months elapsed in the Bonus Period in which the Participant participated and the denominator of which shall be 12.

          (ii) Mid-Year Changes in Target and/or Target Percentage of Salary Changes. The Performance Bonus of a Participant whose Target and/or Target Percentage of Salary changes in the middle of a Bonus Period, shall be calculated by adding (A) and (B) below; provided, however, that the Participant's Performance Bonus may not exceed the Maximum Performance Bonus; and provided, further, the Committee shall have discretion to reduce any Participant's Performance Bonus.

          (A) Pre-Change Bonus. the Performance Bonus (determined in accordance with Section 7(b)) using the Target(s) and/or Target Percentage(s) of Salary (as well as the range of Performance Percentages and, if applicable, Adjustment Factor) prior to the effective date of such change and multiplying it by a fraction the numerator of which shall be the number of full and partial months elapsed in the Bonus Period during which the Participant was covered by such Target and Target Percentage of Salary and the denominator of which shall be 12.

          (B) Post-Change Bonus. the Performance Bonus determined in accordance with Section 7(b)) using the Target and/or Target Percentage of Salary in effect on and after the date of the change (as well as the range of Performance Percentages and, if applicable, Adjustment Factor) and multiplying it by a fraction the numerator of which shall be the number of full and partial months elapsed in the Bonus Period during which the Participant was covered by such Target and Target Percentage of Salary and the denominator of which shall be 12.

     (e) Timing. Performance Bonuses determined under this Section 8 shall be determined and paid at the same time that Performance Bonuses are determined and paid for all other Participants, as prescribed in Section 7.

SECTION 9. MISCELLANEOUS

     (a) Assignability. The right of a Participant or of any other person to any payment hereunder shall not be assigned, transferred, pledged or encumbered.

     (b) Withholding. All payments required to be paid hereunder shall be subject to any required federal, state, local and other applicable withholdings or deductions as determined by the Company.

     (c) Not a Contract of Employment. Nothing contained in this Plan shall confer upon any Participant any right with respect to the continuation of his or her employment by the Company or interfere in any way with the right of the Company at any time to terminate such employment or to increase or decrease the base salary or other compensation of the Participant from the rate in effect at the commencement of a Bonus Period.

     (d) Amendment/Termination. The Committee may at any time amend this Plan with respect to any Bonus Period which has not yet commenced; provided, however, that no amendment for which shareholder approval would be required to satisfy the requirements necessary for Performance Bonuses payable hereunder to be 'performance-based compensation', within the meaning of Code SS 162(m)(4)(C), shall be effective until such shareholder approval has been obtained. The Committee may at any time terminate or suspend this Plan; provided, however, that if the Committee terminates or suspends this Plan more than 90 days after the commencement of a Bonus Period each Participant shall receive at the end of such Bonus Period the greater of:
(i) the Performance Bonus he or she would have received had such termination or suspension not been effected based on actual performance during the Bonus Period, and (ii) the bonus the Participant is entitled to receive under any replacement plan covering the same time period. Subject to the foregoing requirement, upon termination of the Plan, all other rights of each Participant with respect to any Bonus Period that has not ended on or prior to the date of such termination shall become null and void.

     (e) Funding. This Plan shall be unfunded. Performance Bonuses shall be paid from the general assets of the Company (or a trust established by the Company to meet its obligations hereunder which shall not be subject to the claims of Participants) and Participants in this Plan shall be general unsecured creditors of the Company. No Participant shall have any right, title, claim or interest in or with respect to any specific assets of the Company in connection with his or her participation in this Plan.

     (f) Governing Law; Interpretation. This Plan shall be governed by laws of the State of Connecticut, to the extent not preempted by federal law. This Plan is intended to be administered to provide Participants with 'performance-based compensation', within the meaning of Code SS 162(m)(4)(C), and all rights of the Participants hereunder shall be construed in accordance with such provision.

     (g) Former Officers' Annual Incentive Plan. This Plan supersedes the former program known as the Witco Corporation Officers' Annual Incentive Plan.

     (h) Construction. For purpose of this Plan, the word 'days' shall mean calendar days.

                                                         APPENDIX A TO EXHIBIT C
                               WITCO CORPORATION
                            PERFORMANCE MEASUREMENTS
                                    FOR THE
               WITCO CORPORATION OFFICERS' ANNUAL INCENTIVE PLAN

     1. 'Return on Equity' shall mean, as of any date, a percentage obtained by dividing Net Earnings by Average Equity and multiplying the result by 100. For this purpose 'Average Equity' is defined as the number obtained by adding total shareholders' equity as of the Determination Date and the December 31st preceding the Determination Date (as reported on the Company's financial statements) and dividing by 2.

     2. 'Earnings Per Share' shall mean, as of the end of any year, Net Earnings divided by the weighted average number of issued and outstanding shares of Common Stock.

     3. 'Return on Investment' shall mean, as of the end of any year, the amount determined by dividing Net Earnings less dividends paid during the year by total shareholders' equity.

     4. 'Shareholder Value' shall mean, as of the end of any year, the number determined by applying the following formula:

             Multiply Adjusted Operating Earnings by (1.00 minus the Effective Tax Rate).

             Subtract the result by the sum of the incremental amount of Fixed Capital Investment and Working Capital Investment during the year and add amortization of intangibles.

             Divide the result by the Weighted Average Cost of Capital.

             For this purpose,

             'Adjusted  Operating Earnings'  shall mean  the Company's operating
        income  excluding   interest   income,   interest   expense,   and   all
        non-recurring items, as reported on the Company's financial statements.

             'Effective Tax Rate' shall mean the Company's current tax expense divided by earnings before tax expense, as reported on the Company's financial statements.

             'Fixed   Capital  Investment'  shall  mean  the  Company's  capital expenditures less depreciation expense, as reported on the Company's financial statements.

             'Weighted Average Cost of Capital' shall mean the rate determined by adding the Weighted Average Cost of Equity and the Weighted Average Cost of Debt. 'Weighted Average Cost of Equity' shall be determined using the following formula: (Rf + ([B] x Rm)) x (1.00 - Total Debt to Capital Ratio). 'Weighted Average Cost of Debt' shall be determined using the following formula: Total Debt to Capital Ratio x Total Cost of Debt. For purpose of these calculations:

             Rf (risk free rate) = the rate on 30 Year Treasury bills

             Rm (market risk premium) = 4.9%

             [B](Beta) = the [B] for the Company as reported by Bloomberg.

             Total Cost of Debt = weighted average cost of long- and short-term debt.

             'Working Capital Investment' shall mean trade receivables plus inventory minus trade accounts payable, as reported on the Company's financial statements.

     5. 'Average Delinquent Days' shall mean the excess (if any) of Days Sales Outstanding over Best Possible Days Sales Outstanding. For this purpose,

          'Best Possible Days Sales Outstanding' shall mean as of the first day of any month the amount of credit sales which are current (i.e., not delinquent under the terms of a contract or purchase order) for the immediately preceding three month period multiplied by 90, divided by the total sales for the immediately preceding three month period.

          'Days Sales Outstanding' shall mean as of the first day of any month the average amount of credit sales for the immediately preceding three month period multiplied by 90, divided by the total sales for the immediately preceding three month period.

     6. 'Cash Flow from Operations' shall mean, as of the end of any year, Net Earnings before depreciation and other non-cash charges, adjusted by the change from the last day of the previous year in the Company's aggregate current assets and current liabilities.

     7. 'Cost of Goods Sold' shall mean, as of the end of any year, the cost of goods sold plus applicable depreciation and amortization as reported on the Company's financial statements.

     8. 'Current Ratio' shall mean, as of the end of any year, the Company's current assets divided by its current liabilities (each of which is reported on the Company's financial statements).

     9. 'Customer Satisfaction' shall mean, as of any date, a number representing the relative satisfaction of Witco's customers as compared to the number representing the satisfaction of peer companies selected by the Committee prior to the Performance Period, which numbers shall be determined by an independent third-party consultant retained by the Committee to evaluate customer satisfaction for purposes of this Plan using a statistically valid customer satisfaction survey.

     10. 'Dividend Yield' shall mean, as of the end of any year, the percentage of Net Earnings paid to shareholders in cash or stock in that year.

     11. 'EBIT' shall mean, as of the end of any year, Net Earnings before interest and tax expenses.

     12. 'EBIT Margin' a percentage determined by dividing EBIT by Net Sales and multiplying by 100.

     13. 'EBITDA' shall mean, as of the end of any year, Net Earnings before interest, tax, depreciation and amortization expenses.

     14. 'EBITDA Margin' a percentage determined by dividing EBITDA by Net Sales and multiplying by 100.

     15. 'Firm Value' shall mean, as of any date, the sum of total shareholders' equity plus long and short-term debt (as reported on the Company's financial statements).

     16. 'Gross Profit' shall mean, as of the end of any year, Net Sales minus Cost of Goods Sold.

     17. 'Gross Profit Margin' shall mean, as of any date, a percentage determined by dividing Gross Profit by Net Sales and multiplying by 100.

     18. 'Inventory Turnover' shall mean, as of the end of any year, Cost of Goods divided by the average monthly inventory during that year.

     19. 'Long-Term Debt to Total Capital Ratio' shall mean, as of any date, a number determined by dividing the sum of the Company's outstanding long-term debt by the sum of total shareholders' equity and the Company's outstanding short-term and long-term debt.

     20. 'Net Earnings' shall mean, as of the end of any year, the Company's net income as reported on the Company's financial statements, determined before taking into account any nonrecurring items.

     21. 'Net Earnings Margin' shall mean Net Earnings divided by Net Sales, and multiplying by 100.

     22. 'Net Sales' shall mean, as of any date, net sales as reported on the Company's financial statements.

     23.  'Net  Working  Capital'  shall  mean  current  assets  minus   current
liabilities (other than short-term debt), as reported on the Company's financial statements.

     24. 'Operating Cash Flow' shall mean, as of the end of any year, Net Earnings before depreciation and amortization adjusted by the change from the last day of the previous year in Working Capital Investment, after adjusting for the impact of foreign currency translation fluctuations.

     25. 'Operating Costs' shall mean, as of any year, the operating expenses from any business or business unit, as reported on the Company's financial statements, after being adjusted for the effects of foreign currency exchange fluctuations at the exchange rates used by the Company for purposes of forecasting financial results.

     26. 'Operating Earnings' shall mean the operating income from any business or business unit, as reported on the Company's financial statements, after being adjusted for the effects of foreign currency exchange fluctuations at the exchange rates used by the Company for purposes of forecasting financial results but determined before taking into account any nonrecurring items.

     27. 'Operating Earnings Margin' shall mean, as of any date, a percentage determined by dividing Operating Earnings by Net Sales, and multiplying by 100.

     28. 'Price/Book Ratio' shall mean, as of any date, a number determined by dividing the Stock Price by 'book value', where book value is the amount of total shareholder's equity divided by the total number of issued and outstanding shares.

     29. 'Price/Earnings Ratio' shall mean, as of any date, a number determined by dividing the Stock Price by Earnings Per Share.

     30. 'Productivity' shall mean Total Costs divided by total pounds of goods sold to entities other than Witco and its subsidiaries and affiliates.

     31. 'Return on Assets' shall mean, as of the end of any year, a percentage obtained by dividing Net Earnings by the Company's total assets, (as reported on the Company's balance sheet) and multiplying the result by 100.

     32. 'Return on Capital Employed' shall mean, as of the end of any year, a percentage determined by dividing the sum of the Company's Operating Earnings (determined without regard to interest income) and after-tax interest expense by 'Net Assets' and multiplying the result by 100. For this purpose,

             'Net  Assets' shall mean the Company's total assets (as reported on
        the  Company's  balance   sheet)  less   non-interest  bearing   current
        liabilities.

     33. 'Stock Price' shall mean, as of any date, the closing price for the Common Stock as listed on the New York Stock Exchange Composite Transactions Tape on the applicable valuation date or, if no Common Stock has traded on such day, the closing price on the next preceding day on which Common Stock has traded.

     34. 'Total Costs' shall mean the sum of the Company's Operating Costs (excluding interest and tax expenses) and administrative expenses (after such expenses have been adjusted for the effects of foreign currency exchange fluctuations at the exchange rates used by Witco for purposes of forecasting financial results).

     35. 'Total Debt/Total Capital Ratio' shall mean, as of any date, a number determined by dividing the sum of the Company's outstanding long-term and short-term debt by the sum of total shareholders' equity and the Company's outstanding long-term and short-term debt.

     36. 'Total Shareholder Return' shall mean, for any period, the excess (if any) of the Stock Price on the last day of the period and the amount of dividends paid to investors by the Company during the period (valued as if such dividends had been reinvested in the Company by all investors as of the date paid) less the sum of the Stock Price on the first day of the period.

                                APPENDIX 1

                                PROXY CARD


                             WITCO CORPORATION
     PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF THE COMPANY
              FOR THE ANNUAL MEETING TO BE HELD APRIL 23, 1997
   P
   R
   O  The  undersigned hereby  appoints E. Gary  Cook,  Camillo  J.  DiFrancesco
   X and Dustan E. McCoy or any one of them, as Proxies, each with the Y power to appoint his substitute, and hereby authorizes them to represent and to  vote all the shares of WITCO  CORPORATION held  of  record  by the undersigned on March 12, 1997, with all powers the undersigned would possess if present upon the following matters and upon any other business that may properly come before the ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON WEDNESDAY, APRIL 23, 1997 at 10:30 A.M., at Witco Corporation, One American Lane, Third Floor, Greenwich, Connecticut, and at any adjournments thereof.

      This proxy when properly executed will be voted as specified herein. If no specification is made, it is the intention of the proxies to vote FOR proposals 1,2,3,4 and 5.

      Please indicate your vote for the election of Directors on the reverse. The nominees are:

              Simeon Brinberg, William R. Grant and Richard M. Hayden

      Please sign the reverse side of this proxy and return it promptly whether or not you expect to attend the meeting. You may nevertheless vote in person if you do attend.

                                                               SEE REVERSE SIDE

--------------------------------------------------------------------------------
                              FOLD AND DETACH HERE

WITCO                                       Witco Corporation
                                            One American Lane
                                            Greenwich, CT 06831-2559

                                            E. Gary Cook
                                            Chairman of the Board, President
                                            and Chief Executive Officer

   March 21, 1997

   To the Shareholders of Witco Corporation:

   The 1997 Annual Meeting of Shareholders of Witco Corporation will take place on Wednesday, April 23, 1997, beginning at 10:30 a.m. Eastern Daylight
   Savings Time in the offices of Witco Corporation, One American Lane, Greenwich, Connecticut on the 3rd floor. See the reverse side of this letter for a map to Witco's World Headquarters in Greenwich, Connecticut. The matters to be taken up at the meeting are described in the enclosed proxy statement.

   Your vote and participation in the Annual Meeting of Shareholders is important. Whether you plan to attend the meeting or not, please review carefully the enclosed proxy statement, complete the form of proxy on the reverse side, and return the form promptly in the envelope provided.

   If you do plan to attend the meeting, we look forward to seeing you at the meeting.

   Sincerely,

   /s/ E. Gary Cook

   Chairman

    PLEASE MARK YOUR                                                 |
X   VOTES AS IN THIS                                                 |     0581
    EXAMPLE.                                                         |_______

     THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF DIRECTORS AND FOR PROPOSALS 2, 3, 4 AND 5.

    THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR PROPOSALS 1, 2, 3,4 AND 5.

To vote for all items AS RECOMMENDED         [ ]
BY THE BOARD OF DIRECTORS,
mark this box, sign, date and return this proxy. (NO ADDITIONAL VOTE IS
NECESSARY.)

                   FOR      WITHHELD
1. Election of     [ ]         [ ]
   Directors.
   (see reverse)

  For, except vote withheld from the following nominee(s):

----------------------------------------------------------

                                          FOR     AGAINST   ABSTAIN
2. To ratify the appointment of Ernst     [ ]       [ ]       [ ]
   & Young LLP as the Company's
   independent auditors for 1997.

3. To approve the adoption of the         [ ]       [ ]       [ ]
   Witco Corporation Shareholder
   Value Incentive Plan.

4. To approve the adoption of the         [ ]       [ ]       [ ]
   Witco Corporation 1997 Stock
   Incentive Plan.

5. To approve the adoption of the         [ ]       [ ]       [ ]
   Witco Corporation Officer's
   Annual Incentive Plan.

SIGNATURE (S)_______________________________________________ DATE ______________

NOTE: Please sign exactly as name appears hereon, Joint owners should each sign.
      When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.

--------------------------------------------------------------------------------
                              FOLD AND DETACH HERE


[MAP OF WITCO WORLD HEADQUARTERS]                    DIRECTIONS TO WITCO
                                                     -------------------

                                                   *I-684 to Exit 2
                                                   "Westchester Airport"
                                                   *East to traffic light
                                                   *Left onto Rte. 120 North
                                                   *9/10ths of a mile to traffic
                                                      light and Witco sign
                                                   *Right at light onto American
                                                      Lane

                                                      MAJOR THOROUGHFARES
                                                      -------------------
                                                    *I-287
                                                    *I-87
                                                    *Major Deegan Expressway
                                                       (becomes I-87)
                                                    *Hutchinson River Parkway
                                                    *Merritt Parkway
                                                    *Tappan Zee Bridge

                                                     FOR ADDITIONAL INSTRUCTIONS
                                                     ---------------------------
                                                     Call - (203) 552-2000

                                APPENDIX 2

[Logo]                                                  WITCO CORPORATION
                                                        One American Lane
                                                        Greenwich, CT 06831-2559
                                                        (203) 552-2000

                                                        E. GARY COOK
                                                        Chairman of the Board
                                                        President
                                                        Chief Executive Officer

March 21, 1997

Dear Witco Shareholder:

     I am most pleased to have the opportunity to communicate with you in connection with my first Annual Meeting of Shareholders as Witco's Chairman of the Board and Chief Executive Officer. As you will see in our Annual Report, it is an exciting time for Witco as we implement our new strategies which we believe will move us toward our vision of becoming the preeminent global specialty chemical company.

     An important goal for our company is to create additional value for our shareholders. In the proxy statement you will see that we plan to initiate the following steps to closely tie shareholder value creation with our compensation programs:

 We are establishing a unique program to motivate our senior management to increase the value of Witco common stock and to increase earnings per share. Shareholder approval of the Witco Corporation Shareholder Value Incentive Plan, which is described in detail in the proxy statement, will permit participants to receive awards of common stock if, during the next five years, Witco's common stock reaches a value of at least $75 5/8 per share for ten consecutive trading days or its earnings per share in any year reaches at least $4.50.

 This program is unusual as participants generally do not benefit unless the stock price or earnings per share targets are met within the five year time frame. Unlike many incentive compensation programs, there is no reward to participants unless and until after our shareholders realize a very significant increase in the value of their investment.

 The following data shows the alignment this plan creates between its participants and Witco's shareholders. Should the stock price target be met within the five year time frame, the gain to shareholders would be $2.878 billion(1). The gain to the participants of $151.25 million(2) would be 5.25% of the total increase in shareholder value.

 We plan to grant stock options, or their equivalent, to every Witco employee, including all of those who do not currently participate in our existing stock option program. Shareholder approval of the Witco Corporation 1997 Stock Incentive Plan, which is also described in detail in the proxy statement, will enable us to proceed with this important event. In addition, approval of the Stock Incentive Plan gives Witco the flexibility to use Witco common stock in a variety of ways to provide real opportunities for our employees to benefit along with other shareholders as we increase shareholder value. Our goal is to consistently have at least 90% of Witco employees owning shares in their company.

 Witco's officers and directors now have significant share ownership requirements, which will further align their interests with those of our shareholders. These requirements are described in the proxy statement. Under the Officers' Annual Incentive Compensation Plan, which is described in the proxy statement, until officers of the company reach their required ownership levels, 20% of any bonus payable under this plan will be paid in common stock of Witco.

     Our goal is to encourage our employees and managers to frame and make decisions in ways that increase shareholder value. These plans will promote the keen and decisive actions which are needed to benefit all of Witco's shareholders. I welcome your input on these and other important issues facing our company.

                                         Very truly yours,

                                         /s/ E. GARY COOK

                                         E. Gary Cook
                                         Chairman, President and Chief Executive
                                         Officer
------------

(1) Based upon stock price increase from $30 5/8, the stock price on the date the plan was adopted by Witco's Board of Directors, subject to shareholder approval; assumes continued dividends at the present rate; and, assumes 57 million shares outstanding.

(2) Assumes 2 million shares are issued at $75 5/8.


                              STATEMENT OF DIFFERENCES
                              ------------------------

The section symbol shall be expressed as..................... 'SS'
The Greek letter beta shall be expressed as ................. [B]
The registered trademark symbol shall be expressed as ....... 'r'


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